                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-05010
                              THE HUNTINGTON FUNDS
               (Exact name of registrant as specified in charter)
                              5800 Corporate Drive
                       Pittsburgh, Pennsylvania 15237-7010
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: 1-800-544-8347

                              Ronald J. Corn, Esq.
                          The Huntington National Bank
                              41 South High Street
                              Columbus, Ohio 43287
                     (Name and address of agent for service)

                                   Copies to:
             David C. Mahaffey, Esq., and Christine S. Boehme, Esq.
                            Sullivan & Worcester
                               1666 K Street, N.W.
                              Washington, DC 20006

                   Date of fiscal year end: December 31, 2004

                   Date of reporting period: December 31, 2004

Item 1.     Reports to Stockholders

[Logo of Huntington Funds]

Annual
Shareholder
Report

Money Market Funds
Huntington Florida Tax-Free Money Fund
Huntington Money Market Fund
Huntington Ohio Municipal Money Market Fund
Huntington U.S. Treasury Money Market Fund

Equity Funds
Huntington Dividend Capture Fund
Huntington Growth Fund
Huntington Income Equity Fund
Huntington International Equity Fund
Huntington Macro 100 Fund
Huntington Mid Corp America Fund
Huntington New Economy Fund
Huntington Rotating Markets Fund
Huntington Situs Small Cap Fund

Income Funds
 Huntington Fixed Income Securities Fund
Huntington Intermediate Government Income Fund
Huntington Michigan Tax-Free Fund
Huntington Mortgage Securities Fund
Huntington Ohio Tax-Free Fund
Huntington Short/Intermediate Fixed Income Securities Fund

DECEMBER 31, 2004

TRUST SHARES
 INVESTMENT A SHARES
INVESTMENT B SHARES
INTERFUND SHARES

Dividend Capture Fund As of 12/31/04

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
B. Randolph Bateman, CFA, Chief Investment Officer
Kirk Mentzer, MBA, Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Dividend Capture Fund’s Trust, Investment A and Investment B Shares produced total returns of 13.52%, 13.20% and 12.61%, respectively, based on net asset value. This compared to the Standard & Poor’s 500 Index (S&P 500), which produced a total return of 10.88%1 and to the Dividend Capture Indices Blend’s (DCIB) return of 14.57%.2 We derived this performance from our top-down style and portfolio construction techniques aimed at producing a high level of stable income. Here are the highlights from each of the Fund’s asset classes:

• Preferred Stocks--The Fund held core, stable holdings from high quality issuers. Issuers in cyclical and utility industries performed best during the reporting period ended December 31, 2004.

• Common Stocks--In many regards, 2004 was a repeat of trends that began in 2003. Strong profits, plentiful liquidity, and increased risk-taking lifted the S&P 500 by 10.88%. Value stocks and smaller companies3 produced even better returns. Commodity and Industrial sectors dominated performance rankings with the Energy sector alone gaining 31% on rising oil prices.

• Real Estate Investment Trusts (REITs)4--Real estate investors enjoyed another year of double-digit growth due to a shift in investor preference for assets related to physical goods and high dividend yields. As measured by the Morgan Stanley REIT Index, REITs produced a total return of 31.39%5 for 2004.

For the reporting period ended December 31, 2004, the Fund’s total return was positively impacted by the strong results in both common stocks and REITs. Conversely, the Fund’s exposure to preferred stocks negatively impacted its performance as measured by the Merrill Lynch Fixed Rate Preferred Index return of 5.10%6 for the year ended December 31, 2004.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The DCIB is a custom, blended index comprised of the following three indices with their noted respective weightings: S&P 500/Barra Value Index (40%), Merrill Lynch Fixed Rate Preferred Index (40%) and NAREIT Index (20%). This custom, blended index and its respective weightings are reflective of the Fund’s sector diversification. The S&P 500/Barra Value Index is a capitalization-weighted index of the stocks in the S&P 500 having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index. Indices are unmanaged and investments cannot be made in an index.

(3) Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(4) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity.

(5) The Morgan Stanley REIT Index comprises the most actively traded real estate investment trusts and is designed to measure real estate equity performance. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(6) The Merrill Lynch Fixed Rate Preferred Index is a total return index comprised of fixed-rate preferred stock issues. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Dividend Capture Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Dividend Capture Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	13.52%	11.07%	10.56%
Investment A, without load	13.20%	10.79%	10.30%
Investment A, with load	6.67%	8.62%	8.61%
Investment B, without CDSC	12.61%	10.24%	9.73%
Investment B, with CDSC	7.61%	9.41%	9.12%

$15,000
$13,000
$11,000
$9,000
$7,000
$14,699
$13,976
$13,833
$13,728
$10,407
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
June-04
12/31/04
Huntington Dividend Capture Fund, Investment A*
S&P 500†
Huntington Dividend Capture Fund, Investment B**
Huntington Dividend Capture Fund, Trust
DCIB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and DCIB have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 500 and DCIB are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The S&P 500 and DCIB are unmanaged.

Growth Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: James J. Gibboney, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc. (the “Advisor”)

For the fiscal year ended December 31, 2004, the Huntington Growth Fund produced total returns of 7.65%, 7.36% and 6.85% for Trust, Investment A and Investment B Shares, respectively, based on net asset value. This compared to the Standard & Poor’s 500/Barra Growth Index, which returned 6.13%1 for the reporting period, and a return of 10.88%2 for the Standard & Poor’s 500 Index (S&P 500) for the same reporting period.

The Fund was impacted by the stock market’s general rise in value, most of which occurred in the fourth quarter of 2004. In general, high quality, large capitalization stocks continued to underperform in 2004. While the S&P 500 rose 10.88%, the S&P Equal Weight Index (S&P EWI) rose 16.95%.3 The S&P EWI performed better because smaller stocks generally performed better than larger stocks in 2004. The Fund tended to own the large companies within the S&P 500. Growth stocks also tended to underperform value stocks, which also negatively impacted Fund performance.

These phenomena seemed to predominate the Fund’s individual stock holdings. Pfizer, Inc., Intel Corp. and Merck & Co., Inc., all large-cap stocks, were three of the Fund’s worst performers. Qualcomm, Inc., Carnival Corp. and Franklin Resources, Inc., all smaller in market cap,4 were three of the Fund’s best performers.

The Fund’s sector weightings generally adhered to its investment policy sector guidelines. In addition, we took advantage of any opportunity to reduce some of the concentrations, all in the context of managing the Fund’s imbedded capital gain.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500/Barra Growth Index is a capitalization-weighted index of stocks in the S&P 500 having the highest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. The Advisor has elected to change the benchmark index from S&P 500 to S&P 500/Barra Growth Index because the S&P 500/Barra Growth Index is more representative of the securities typically held by the Fund.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) The S&P EWI is the equally weighted version of the S&P 500. The S&P EWI has the same stocks as the capitalization weighted S&P 500 but each company in the S&P EWI is allocated a fixed weight of 0.20% rebalanced quarterly. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(4) Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

Growth Fund (continued)

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500 and S&P 500/Barra Growth Index have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.00% ($10,000 investment minus $400 sales load = $9,600). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operation on July 3, 1989, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500 and S&P 500/Barra Growth Index are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Income Equity Fund As of 12/31/04

Management’s Discussion of Fund Performance
Co-Portfolio Managers:
Craig J. Hardy, CFA, MBA
Christopher G. Cwiklinski, CFA
Vice Presidents
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the total returns for the Huntington Income Equity Fund were 13.16%, 12.88% and 12.33% for Trust, Investment A and Investment B Shares, respectively, based on net asset value. These compare to the Standard & Poor’s 500 Index (S&P 500), which produced a total return of 10.88%,1 the S&P 500/Barra Value Index, which returned 15.69%,2 and a return of 13.02%3 for the Lipper Equity Income Funds Index (LEIFI).

During 2004, the Fund was positioned relatively conservatively, with an emphasis on stocks with high dividend yields, reasonable dividend growth prospects and a value orientation. This combination of characteristics allowed the Fund to outperform its benchmark index, the S&P 500, during 2004, a period of moderate stock market returns.

From a sector perspective, the sectors that contributed most positively to the performance of the Fund in 2004 were Materials, led by agricultural chemical companies; Telecommunications, led by integrated telecom companies; and Energy, led by integrated oil and gas and exploration and production companies. The sectors that negatively impacted the Fund in 2004 were Healthcare, with weakness in pharmaceutical stocks; Information Technology, including communications equipment and electronic equipment; and Consumer Discretionary, led by printing and publishing companies.

The stocks that contributed most positively to the Fund’s performance in 2004 were Monsanto Co., driven by earnings growth and price-to-earnings multiple expansion; Occidental Petroleum, due to higher volume and prices in crude oil; Exelon Corp., which benefited from a turnaround in its energy transmission and delivery business; and Genuine Parts Corp., which saw growth in earnings and an increase in its price-to-earnings multiple. The stocks that negatively impacted Fund performance in 2004 were Bristol-Myers Squibb and Wyeth, which declined along with most of the pharmaceutical industry; Gannett Co., Inc., which suffered price-to-earnings multiple contraction; and Nokia, which experienced an earnings decline during the year.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500/Barra Value Index is a market capitalization-weighted index of the stocks in the Standard & Poor’s 500 Index having the lowest price to book ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by the largest mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

Income Equity Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Income Equity Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date (1)
Trust	13.16%	6.16%	4.34%	9.97%	8.44%
Investment A, without load (2)	12.88%	5.90%	4.08%	9.70%	8.18%
Investment A, with load (2)	6.38%	3.83%	2.86%	9.05%	7.76%
Investment B, without CDSC (3)	12.33%	5.37%	3.50%	9.12%	7.62%
Investment B, with CDSC (3)	7.33%	4.49%	3.19%	9.12%	7.62%

$37,000
$33,000
$29,000
$25,000
$21,000
$17,000
$13,000
$9,000
12/31/94
Dec-96
Dec-98
Dec-00
Dec-02
12/31/04
Huntington Income Equity Fund, Trust $25,857
Huntington Income Equity Fund, Investment A* $23,777
Huntington Income Equity Fund, Investment B** $23,932
S&P 500† $31,253
LEIFI† $27,459
S&P 500/Barra Value Index† $31,742

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions on securities. The S&P 500, S&P 500/Barra Value Index and LEIFI have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.50% ($10,000 investment minus $550 sales load = $9,450). Effective May 1, 2000 the maximum sales load became 5.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 14, 1997, and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 14, 1997, performance is based on the performance of Trust Shares, adjusted for the Investment A Shares sales charge and 12b-1 fees.

(3) Prior to May 1, 2000, performance is based on the performance of Investment A Shares (and Trust Shares), adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The S&P 500, S&P 500/Barra Value Index and LEIFI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

International Equity Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Madelynn M. Matlock, CFA,
Director of International Investments
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington International Equity Fund produced returns of 20.06%, 19.84%, and 19.11% for Trust, Investment A and Investment B Shares, respectively, based on net asset value. This compared to the Morgan Stanley Capital International Europe, Far East and Australasia Index (EAFE), which returned 20.20%1 for the reporting period. The Fund’s return, compared to the EAFE, was influenced by three main factors: its regional allocation to Europe, Asia and the Americas, its exposure to various economic sectors and its currency exposure, each discussed below.

The regional allocation of the Fund favored Asian markets, including Japan, Australia, Singapore, Hong Kong, India, Malaysia and Korea. The Fund was underweight in the European markets. This regional balance slowed Fund performance versus the EAFE, as Pacific markets in general rose less than European markets and the EAFE, while the European markets performed somewhat better than the EAFE. Some of the smaller Asian markets, such as India and Hong Kong, posted very strong results, but Japanese market growth slowed after stronger results earlier in the year. This weighting effect was somewhat offset by an overall underweight in the Fund to the Japanese market as compared to the EAFE.

The Fund’s performance was helped by its overweighting in the Industrial, Utility, and Energy sectors over most of the year, as these more cyclical parts of the global equity market benefited from a strong rebound in growth. Materials stocks performed in line with the EAFE, and the Fund was equal weighted or slightly underweighted in these equities throughout the year. Financial stocks, comprising more than a quarter of the EAFE, also outperformed the EAFE. The Fund’s underweight in this sector negatively impacted its performance. Consumer staple goods, healthcare, and technology stocks lagged the overall EAFE. The Fund’s higher exposure to healthcare and staples, and its exposure to technology in line with the EAFE caused a drag to Fund performance. In general, the Fund’s sector allocation was too conservative to participate fully in the EAFE gain for the year.

The U.S. dollar lost another 7% against a basket of other currencies, such as the Euro and the Yen, on a trade-weighted basis, after a 15% decline in the previous year. Currency gains gave the EAFE a 7% boost. Many of the companies represented in the Fund’s portfolio benefited from improved earnings due to currency movements and the decline of the U.S. dollar, which boosted their stock prices. The performance of the EAFE also benefited from this effect. In addition, some of the most positively impacted companies accounted for more of the EAFE value than in the Fund’s portfolio.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The EAFE is a market capitalization-weighted equity index comprising 20 of the 48 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated, without change, into regional MSCI indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

International Equity Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington International Equity Fund, Trust Shares and Investment Shares

$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$12,072
$10,793
$10,202
$10,078
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
12/31/04
Huntington International Equity Fund, Investment A*
Huntington International Equity Fund, Investment B**
Huntington International Equity Fund, Trust
EAFE†

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized Inception to Date (1)
Trust	20.06%	11.97%	2.01%
Investment A, without load	19.84%	11.72%	1.76%
Investment A, with load	12.98%	9.52%	0.20%
Investment B, without CDSC	19.11%	11.16%	1.28%
Investment B, with CDSC	14.23%	10.35%	0.52%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The EAFE has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The EAFE is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Macro 100 Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Huntington Asset Advisors, Inc.
Portfolio Sub-Advisor: Laffer Investments, Inc.

For the period ended December 31, 2004, the total returns for the Fund’s Trust, Investment A and Investment B Shares were 12.29%, 12.03% and 11.70%, respectively, based on net asset value. This compared to the Standard & Poor’s 500 Index (S&P 500), which returned 9.76%1 for the reporting period.

The Fund’s outperformance versus the S&P 500 was led by a significant overweight in Financials for the Fund’s fiscal year. This was followed by solid returns from the Consumer Discretionary and Information Technology sectors.

The positioning of the factors used to select the securities for the Fund remained the same throughout the year. The portfolio was positioned for a continued weak U.S. dollar, a more growth-oriented economy, slightly rising interest rates, improving state fiscal situations and larger capitalization company outperformance. This led the portfolio to be significantly overweighted in both the Financial and Information Technology sectors. Conversely, the Fund was underweighted significantly in Consumer Staples, Healthcare, Energy and Industrials.

The environment in 2004 was an unusual one, to say the least, in regard to longer-term positioning of the models used to select securities. The contentious election cycle in the U.S. combined with erratic oil and gold prices created short-run financial and economic shocks and a confidence crisis in markets. Despite these situations, the models and the Fund performed well for investors.

On the individual security side of the ledger, some of our winners for the year included eBay, Inc., Yahoo, Inc., Home Depot, Inc., Bank of America Corp., Dell, Inc., Qualcomm, Inc., U.S. Bancorp, Inc., Wachovia Corp. and Microsoft Corp. Laggards included Coca-Cola Enterprises, Inc., Cisco Systems, Inc. and Intel Corp.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index. Return quoted is from May 3, 2004, the Fund’s start of performance, to December 31, 2004.

Macro 100 Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Macro 100 Fund, Trust Shares and Investment Shares

$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
4/30/04
Jun-04
12/31/04
$11,229
$11,076
$10,670
$10,559
Huntington Macro 100 Fund, Investment A*
Huntington Macro 100 Fund, Trust
Huntington Macro 100 Fund, Investment B**
S&P 500†

Total Returns As of 12/31/04	Cumulative Inception to Date Return (1)
Trust	12.29%
Investment A, without load	12.03%
Investment A, with load	5.59%
Investment B, without CDSC	11.70%
Investment B, with CDSC	6.70%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares, Investment A Shares and Investment B Shares commenced operations on April 30, 2004.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Mid Corp America Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Christopher M. Rowane, CFA, MBA
Senior Vice President
Huntington Asset Advisors, Inc. (the “Advisor”)

For the fiscal year ended December 31, 2004, the Huntington Mid Corp America Fund produced total returns of 17.40%, 17.02% and 16.46% for the Fund’s Trust, Investment A and Investment B Shares, respectively, based on net asset value. In 2004, the Standard & Poor’s 400 Index (S&P 400) produced a return of 16.44%,1 the Russell Midcap Index (RMCI) produced a return of 18.47%2 and the Lipper Mid Cap Core Average (LMCC) returned 15.52%.3

The Fund maintained a disciplined approach of selecting high quality holdings and continued utilizing the sector strategy of the Advisor which focuses on the economic impact within equity markets. The Fund outperformed its benchmark, the S&P 400, mainly because of its lighter exposure to the Technology sector, which produced mediocre returns during the volatile market of 2004. The Fund’s overweight positions in the Energy and Financial sectors added to its strong performance, as well as stock selection in the Consumer Discretionary sector. The Fund maintained a higher number of holdings than some of its peers to provide greater diversification.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 400 is an unmanaged capitalization weighted index of common stocks representing all major industries in the mid range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index. The Advisor has elected to change the benchmark index from the RMCI to the S&P 400 because the market capitalization of companies comprising the S&P 400 more closely correlates to the market capitalization of the companies in which the Fund invests.

(2) The RMCI is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into category indicated. They do not reflect sales charges.

(4) Diversification does not assure profit nor protect against loss.

Mid Corp America Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mid Corp America Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	17.40%	10.21%	9.12%
Investment A, without load	17.02%	9.92%	8.79%
Investment A, with load	10.27%	7.78%	7.12%
Investment B, without CDSC	16.46%	9.39%	8.26%
Investment B, with CDSC	11.46%	8.54%	7.63%

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
12/31/04
Huntington Mid Corp America Fund, Investment A* $13,021
Huntington Mid Corp America Fund, Trust $13,975
Huntington Mid Corp America Fund, Investment B** $13,257
RMCI† $13,958
S&P 400† $13,925
LMCC† $13,059

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 400, RMCI and LMCCI have been adjusted to reflect reinvestment of dividends on securities in the indices and average.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The S&P 400 and RMCI are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. The indices are unmanaged. The LMCC represents the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling in the category indicated, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund’s performance.

New Economy Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Bernard A. Shinkel, Ph.D.
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington New Economy Fund’s Trust, Investment A and Investment B Shares produced total returns of 21.53%, 21.31% and 20.59%, respectively, based on net asset value. The Fund significantly outperformed its benchmark, the Russell 3000 Growth Index (RUS3G), which had a return of 5.89%1 for the same reporting period. The Fund also outperformed the broader stock market index, the Standard & Poor’s 500 Index (S&P 500), which had a return of 10.88%2 for the year.

The Fund’s results were achieved by maintaining a highly diversified portfolio, with 250 holdings at year-end, and focusing primarily on the mid- and small-cap segments of the market3. The Fund’s unique approach to growth investing, and its resulting sector emphasis on the high growth segments of the economy – Information Technology, Healthcare, and Consumer Discretionary – further enhanced performance. As always, the mandate of the Fund allowed us to invest in the leading creators and implementers of science and technology when and where the stock market appeared to dictate that it would reward such investments.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The RUS3G measures the performance of those Russell Midcap Companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indices. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Small company stocks may be less liquid and subject to greater volatility than large capitalization stocks.

New Economy Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington New Economy Fund, Trust Shares and Investment Shares

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
$14,382
$13,658
$13,443
$10,407
$9,094
3/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
12/31/04
Huntington New Economy Fund, Investment A*
Huntington New Economy Fund, Trust
Huntington New Economy Fund, Investment B**
RUS3G†
S&P 500†

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	21.53%	12.38%	9.94%
Investment A, without load	21.31%	12.09%	9.70%
Investment A, with load	14.30%	9.89%	8.02%
Investment B, without CDSC	20.59%	11.54%	9.08%
Investment B, with CDSC	15.59%	10.73%	8.47%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The RUS3G and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 3.00% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on March 1, 2001.

† The RUS3G and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Rotating Markets Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Paul Koscik, JD
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the total returns for the Fund’s Trust and Investment A Shares were 11.89% and 11.61%, respectively, based on net asset value. This compared to the return for its benchmark, the Standard & Poor’s 500 Index (S&P 500), of 10.88%.1

The Fund outperformed its benchmark in 2004, primarily because of the Fund’s heavy concentration in equity markets outside the United States. The Fund began 2004 invested in the international market segment of the stock market, which comprises companies that are based throughout the world, including the United States.2 The Fund invested 48% of its assets in foreign securities based on the belief that foreign securities would outperform the S&P 500. Throughout much of 2004, the foreign markets displayed relative outperformance compared to the U.S. stock market. The Fund took advantage of this environment by taking significant positions in the iShares MSCI-EAFE Index Fund,3 the iShares MSCI EMU Index Fund4 as well as smaller positions in Mexico, Canada, and the Latin America markets.

Also contributing to the Fund’s outperformance of its benchmark was the Fund’s U.S. strategy of focusing on small- and mid-cap indices as well as “value” indices. To capitalize on the continuing bias toward small- and mid-cap stocks in the U.S. markets, the Fund invested 17% of its assets in U.S. mid-cap and small-cap indices.5 The two largest holdings were the iShares S&P Small Cap 600 Index Fund6 and the iShares Russell Midcap Index Fund.7 The U.S. equity markets also continued to show a bias for “value” over “growth”. To capitalize on this phenomenon, the Fund purchased the iShares Russell 3000 Value Index Fund8 and the iShares S&P Small Cap 600/Barra Value Index Fund.9

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) International investing involves special risks including currency risk, political risk, increased volatility of foreign securities, and differences in auditing and other financial standards.

(3) The iShares MSCI-EAFE Index Fund invests in most of the same stocks listed in the MSCI-EAFE Index. The MSCI-EAFE Index was developed by Morgan Stanley Capital International Inc. as an equity benchmark for international stock performance, which includes stocks from Europe, Australasia and the Far East. Exchange traded funds are subject to risks similar to those of stocks.

(4) The iShares MSCI EMU Index Fund seeks to provide investment results that correspond generally to the price and yield performance of publicly traded securities in the aggregate in the European Monetary Union (“EMU”) markets, as measured by the MSCI EMU Index. Exchange traded funds are subject to risks similar to those of stocks.

(5) Small capitalization stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(6) The iShares S&P Small Cap 600 Index Fund seeks investment results that correspond to the performance of publicly traded U.S. small-cap stock securities, as represented by the S&P Small Cap 600 Index. Exchange traded funds are subject to risks similar to those of stocks.

(7) The iShares Russell Midcap Index Fund invests in most of the same stocks listed in the Russell Midcap Index. The Russell Midcap Index was developed as an equity benchmark for mid cap equity stocks. The iShares Russell Midcap Index Fund seeks investment results that correspond to the performance of the 800 smallest U.S. companies in the Russell 1000 Index as represented by the Russell Midcap Index. The Index represents approximately 19% of the market capitalization of listed U.S. equities. Exchange traded funds are subject to risks similar to those of stocks.

(8) The iShares Russell 3000 Value Index Fund seeks investment results that correspond to the performance of the value sector of the U.S. equity broad market, as represented by the Russell 3000 Value Index. The Russell 3000 Value Index measures the performance of stocks with the lowest price-to-book ratios and forecasted growth within the Russell 1000 and Russell 2000 Indices. Exchange traded funds are subject to risks similar to those of stocks.

(9) The iShares S&P Small Cap 600/Barra Value Index Fund seeks investment results that correspond to the performance of publicly traded U.S. small-cap stocks with the lowest price-to-book ratios within the S&P Small Cap 600 Index, as represented by the S&P Small Cap 600/Barra Value Index. Exchange traded funds are subject to risks similar to those of stocks.

Rotating Markets Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Rotating Markets Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized Inception to Date Return (1)
Trust	11.89%	5.56%	1.53%
Investment A, without load	11.61%	5.30%	1.27%
Investment A, with load	9.97%	4.76%	0.86%

$11,000
$10,000
$9,000
$8,000
$7,000
5/1/01
Jun-01
Dec-01
Jun-02
Dec-02
Jun-03
Dec-03
Jun-04
12/31/04
Huntington Rotating Markets Fund, Investment A* $10,319
S&P 500† $10,310
Huntington Rotating Markets Fund, Trust $10,573

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 1.50% sales charge for the Investment A shares.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 500 has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 1.50% ($10,000 investment minus $150 sales load = $9,850).

(1) The Fund commenced operations for all classes on May 1, 2001.

† The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Situs Small Cap Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: B. Randolph Bateman, CFA
Chief Investment Officer
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Situs Small Cap Fund produced total returns of 26.23%, 25.94% and 25.31% for the Fund’s Trust, Investment A and Investment B Shares, respectively, based on net asset value. The Standard & Poor’s Small Cap 600 Index (S&P 600), the Fund’s benchmark, produced a total return of 22.60%1 for the reporting period, while the Standard & Poor’s 500 Index (S&P 500) produced a total return of 10.88%.2 The Fund outperformed its benchmark by approximately 3.63% in Trust Shares. The Fund’s sector allocation contributed to the outperformance of its benchmark. During the reporting period, the Fund was overweight in those sectors that outperformed its benchmark. The Fund’s overweighting or underweighting of the sectors within its portfolio relative to a sector’s market strength or weakness contributed positively to its performance. The Fund utilized various screening techniques in its security selection process and included a focus on sectors experiencing strong momentum that proved to be a contributing factor to the Fund’s performance during 2004.

The Fund remained true to its objective of emphasizing stocks whose underlying corporations are favorably situated, from a geographical point, to profit from that location. Stock holdings such as Garmin Ltd., West Marine, Inc., Urban Outfitters, Inc., Jacobs Engineering Group, Inc. and a number of banks benefited from sales in growing geographical regions. Other securities held by the Fund took advantage of Florida’s hurricanes to bolster consumer demand for replacement sporting equipment and housing. While location themes such as state taxes, growth of market footprint, demographics and political structure of markets were important in selecting portfolio holdings, all stocks were screened for quality, valuation, capitalization and financial strength.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The S&P 600 is a capitalization-weighted index representing all major industries in the small-cap range of the U.S. stock market. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Small company stocks may be less liquid and subject to greater price volatility than large capitalization stocks.

(2) The S&P 500 is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Situs Small Cap Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Situs Small Cap Fund, Trust Shares and Investment Shares

$18,000
$16,500
$15,000
$13,500
$12,000
$10,500
$9,000
$17,859
$17,439
$16,846
$16,348
$15,472
9/30/02
Dec-02
Jun-03
Dec-03
Jun-04
12/31/04
Huntington Situs Small Cap Fund, Investment A*
Huntington Situs Small Cap Fund, Trust
S&P 500†
Huntington Situs Small Cap Fund, Investment B**
S&P 600†

Total Returns As of 12/31/04	One Year Return	Annualized Inception to Date Return (1)
Trust	26.23%	28.01%
Investment A, without load	25.94%	27.70%
Investment A, with load	18.70%	24.39%
Investment B, without CDSC	25.31%	27.05%
Investment B, with CDSC	20.31%	26.06%

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 5.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The S&P 600 and S&P 500 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 5.75% ($10,000 investment minus $575 sales load = $9,425).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund reflects a 4.00% contingent deferred sales charge (CDSC) on any redemption less than three years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) The Fund commenced operations for all classes on September 30, 2002.

† The S&P 600 and S&P 500 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Fixed Income Securities Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Kirk Mentzer, MBA
Senior Vice President and Director of Research
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Fixed Income Securities Fund’s Trust, Investment A and Investment B Shares produced total returns of 3.07%, 2.81% and 2.31%, respectively, based on net asset value. These returns were in line with the Fund’s benchmark, the Lehman Brothers Government/Credit Bond Index (LBGCBI), which produced a return of 4.2%1 for the same reporting period. They were also comparable to the 3.85%2 return of the Lipper Intermediate Investment Grade Debt Funds Average, the Fund’s peer group.

Strong demand from foreign investors kept bond market returns in the plus column again for 2004. Despite the U.S. Federal Reserve Board’s tightening campaign and record oil prices, broad market indices showed positive returns, with domestic fixed income markets, as represented by the Fund’s benchmark, having generated a total return of 4.2% for the year. Sector results were universally positive as corporate, mortgage and agency issues added 0.7% to 1.9% of incremental return. The Fund lagged its benchmark index and peer group due to defensive positioning in sector weights and interest rate sensitivity (anticipation of higher yields). In particular, we started 2004 believing that corporate risk premiums were too narrow and vulnerable to economic uncertainties. Thus, we began the process of upgrading the Fund’s portfolio to protect principal in the event of widening yield premiums compared to U.S. Treasury securities. This strategy worked well in the first half of the year, but proved to be premature as a strong fourth quarter rally in corporate bonds left relative Fund returns lagging.3

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The LBGCBI comprises bonds that are investment grade rated Baa or higher by Moody’s or BBB or higher by Standard & Poor’s, if unrated by Moody’s. Issues must have at least one year to maturity. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Fixed Income Securities Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	3.07%	5.04%	6.56%	6.62%	6.72%
Investment A, without load	2.81%	4.78%	6.30%	6.35%	6.31%
Investment A, with load	(2.08)%	3.09%	5.27%	5.84%	5.93%
Investment B, without CDSC (2)	2.31%	4.26%	5.71%	5.61%	5.53%
Investment B, with CDSC (2)	(2.65)%	3.33%	5.39%	5.61%	5.53%

$23,000
$20,000
$17,000
$14,000
$11,000
$8,000
$5,000
$21,198
$18,980
$17,637
$17,266
12/31/94
Dec-96
Dec-98
Dec-00
Dec-02
12/31/04
Huntington Fixed Income Securities Fund, Investment A*
Huntington Fixed Income Securities Fund, Trust
Huntington Fixed Income Securities Fund, Investment B**
LBGCBI†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBGCBI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 2.00% effective December 31, 1993 ($10,000 investment minus $200 sales load = $9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemptions over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on July 3, 1989, Investment A Shares commenced operations on May 1, 1991, and Investment B Shares commenced operations on May 1, 2000.

(2) Prior to May 1, 2000, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBGCBI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund‘s performance. The index is unmanaged.

Intermediate Government Income Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Intermediate Government Income Fund produced total returns of 2.67%, 2.42%, and 1.81% for Trust, Investment A and Investment B Shares, respectively, based on net asset value. This compared with the Lehman Brothers Intermediate Government/Credit Index (LBIGC) return of 3.04%,1 the Merrill Lynch U.S. Treasuries/Agencies 1-10 Years Index (MLTA 1-10) return of 2.18%2 and the Lipper Short-Intermediate Government Funds Average of 1.60%3 for the same reporting period.

During 2004, corporate bonds had another good year with a return of 5.42% versus the U.S. Treasury return of 3.50%.4 Mortgage-backed securities, followed by U.S. Treasurys and government agencies had the next best returns, but fell well behind corporate bonds. The Fund underperformed its benchmark, the LBIGC, due to the high credit quality of its portfolio. The Fund owned a composite of U.S. Treasurys, agencies and mortgage-backed securities, while the LBIGC held a larger weighting of corporate bonds. The Fund benefited from overweight positions in both agencies and mortgage-backed securities during the reporting period.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The LBIGC is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) The MLTA 1-10 tracks the current 10-year Treasury securities. This index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(3) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(4) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

Intermediate Government Income Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Intermediate Government Income Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	2.67%	4.43%	6.28%	6.21%	5.85%
Investment A, without load	2.42%	4.17%	6.01%	5.97%	5.66%
Investment A, with load	(2.44)%	2.49%	4.97%	5.46%	5.27%
Investment B, without CDSC (2)	1.81%	3.63%	5.47%	5.44%	5.13%
Investment B, with CDSC (2)	(3.13)%	2.69%	5.14%	5.44%	5.13%

$21,500
$19,500
$17,500
$15,500
$13,500
$11,500
$9,500
12/31/94
Dec-96
Dec-98
Dec-00
Dec-02
12/31/04
Huntington Intermediate Government Income Fund, Investment A* $17,013
Huntington Intermediate Government Income Fund, Trust $18,259
Huntington Intermediate Government Income Fund, Investment B** $16,982
LBIGC† $19,947
MLTA 1-10† $19,161

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBIGC and MLTA1-10 have been adjusted to reflect reinvestment of dividends on securities in the indices.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 12, 2003.

(2) Prior to May 12, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBIGC and MLTA 1-10 are not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The indices are unmanaged.

Michigan Tax-Free Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Michigan Tax-Free Fund’s Trust, Investment A and Investment B Shares produced total returns of 0.94%, 0.69% and 0.18%, respectively, based on net asset value. The Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB) had a total return of 3.15%1 for the reporting period. The return of the Fund’s peer group, the Lipper Other States Intermediate Municipal Debt Funds Average, was 2.28%2 for the same period. The Fund was positioned more defensively than its benchmark with a shorter duration, resulting in relative underperformance.

Municipal bonds continued to show value by maintaining 75% to 85% of the value of U.S. Treasurys offered in municipal yields in 2004.3 Historical average levels of value, as a percentage of U.S. Treasurys, were 74%.

The number and size of new issues were smaller in 2004 and this offered good price support. By having the supply restrained and the demand stable for more conservative securities like municipals, the prices of municipal bonds were more stable than other types of fixed income investments during the reporting period.

No particular industry stood out as an overwhelming performer; however, there was a bias toward more quality issues, which the Fund continued to seek throughout the reporting period.

The Fund was positioned with a shorter duration of 3.0 to 3.5 years in an effort to reduce interest rate risk.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The LB7MB comprises intermediate term, investment grade and tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(4) Duration is a measure of security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Michigan Tax-Free Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Michigan Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	0.94%	4.18%	4.78%	5.14%	5.12%
Investment A, without load	0.69%	3.92%	4.52%	4.91%	4.93%
Investment A, with load	(4.12)%	2.25%	3.51%	4.41%	4.54%
Investment B, without CDSC (2)	0.18%	3.36%	3.98%	4.38%	4.40%
Investment B, with CDSC (2)	(4.72)%	2.42%	3.63%	4.38%	4.40%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/94
Dec-96
Dec-98
Dec-00
Dec-02
12/31/04
$18,740
$16,509
$15,392
$15,354
Huntington Michigan Tax-Free Fund, Investment A*
Huntington Michigan Tax-Free Fund, Investment B**
Huntington Michigan Tax-Free Fund, Trust
LB7MB†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on December 2, 1991. Investment B Shares commenced operations on May 19, 2003.

(2) Prior to May 19, 2003, performance is based on the performance of Investment A Shares, adjusted for Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Mortgage Securities Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Mortgage Securities Fund produced returns of 5.86%, 5.66%, and 5.00% for the Fund’s Trust, Investment A and Investment B Shares, respectively based on net asset value. This compared to the total return of the Lehman Brothers Mortgage-Backed Securities Index (LBMBSI) of 4.70%1 and the Lipper U.S. Mortgage Funds Average of 3.68%2 for the same reporting period.

During 2004, the Fund’s investment in Real Estate Investment Trusts (REITs) contributed to it outperforming its benchmark, the LBMBSI. As measured by the Morgan Stanley REIT Index, REITs produced a total return of 31.39%3 for 2004 and the Fund had a portfolio weighting in REITs of 9.43% at year end. The selection of both mortgage-backed securities (MBS) and collateralized mortgage obligations also contributed positively to the Fund’s performance during the year. Due to the slow down of refinancing in the mortgage market and an increase in demand for yield product by banks, the Fund saw yield spreads tighten for MBS products, which helped the Fund’s performance due to higher prices.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(1) The LBMBSI is composed of all fixed securities mortgage pools by Government National Mortgage Association (GNMA), Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, including GNMA Graduated Payment Mortgages. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Investments in REITs involve special risks associated with an investment in real estate, such as limited liquidity. The Morgan Stanley REIT Index is an unmanaged index of real estate investment trusts. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

Mortgage Securities Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Mortgage Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	5.86%	6.83%	7.69%	8.99%	6.47%
Investment A, without load	5.66%	6.55%	7.41%	8.75%	6.23%
Investment A, with load	0.66%	4.83%	6.37%	8.23%	5.82%
Investment B, without CDSC (2)	5.00%	5.98%	6.84%	8.19%	5.69%
Investment B, with CDSC (2)	0.00%	5.08%	6.53%	8.19%	5.69%

$24,500
$21,500
$18,500
$15,500
$12,500
$9,500
12/31/94
Dec-96
Dec-98
Dec-00
Dec-02
12/31/04
Huntington Mortgage Securities Fund, Investment A* $22,049
Huntington Mortgage Securities Fund, Trust $23,657
Huntington Mortgage Securities Fund, Investment B** $21,981
LBMBSI† $20,717

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LBMBSI has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares and Investment A Shares commenced operations on June 2, 1992 and Investment B Shares commenced operations on May 13, 2003.

(2) Prior to May 13, 2003, performance is based on the performance of Investment A Shares, adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LBMBSI is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Ohio Tax-Free Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: Kathy Stylarek
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Ohio Tax-Free Fund’s Trust, Investment A and Investment B Shares produced total returns of 1.52%, 1.32% and 0.81%, respectively, based on net asset value. The return of the Fund’s peer group, the Lipper Ohio Intermediate Municipal Debt Funds Average, was 1.69% for the same period.1 The Fund’s benchmark, the Lehman Brothers 7-Year Municipal Bond Index (LB7MB) had a total return of 3.15%2 for the reporting period. The Fund was positioned more defensively than the benchmark with a shorter duration, resulting in relative underperformance.

Municipal bonds continued to show value by maintaining 75% to 85% of the value of U.S. Treasurys offered in municipal yields in 2004.3 Historical average levels of value, as a percentage of U.S. Treasurys, were 74%.

The number and size of new issues were smaller in 2004 and this offered good price support. By having the supply restrained and the demand stable for more conservative securities like municipals, the prices of municipal bonds were more stable than other types of fixed income investments during the reporting period.

No particular industry stood out as an overwhelming performer; however, there was a bias toward more quality issues, which the Fund continued to seek.

The Fund was positioned with a shorter duration of 3.0 to 3.5 years in an effort to reduce interest rate risk.4

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(2) The LB7MB is comprised of intermediate term, investment grade, tax-exempt bonds with maturities between 6 and 8 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investment cannot be made in an index.

(3) Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(4) Duration is a measure of security’s price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

Income generated by this Fund may be subject to the federal alternative minimum tax.

Ohio Tax-Free Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Ohio Tax-Free Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	1.52%	4.34%	4.91%	4.93%	5.16%
Investment A, without load	1.32%	4.09%	4.65%	4.68%	4.60%
Investment A, with load	(3.49)%	2.42%	3.64%	4.17%	4.23%
Investment B, without CDSC (2)	0.81%	3.55%	4.13%	4.15%	4.08%
Investment B, with CDSC (2)	(4.10)%	2.61%	3.78%	4.15%	4.08%

$19,500
$17,500
$15,500
$13,500
$11,500
$9,500
12/31/94
Dec-96
Dec-98
Dec-00
Dec-02
12/31/04
Huntington Ohio Tax-Free Fund, Investment A* $15,044
Huntington Ohio Tax-Free Fund, Investment B** $15,019
Huntington Ohio Tax-Free Fund, Trust $16,183
LB7MB† $18,740

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A shares and the maximum 5.00% contingent deferred sales charge for the Investment B shares, as applicable.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The LB7MB has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 2.00% effective December 31, 1993 ($10,000 investment minus $200 sales load = $9,800). Effective May 1, 2000, the maximum sales load became 4.75%.

** Represents a hypothetical investment of $10,000 in the Fund. The ending value of the Fund does not reflect a contingent deferred sales charge (CDSC) on any redemption over seven years from the purchase date. The maximum CDSC is 5.00% on any redemption less than one year from the purchase date.

(1) Trust Shares commenced operations on October 18, 1988, Investment A Shares commenced operations on May 1, 1991 and Investment B Shares commenced operations on May 2, 2003.

(2) Prior to May 2, 2003, performance is based on the performance of Investment A Shares adjusted for the Investment B Shares 12b-1 fees and CDSC.

† The LB7MB is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Short/Intermediate Fixed Income Securities Fund As of 12/31/04

Management’s Discussion of Fund Performance
Portfolio Manager: William G. Doughty, MBA
Vice President
Huntington Asset Advisors, Inc.

For the fiscal year ended December 31, 2004, the Huntington Short/Intermediate Fixed Income Securities Fund produced total returns of 0.91% and 0.60%, for the Fund’s Trust and Investment A Shares, respectively, based on net asset value. This compared with the Merrill Lynch 1-5 Year Corporate/Government Credit Index (ML 1-5YGC) return of 1.76%1 and the Lipper Short-Intermediate Investment Grade Debt Fund Average of 2.10%2 for the same period.

Overall performance of the Fund for 2004 trailed its benchmark index, the ML 1-5YGC, due to the shorter duration of the Fund versus the index. The overweight in the short end of the curve negatively impacted the Fund as the federal funds target rate increased by 125 basis points during the year and longer-term yields declined. At fiscal year end, the Fund held 68% of its portfolio in corporate debt and 31% in federal agencies. During 2004, corporate bonds had another good year with the Lehman Brothers Credit Bond Index returning 5.24%3 versus the return for the Lehman Brothers Treasury Intermediate Bond Index (U.S. Dollars) of 3.54%.4 The main theme during the last half of 2004 for the Fund was to upgrade the Fund’s portfolio by selling lower rated securities and buying better quality assets, as the spread tightened on companies with higher leveraged balance sheets.

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412.

† The composition of the Fund’s holdings is subject to change.

(1) The ML 1-5YGC trades short-term U.S. government securities and short-term domestic investment-grade corporate bonds with maturities between 1 and 4.99 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

(2) Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the category indicated. They do not reflect sales charges.

(3) Lehman Brothers Credit Bond Index is composed of all publicly issued, fixed-rate, nonconvertible, investment-grade corporate debt. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Bond prices are sensitive to changes in interest rates, and a rise in interest rates can cause a decline in their prices.

(4) Lehman Brothers Treasury Intermediate Bond Index (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Treasury Bond Index with maturities between one and 9.9 years. The index is unmanaged and, unlike the Fund, is not affected by cashflows. Investments cannot be made in an index.

Short/Intermediate Fixed Income Securities Fund (continued)

Comparison of Change in the Value of a $10,000 Investment in the Huntington Short/Intermediate Fixed Income Securities Fund, Trust Shares and Investment Shares

Total Returns As of 12/31/04	One Year Return	Annualized 3 Year Return	Annualized 5 Year Return	Annualized 10 Year Return	Annualized Inception to Date Return (1)
Trust	0.91%	3.04%	4.73%	5.48%	5.99%
Investment A, without load (2)	0.60%	2.81%	4.48%	5.23%	5.73%
Investment A, with load (2)	(0.89)%	2.29%	4.17%	5.07%	5.63%

$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/94
Dec-96
Dec-98
Dec-00
Dec-02
12/31/04
$18,757
$17,053
$16,396
Huntington Short/Intermediate Fixed Income Securities Fund, Investment A*
Huntington Short/Intermediate Fixed Income Securities Fund, Trust
ML 1-5YGC†

Performance data quoted represents past performance which is no guarantee of future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Mutual fund performance changes over time and current performance may be lower or higher than what is stated. For current to the most recent month end performance, visit www.huntingtonfunds.com or call 1-800-253-0412. For after-tax returns call 1-800-253-0412. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total returns, at load, include the maximum 4.75% sales charge for the Investment A shares.

The Fund’s performance assumes the reinvestment of all dividends and distributions. The ML1-5YGC has been adjusted to reflect reinvestment of dividends on securities in the index.

* Represents a hypothetical investment of $10,000 in the Fund after deducting the maximum sales load of 4.75% ($10,000 investment minus $475 sales load = $9,525).

(1) Trust Shares commenced operations on July 3, 1989 and Investment A Shares commenced operations on May 9, 2003.

(2) Prior to May 9, 2003, performance is based on the performance of Trust Shares adjusted for the Investment A Shares 12b-1 fees and sales charge.

† The ML 1-5YGC is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission requires to be reflected in the Fund’s performance. The index is unmanaged.

Huntington Florida Tax-Free Money Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Demand Notes	80.1%

General Market Notes	15.6%

Cash	2.1%

Other Investments	2.0%

Other Assets in Excess of Liabilities	0.2%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value

Municipal Bonds -- 97.7%

Florida -- 97.7%
$275,000	Boynton Beach, FL, Community Redevelopment Tax Increment Revenue, 3.000%, 10/1/05	$277,024

445,000	Brevard County, FL, Utility Revenue, (FGIC Ins), 5.000%, 3/1/05	447,712

1,100,000	Broward County, FL, Educational Facilities Authority Revenue, (LOC-Citibank N.A.), 2.000%, 11/1/31**	1,100,000

750,000	Broward County, FL, Housing Finance Authority Multifamily Revenue, (FNMA Ins), 2.000%, 5/15/27**	750,000

1,000,000	Broward County, FL, Housing Finance Authority Multifamily Revenue, (LOC-Bank One, Michigan), 2.000%, 11/1/07**	1,000,000

100,000	Broward County, FL, Housing Finance Authority Multifamily Revenue, (LOC-Bank One), 2.000%, 11/1/05**	100,000

150,000	Broward County, FL, School Board, Certificate Participation Refunding, Series A, (AMBAC Ins), 2.000%, 7/1/05	150,257

385,000	Daytona Beach, FL, Public Improvements, G.O., (FGIC Ins), 3.000%, 7/1/05	388,033

100,000	Delray Beach, FL, G.O., (MBIA Ins), 3.000%, 2/1/05	100,135

500,000	Duval County, FL, Housing Finance Authority Multifamily Refunding Revenue, (Freddie Mac Ins), 2.000%, 10/1/32**	500,000

1,430,000	Duval County, FL, Housing Finance Authority Multifamily Revenue, (Freddie Mac Ins), 2.000%, 12/1/32**	1,430,001

1,250,000	Florida Housing Financial Corp., Multifamily Revenue, Victoria Park, (FNMA Ins), 2.000%, 10/15/32**	1,250,000

170,000	Florida State Board of Education, Capital Outlay, Series B, G.O., 5.875%, 6/1/25	174,805

540,000	Florida State Board of Education, Series A, (MBIA Ins), 3.000%, 1/1/05	540,000

Principal Amount		Value

Municipal Bonds -- (Continued)

Florida -- (Continued)
$100,000	Florida Water Pollution Control Funding Corporate Revenue, 3.500%, 1/15/05	$100,089

350,000	Fort Lauderdale, FL, Crest Prep School Project Revenue, (FSA Ins), 2.000%, 6/1/32**	350,000

400,000	Halifax, FL, Health Care Facilities Revenue, (LOC-Bank of America N.A.), 2.000%, 12/1/13**	400,000

850,000	Hernando County, FL, Capital Revenue, (MBIA Ins), 2.000%, 2/1/05	850,676

500,000	Indian River County, FL, School Board Revenue Anticipation Notes, 3.000%, 12/23/05	504,779

400,000	Jacksonville, FL, Electric Authority Revenue, Series B, (LOC-Bank of America), 2.200%, 10/1/30**	400,000

1,100,000	Jacksonville, FL, Electric Authority Revenue, Series B, (LOC-Bank of America), 1.950%, 10/1/34**	1,100,000

645,000	Jacksonville, FL, Health Facilities Authority Revenue, (LOC-Wachovia Bank N.A.), 2.120%, 8/15/21**	645,000

800,000	Jacksonville, FL, Health Facilities Authority Revenue, (MBIA Ins), 1.850%, 8/15/19**	800,000

300,000	Jacksonville, FL, Health Facilities Authority Revenue, Genesis Rehabilitation Hospital, (LOC-Bank of America), 2.150%, 5/1/21**	300,000

500,000	Lakeland, FL, Energy Systems Revenue, Series A, (LOC-Suntrust Bank), 1.880%, 10/1/35**	500,000

615,000	Manatee County, FL, Public Improvements Revenue, (FGIC Ins), 2.000%, 10/1/05	617,752

250,000	Miami-Dade County, FL, School District Tax Anticipation Notes, 2.750%, 6/28/05	250,943

700,000	Orange County, FL, Health Facilities Authority Revenue, (LOC-Suntrust Bank), 2.000%, 11/15/14**	700,000

Principal Amount		Value

Municipal Bonds -- (Continued)

Florida -- (Continued)
$200,000	Orange County, FL, School Board Certificate Participation, Series B, (AMBAC Ins), 2.150%, 8/1/25**	$200,000

1,100,000	Orlando & Orange County, FL, Expressway Revenue, 1.930%, 7/1/25**	1,099,999

800,000	Orlando, FL, Utilities, Water & Electric Revenue, Series B, (LOC-Suntrust Bank), 1.880%, 10/1/22**	800,000

900,000	Palm Beach County, FL, Educational Facility Authority Revenue, (LOC-Bank of America), 2.050%, 12/1/31**	900,000

500,000	Palm Beach County, FL, Housing Finance Authority Multifamily Revenue, Emerald Bay Club Apartments, 2.020%, 6/1/30**	500,000

200,000	Palm Beach County, FL, Revenue, (LOC-Northern Trust Company), 2.000%, 5/1/25**	200,000

1,050,000	Palm Beach County, FL, Revenue, (LOC-Northern Trust Company), 2.000%, 3/1/30**	1,050,000

700,000	Palm Beach County, FL, Revenue, Henry Morrison Flagler Project, (LOC-Northern Trust Company), 2.000%, 11/1/36**	700,000

800,000	Palm Beach County, FL, School Board Certificate Participation, Series B, (FSA Ins), 1.870%, 8/1/27**	800,000

500,000	Palm Beach County, FL, School District Revenue, 3.000%, 9/28/05	504,725

Principal Amount or Shares		Value

Municipal Bonds -- (Continued)

Florida -- (Continued)
$915,000	Pinellas County, FL, Education Facilities Authority Revenue, (LOC-Suntrust Bank), 2.000%, 7/1/20**	$915,000

700,000	Pinellas County, FL, Health Facilities Authority Refunding Revenue, (AMBAC Ins), 2.170%, 12/1/15**	700,000

100,000	Polk County, FL, School Board, Certificate Participation, (FSA Ins), 2.000%, 1/1/05	100,000

925,000	Sarasota County, FL, Hospital Improvements Revenue, Series A, (AMBAC Ins), 2.250%, 7/1/37**	925,000

500,000	University of South Florida, Certificate Participation, 1.920%, 1/1/29**	500,000

300,000	University of South Florida, Interdisciplinary Revenue, Series A, (LOC-Bank of America N.A.), 2.000%, 8/1/34**	300,000

		25,921,930

Total Municipal Bonds (Cost $25,921,930)		25,921,930

Cash Equivalent -- 2.1%

556,484	Fidelity Institutional Tax-Exempt Fund	556,484

Total Cash Equivalent (Cost $556,484)		556,484

Total Investments (Cost $26,478,414) (a) -- 99.8%		26,478,414

Other Assets in Excess of Liabilities -- 0.2%		47,920

Net Assets -- 100.0%		$26,526,334

See Notes to Portfolio of Investments, page 86.

Huntington Money Market Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

U.S. Agency Bonds	92.2%

Repurchase Agreements	7.3%

Cash	0.7%

Liabilities in Excess of Other Assets	(0.2)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount			Value

U.S. Government Agencies -- 92.2%

Federal Farm Credit Bank -- 21.3%
$15,000,000		1.930%, 1/11/05	$14,991,958
15,000,000		2.020%, 1/28/05	14,977,275
20,000,000		2.130%, 2/11/05	19,951,483
15,000,000		2.170%, 2/22/05	14,952,983
15,000,000		2.220%, 2/23/05	14,950,975
41,658,000		1.870%-1.900%, 1/3/05	41,653,629
25,000,000		2.450%-2.460%, 4/6/05	24,838,104

			146,316,407

Federal Home Loan Bank -- 23.1%
15,000,000		2.150%, 1/5/05	14,996,417
15,000,000		2.200%, 1/7/05	14,994,500
15,000,000		1.920%, 1/12/05	14,991,200
15,000,000		2.110%, 1/21/05	14,982,417
15,000,000		2.130%, 1/26/05	14,977,813
15,000,000		2.170%, 2/4/05	14,969,258
15,000,000		2.180%, 2/9/05	14,964,575
15,000,000		2.260%, 2/16/05	14,956,683
39,335,000		1.950%-2.250%, 1/14/05	39,305,477

			159,138,340

Federal Home Loan Mortgage Corporation -- 36.2%
15,000,000		1.930%, 1/4/05	14,997,588
18,800,000		2.090%, 1/10/05	18,790,177
15,000,000		1.960%, 1/19/05	14,985,300
15,000,000		2.150%, 1/24/05	14,979,396
15,000,000		2.230%, 1/31/05	14,972,125
15,000,000		2.180%, 2/1/05	14,971,842
15,000,000		2.260%, 2/2/05	14,969,867
15,000,000		2.210%, 2/8/05	14,965,008
15,000,000		2.290%, 3/1/05	14,943,704
15,000,000		2.330%, 3/8/05	14,935,925
15,000,000		2.360%, 3/14/05	14,929,200
15,000,000		2.450%, 3/29/05	14,911,188
35,000,000		2.150%-2.220%, 1/18/05	34,963,803
30,000,000		2.190%-2.200%, 2/15/05	29,917,875

			248,232,998

Principal Amount or Shares			Value

U.S. Government Agencies -- (Continued)

Federal National Mortgage Association -- 11.6%
$15,000,000		2.290%, 2/7/05	$14,964,696
15,000,000		2.300%, 2/14/05	14,957,833
15,000,000	2.250%, 2/16/05		14,956,875
15,000,000		1.330%, 2/23/05	14,978,186
20,000,000		2.340%, 3/2/05	19,922,000

			79,779,590

Total U.S. Government Agencies (Cost $633,467,335)			633,467,335

Repurchase Agreements -- 7.3%

50,386,500		Morgan Stanley Dean Witter & Co., 2.12%, dated 12/31/04, due 1/3/05, repurchase price $50,395,402 (Fully collateralized by U.S. Treasury securities)	50,386,500

Total Repurchase Agreements (Cost $50,386,500)			50,386,500

Cash Equivalent -- 0.7%

5,000,000		Meeder Institutional Money Market Fund	5,000,000

Total Cash Equivalent (Cost $5,000,000)			5,000,000

Total Investments (Cost $688,853,835) (a) -- 100.2%			688,853,835

Liabilities in Excess of Other Assets -- (0.2)%			(1,113,099)

Net Assets -- 100.0%			$687,740,736

See Notes to Portfolio of Investments, page 86.

Huntington Ohio Municipal Money Market Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Demand Notes	67.7%

General Market Notes	21.4%

Commercial Paper	7.1%

Cash	3.7%

Other Assets in Excess of Liabilities	0.1%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value

Municipal Bonds -- 89.1%

Ohio -- 89.1%
$2,500,000	Akron, OH, Hospital District Revenue, Series B, (LOC-Bank One N.A.), 2.010%, 11/1/34**	$2,500,000

1,280,000	Ashland, OH, G.O. BAN, 2.000%, 5/26/05	1,281,749

900,000	Beaver Creek, OH, G.O., BAN, 2.750%, 12/21/05	904,346

800,000	Butler County, OH, Hospital Facilities Revenue, (Middletown Regional Hospital), (LOC - Bank One N.A.), 2.010%, 11/1/10**	800,000

1,700,000	Butler County, OH, Public Improvements, Series F, G.O., BAN, 2.250%, 9/22/05	1,705,430

2,200,000	Canal Winchester, OH, Local School District, G.O., 2.750%, 12/21/05	2,209,371

2,900,000	Cincinnati & Hamilton County, OH, Port Authority,Revenue, Kenwood Office Associate Project, (LOC-Fifth Third Bank), 2.210%, 9/1/25**	2,900,000

1,750,000	Cincinnati, OH, G.O. BAN, 2.500%, 9/9/05	1,760,655

2,000,000	Cleveland, OH, Airport System Revenue, (FSA Ins), 1.980%, 1/1/31**	2,000,000

1,000,000	Cleveland, OH, Cuyahoga County Port Authority Revenue, 2.000%, 1/1/34**	1,000,000

300,000	Cleveland, OH, Income Tax Revenue, (AMBAC Ins), 1.940%, 5/15/24**	300,000

4,500,000	Columbus, OH, Sewer, Refunding Revenue, 1.990%, 6/1/11**	4,500,000

2,000,000	Cuyahoga County, OH, Cleveland Clinic, Various Revenue, Subseries B1, 2.270%, 1/1/39**	2,000,000

675,000	Dayton, OH, Airport Improvements, G.O., BAN, 2.375%, 8/24/05	678,099

850,000	Dover, OH, Sewer Improvements, G.O., 2.100%, 10/20/05	851,664

3,000,000	Dublin, OH, City School District, G.O., BAN, 2.120%, 10/13/05	3,007,587

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$520,000	Fairfield County, OH, G.O., BAN, 2.700%, 12/15/05	$522,177

1,055,000	Franklin County, OH, Hospital Revenue, 1.970%, 12/1/20**	1,055,000

1,795,000	Franklin County, OH, Hospital Revenue, (Doctors Ohio Health), Series B, (LOC-National City Bank), 1.980%, 12/1/28**	1,795,000

4,175,000	Franklin County, OH, Hospital Revenue, Ohio Health Corp., Series D, (LOC-National City Bank), 1.980%, 7/1/29**	4,175,000

5,545,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series A, (LOC-Citibank N.A.), 1.970%, 12/1/21**	5,544,999

645,000	Franklin County, OH, Hospital Revenue, U.S. Health Corp., Series C, (LOC-Morgan Guarantee), 1.970%, 12/1/11**	645,000

3,900,000	Franklin County, OH, Industrial Development Revenue, (LOC-Bank One), 1.900%, 11/1/14**	3,900,000

415,000	Geauga County, OH, Health Care Facilities Revenue, (LOC-Bank One Columbus), 1.980%, 7/1/23**	415,000

300,000	Greene County, OH, G.O., BAN, 2.250%, 8/18/05	301,017

425,000	Greene County, OH, Series A, G.O., BAN, 1.330%, 2/25/05	425,113

2,040,000	Grove City, OH, G.O., BAN, 3.000%, 12/7/05	2,054,860

3,000,000	Hamilton County, OH, Economic Development Revenue, (LOC-Fifth Third Bank), 2.030%, 11/1/21**	3,000,000

4,000,000	Hamilton County, OH, Economic Development Revenue, Xavier High School Project, (LOC-Fifth Third Bank), 1.990%, 4/1/28**	4,000,000

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$5,615,000	Hamilton County, OH, Electric Revenue, Series A, (FSA Ins), 1.990%, 10/1/23**	$5,615,000

5,000,000	Hamilton County, OH, Electric Revenue, Series B, (FSA Ins), 1.990%, 10/1/25**	5,000,000

4,200,000	Hamilton County, OH, Hospital Facilities Revenue, Health Alliance, Series F, 2.010%, 1/1/18**	4,200,000

4,855,000	Hamilton County, OH, Hospital Facilities Revenue, Drake Center Inc., Series A, 2.010%, 6/1/19**	4,855,000

2,100,000	Hamilton County, OH, Hospital Facilities Revenue, Health Alliance, Series B, (MBIA Ins), 2.010%, 1/1/18**	2,100,000

2,100,000	Hamilton County, OH, Hospital Facilities Revenue, Series A, (LOC-JP Morgan Chase Bank), 2.010%, 6/1/27**	2,100,000

5,075,000	Hamilton County, OH, Hospital Facilities Revenue, Series B, (LOC-JP Morgan Chase Bank), 1.920%, 6/1/27**	5,075,000

2,000,000	Hamilton County, OH, Industrial Development Revenue, 1.800%, 10/15/12**	2,000,000

3,800,000	Hamilton County, OH, Parking Facility Improvements Revenue, (LOC-U.S. Bank), 2.010%, 12/1/26**	3,800,000

1,100,000	Hamilton, OH, G.O., BAN, 1.400%, 1/28/05	1,100,240

910,000	Hamilton, OH, G.O., BAN, (Various), 2.000%, 6/2/05	911,117

2,000,000	Huron County, OH, Hospital Facilities Revenue, (Fisher-Titus Medical Center), Series A, (LOC-National City Bank), 2.010%, 12/1/27**	2,000,000

4,675,000	Kent State University, OH, Ohio Universities Revenue, (General Reciepts), (MBIA Ins), 2.000%, 5/1/31**	4,675,000

500,000	Lake County, OH, Sewer Improvements, G.O., BAN, 2.000%, 5/19/05	501,025

885,000	Lake County, OH, Utility Improvements, G.O., BAN, 1.750%, 3/17/05	885,897

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$1,000,000	Lucas County, OH, Health Care Facilities Refunding Revenue, (Sunset Retirement Communities), Series B, (LOC-Fifth Third Bank), 2.000%, 8/15/30**	$1,000,000

1,000,000	Marysville, OH, Public Improvements, G.O., 2.000%, 3/9/05	1,000,725

3,000,000	Marysville, OH, Sewer, Series A, G.O., 3.000%, 8/25/05	3,015,308

750,000	Mason City , OH, School District, G.O., BAN, 2.000%, 2/10/05	750,729

700,000	Mason, OH, Public Improvements, G.O., BAN, 3.000%, 6/30/05	704,410

1,450,000	Montgomery County, OH, Health Services, Miami Valley Hospital Revenue, Series A (LOC-National City Bank), 2.200%, 11/15/22**	1,450,000

1,510,000	Oakwood, OH, G.O., BAN, 2.600%, 12/8/05	1,512,065

400,000	Ohio State Air Quality Development Authority Refunding Revenue, Timken Project, (LOC-Fifth Third Bank), 1.980%, 11/1/25**	400,000

1,650,000	Ohio State Air Quality Development Authority Revenue, Ohio Edison Project, Series A, 1.980%, 2/1/14**	1,650,000

250,000	Ohio State Higher Education Capital Facilities Revenue, Series II-A, 5.000%, 5/1/05	252,646

500,000	Ohio State Higher Education Facilities, 2.020%, 2/1/29**	500,000

3,150,000	Ohio State Higher Education Facilities Commission Revenue, John Carroll, Series B, (LOC-Allied Irish Bank PLC), 2.010%, 2/1/32**	3,150,000

825,000	Ohio State Higher Education Facilities Commission Revenue, Kenyon College Project, (LIQ FAC-National City Bank), 2.050%, 11/1/35**	825,000

250,000	Ohio State Higher Education Facilities Commission Revenue, Kenyon College, (LOC-Bank One), 2.050%, 8/1/33**	250,000

2,455,000	Ohio State Higher Education Facilities Revenue, (LOC- Fifth Third Bank), 2.050%, 9/1/25**	2,455,000

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$2,100,000	Ohio State Higher Education Facilities Revenue, John Carroll University, (LOC-Allied Irish Bank PLC), 2.010%, 11/15/31**	$2,100,000

3,700,000	Ohio State Higher Education Facilities Revenue, Xavier University, (LOC-Fifth Third Bank), 1.920%, 11/1/30**	3,700,000

1,900,000	Ohio State Higher Education Facilities, (LOC-Fifth Third Bank), 2.000%, 9/1/27**	1,900,000

3,000,000	Ohio State Higher Educational Facilities Revenue, Marietta College Project, 2.010%, 12/1/24**	3,000,000

500,000	Ohio State Highway Capital Improvements, Series E, G.O., 4.750%, 5/1/05	505,246

3,060,000	Ohio State University General Receipts Revenue, (Various), 2.000%, 12/1/27**	3,060,000

2,600,000	Ohio State University General Receipts Reveue, (Various), 2.000%, 12/1/17**	2,600,000

100,000	Ohio State University, Public Improvements, G.O., 6.150%, 8/1/10	104,682

100,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, Water Quality Series, 6.000%, 6/1/05	101,704

400,000	Ohio State Water Development Authority Revenue, (Various) (MBIA Ins), 1.950%, 12/1/18**	400,000

550,000	Ohio State Water Development Authority Revenue, Timken Co. Project, 2.000%, 5/1/07**	550,000

975,000	Pickerington, OH, Water & Sewer Improvements, G.O., BAN, 1.750%, 5/19/05	975,000

100,000	Richland County, OH, G.O., 2.500%, 12/1/05	100,360

500,000	Richland County, OH, Public Improvements, G.O., BAN, 2.150%, 8/10/05	501,190

200,000	Sandusky County, OH, G.O., BAN, 2.200%, 11/30/05	200,000

510,000	Scioto County, OH, Hospital Revenue, VHA Center Inc., Capital Assets, Series E, 1.980%, 12/1/25**	510,000

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$4,275,000	Scioto County, OH, Hospital Revenue, VHA Center Inc., Capital Assets, Series G, 1.980%, 12/1/25**	$4,275,000

1,575,000	Scioto County, OH, Hospital Revenue, VHA Center Inc., Series B, (AMBAC Ins), 1.980%, 12/1/25**	1,575,000

1,750,000	Shaker Heights, OH, City School District, G.O., BAN, 3.000%, 5/26/05	1,757,630

2,650,000	Trumbull County, OH, Health Care Revenue, (Non Profit Corp.), (Radian Ins), 2.250%, 10/1/31**	2,650,000

200,000	University of Cincinnati General Receipts Revenue, Series B, (Various), (AMBAC Ins), 1.990%, 6/1/31**	200,000

600,267	University of Cincinnati, OH, General Receipts Revenue, BAN, 2.750%, 3/28/05	601,520

2,000,000	Warren County, OH, Health Care Facilities Refunding Revenue, Series A, (LOC-Fifth Third Bank), 2.000%, 7/1/21**	2,000,000

3,000,000	Washington County, OH, Hospital Facilities Revenue, 1.990%, 12/1/33**	3,000,000

170,000	Wilmington, OH, G.O., BAN, 2.200%, 5/2/05	170,280

365,000	Wilmington, OH, G.O., BAN, 2.100%, 9/30/05	365,799

1,050,000	Youngstown, OH, City School District, Series 1, G.O., BAN, 2.000%, 3/9/05	1,051,430

		157,921,070

Total Municipal Bonds (Cost $157,921,070)		157,921,070

Commercial Paper -- 7.1%

Ohio -- 7.1%
1,500,000	Cleveland, OH, County Clinic, 1.800%, 1/27/05	1,500,000

5,000,000	Cuyahoga County, OH, 2.100%, 9/8/05	5,000,000

6,000,000	Ohio State University CP, 1.750%, 2/10/05	6,000,000

		12,500,000

Total Commercial Paper (Cost $12,500,000)		12,500,000

Shares		Value

Cash Equivalent -- 3.7%

6,555,954	Fidelity Institutional Tax-Exempt Fund	$6,555,954

Total Cash Equivalent (Cost $6,555,954)		6,555,954

Total Investments (Cost $176,977,024) (a) -- 99.9%		176,977,024

Other Assets in Excess of Liabilities -- 0.1%		161,131

Net Assets -- 100.0%		$177,138,155

See Notes to Portfolio of Investments, page 86.

Huntington U.S. Treasury Money Market Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

U.S. Treasury Instruments	61.5%

Repurchase Agreements	38.7%

Liabilities in Excess of Other Assets	(0.2)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value

U.S. Treasury Bills -- 61.5%
$15,000,000	2.020%, 1/6/05	$14,995,792
15,000,000	2.080%, 3/24/05	14,926,542
15,000,000	2.190%, 3/31/05	14,918,658
20,000,000	1.810%-1.860%, 1/20/05	19,980,525
25,000,000	1.840%-1.910%, 2/10/05	24,947,778
35,000,000	1.850%-1.910%, 2/17/05	34,913,770
30,000,000	1.850%-2.020%, 2/3/05	29,946,719
40,000,000	1.850%-2.070%, 2/24/05	39,881,154
25,000,000	2.100%-2.130%, 3/3/05	24,910,186
30,000,000	2.110%-2.180%, 3/10/05	29,878,563
30,000,000	2.150%-2.190%, 3/17/05	29,864,375

Total U.S. Treasury Bills (Cost $279,164,062)		279,164,062

Repurchase Agreements -- 38.7%

30,000,000	Bear Stearns, 1.80%, dated 12/30/04, due 1/6/05, repurchase price $30,010,500 (Fully collateralized by U.S. Treasury securities)	30,000,000

30,000,000	Credit Suisse First Boston, 2.10%, dated 12/27/04, due 1/3/05, repurchase price $30,012,250 (Fully collateralized by U.S. Treasury securities)	30,000,000

Principal Amount		Value

Repurchase Agreements -- (Continued)

$30,000,000	Goldman Sachs, 2.08%, dated 12/28/04, due 1/4/05, repurchase price $30,009,917 (Fully collateralized by U.S. Treasury securities)	$30,000,000

30,000,000	Merrill Lynch, 1.70%, dated 12/30/04, due 1/6/05, repurchase price $30,012,133 (Fully collateralized by U.S. Treasury securities)	30,000,000

55,461,900	Morgan Stanley Dean Witter & Co., 1.40%, dated 12/31/04, due 1/3/05, repurchase price $55,468,371 (Fully collateralized by U.S. Treasury securities)	55,461,900

Total Repurchase Agreements (Cost $175,461,900)		175,461,900

Total Investments (Cost $454,625,962) (a) -- 100.2%		454,625,962

Liabilities in Excess of Other Assets -- (0.2)%		(762,437)

Net Assets -- 100.0%		$453,863,525

See Notes to Portfolio of Investments, page 86.

Huntington Dividend Capture Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation		Percentage of Net Assets

Common Stock		45.6%
Real Estate Investment Trusts	10.6%

Preferred Stock		40.5%
Real Estate Investment Trusts	2.7%

Other Investments		2.2%
Exchange-Traded Funds	1.2%
Collateral for Securities Lending	1.0%

Cash[1]		0.7%

Liabilities in Excess of Other Assets		(2.3)%

Total		100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 56.2%

Auto/Truck Parts & Equipment -- 1.5%
110,000	Ford Motor Co.	$1,610,400

Banks -- 7.7%
40,000	Bank of America Corp.	1,879,600
28,000	Citigroup, Inc.	1,349,040
55,000	J.P. Morgan Chase & Co.	2,145,550
27,000	KeyCorp	915,300
33,000	Wachovia Corp.	1,735,800

		8,025,290

Chemicals -- 0.4%
7,000	Monsanto Co.	388,850

Computer Software -- 1.2%
48,000	Microsoft Corp.	1,282,080

Consumer Products -- 1.0%
14,000	Fortune Brands, Inc.	1,080,520

Drugs & Health Care -- 2.6%
105,000	Bristol-Myers Squibb Co.	2,690,100

Electric Utility -- 1.4%
37,000	Nisource, Inc.	842,860
20,000	The Southern Co.	670,400

		1,513,260

Electrical Equipment -- 0.8%
13,000	Cooper Industries Ltd., Class A	882,570

Electronic Components -- 1.0%
47,000	PerkinElmer, Inc.	1,057,030

Entertainment -- 0.2%
3,000	Harrah’s Entertainment, Inc.	200,670

Farm & Garden Machinery -- 0.4%
6,000	Deere & Co.	446,400

Financial Services -- 3.0%
30,000	Hartford Financial Services Group, Inc.	2,079,300
20,000	Prudential Financial, Inc.	1,099,200

		3,178,500

Food & Beverages -- 1.3%
49,000	Archer-Daniels-Midland Co.	1,093,190
7,000	SUPERVALU, Inc.	241,640

		1,334,830

Shares		Value

Common Stocks -- (Continued)

Forestry -- 1.4%
21,000	Weyerhaeuser Co.	$1,411,620

Gas Utility -- 0.6%
14,000	Kinder Morgan Energy Partners, LP	620,620

Industrial -- 0.8%
23,000	General Electric Co.	839,500

Insurance -- 3.2%
20,000	Ace Ltd.	855,000
27,000	Cincinnati Financial Corp.	1,195,020
24,000	Safeco Corp.	1,253,760

		3,303,780

Life/Health Insurance -- 4.3%
53,000	Lincoln National Corp.	2,474,040
51,000	MetLife, Inc.	2,066,010

		4,540,050

Oil Company - Exploration & Production -- 1.1%
19,000	Kerr-McGee Corp. (d)	1,098,010

Paper & Allied Products -- 0.7%
20,000	Georgia Pacific Corp. (d)	749,600

Petroleum & Petroleum Products -- 2.7%
5,000	ConocoPhillips	434,150
47,000	Exxon Mobil Corp.	2,409,220

		2,843,370

Railroad Transportation -- 1.4%
30,000	Burlington Northern Santa Fe Corp.	1,419,300

Real Estate Investment Trusts -- 10.6%
20,000	Bedford Property Investors, Inc.	568,200
24,000	Brandywine Realty Trust	705,360
10,000	Camden Property Trust	510,000
15,000	Capital Automotive Real Estate Investment Trust, Inc.	532,875
16,000	CarrAmerica Realty Corp.	528,000
7,500	CBL & Associates Properties, Inc.	572,625
17,000	Colonial Properties Trust	667,590
89,000	Cornerstone Realty Income Trust, Inc.	888,220
35,000	Equity Inns, Inc.	410,900
35,000	Equity Office Properties Trust	1,019,200
23,500	First Industrial Realty Trust, Inc.	957,155

Shares		Value

Common Stocks -- (Continued)

Real Estate Investment Trusts -- (Continued)
22,000	General Growth Properties	$795,520
14,000	Glenborough Realty Trust, Inc.	297,920
12,000	Health Care Real Estate Investment Trust, Inc.	457,800
5,000	Kimco Realty Corp.	289,950
15,000	Kramont Realty Trust	351,000
30,500	New Plan Excel Realty Trust	825,940
10,000	Simon Property Group, Inc.	646,700

		11,024,955

Restaurants -- 1.7%
55,000	McDonald’s Corp.	1,763,300

Retail -- 0.7%
30,000	Limited Brands	690,600

Telephone & Telecommunications -- 2.1%
55,000	Verizon Communications, Inc.	2,228,050

Tools & Accessories -- 0.9%
19,000	The Stanley Works	930,810

Transport - Services -- 0.2%
5,000	Ryder System, Inc.	238,850

Travel Services -- 1.3%
59,000	Sabre Holdings Corp., Class A	1,307,440

Total Common Stocks (Cost $51,941,108)		58,700,355

Preferred Stocks -- 43.2%

Auto-Cars Light Trucks -- 2.5%
60,400	Ford Motor Credit, 7.375%	1,557,112
40,000	General Motors Corp., 7.375%	1,010,400

		2,567,512

Bank Holding Companies -- 0.8%
8,000	J.P. Morgan Chase & Co., Series X, 7.000%	213,840
22,800	Suntrust Capital IV, 7.125%	599,868

		813,708

Banks -- 1.3%
51,100	Wells Fargo Capital Trust II, 7.000%	1,342,908

Commercial Banks -- 6.4%
68,900	ASBC Capital I, 7.625%	1,849,965
40,200	Comerica Capital Trust I, 7.600%	1,056,456
62,800	Compass Capital, 7.350%	1,651,012
50,000	Fleet Capital Trust VII, 7.200%	1,327,500
29,100	Fleet Capital Trust VIII, 7.200%	774,060

		6,658,993

Department Stores -- 0.5%
21,900	Sears Roebuck Acceptance, 7.000%	560,202

Electrical Services -- 6.7%
12,700	BGE Capital Trust II, 6.200%	324,993
65,000	Dominion CNG Capital Trust I, 7.800%	1,736,722
42,000	Energy East Capital Trust I, 8.250%	1,126,860
80,000	Entergy LA, Inc., 7.600%	2,138,400
65,000	Georgia Power Capital, 7.125%	1,745,250

		7,072,225

Shares		Value

Preferred Stocks -- (Continued)

Entertainment -- 1.4%
55,000	The Walt Disney Co., 7.000%	$1,455,300

Financial Services -- 9.0%
7,100	BancWest Capital I, 9.500%	187,795
18,400	Everest Cap Trust 7.850%	508,944
25,000	General Electric Capital Corp., 6.100%	655,250
60,000	Hartford Life Capital II, Series B, 7.625%	1,588,200
10,000	Household Capital Trust V, Series X, 10.000%	257,300
61,000	Merrill Lynch Capital Trust V, 7.280% (b)	1,656,150
60,000	Morgan Stanley Capital Trust II, 7.250%	1,587,600
60,000	National Commerce Capital Trust II, 7.700%	1,608,000
6,500	Provident Financial Group, Inc., 8.375% (d)	179,530
50,900	SLM Corp., 6.000%	1,273,518

		9,502,287

Gas & Natural Gas -- 1.0%
20,000	Keyspan Corp., 8.750%	1,043,400

Insurance -- 4.7%
68,400	Ace Ltd., Series C, 7.800%	1,824,912
20,000	Chubb Corp., 7.000%	600,000
45,500	Partnerre Capital Trust I, 7.900%	1,210,300
49,300	St. Paul Capital Trust, 7.600%	1,313,352

		4,948,564

Life/Health Insurance -- 3.9%
52,600	Aetna, Inc., 8.500%	1,409,154
50,000	Lincoln National Capital V, Series E, 7.650%	1,326,000
42,300	PLC Capital Trust, 7.250%	1,125,180
6,800	Torchmark Capital Trust I, 7.750%	181,900

		4,042,234

Real Estate Investment Trusts -- 2.7%
20,000	HRPT Properties Trust, Series A, 9.875%	541,000
29,600	Prologis Trust, Series F, 6.750%	748,880
60,000	Public Storage, Series R, 8.000%	1,582,200

		2,872,080

Reinsurance -- 0.5%
17,800	RenaissanceRe Holdings Ltd., Series B, 7.300%	477,752

Telephone Communication -- 1.8%
30,000	Alltel Corp., 7.750%	1,586,700
10,000	SBC Communications, Inc., 7.000%	262,800

		1,849,500

Total Preferred Stocks (Cost $44,718,773)		45,206,665

Shares or Principal Amount		Value

Mutual Funds -- 1.2%

Exchange Traded Funds -- 1.2%
60,000	AMEX Technology SPDR	$1,266,600

Total Mutual Funds (Cost $996,341)		1,266,600

Cash Equivalent -- 0.7%
709,476	Huntington Money Market Fund, Interfund Class*	709,476

Total Cash Equivalent (Cost $709,476)		709,476

Short-Term Securities Held as Collateral for Securities Lending -- 1.0%

Certificates of Deposit -- 0.0%
$16,335	Wells Fargo Bank, 2.360%, 1/21/05	16,335

Commercial Paper -- 0.3%
27,161	Blue Ridge Asset Fund 4-2, 2.330%, 1/10/05	27,161
24,438	Blue Ridge Asset Fund 4-2, 2.340%, 1/26/05	24,438
18,518	Chariot Funding, LLC, 2.360%, 1/25/05	18,518
27,117	Chariot Funding, LLC, 2.360%, 1/26/05	27,117
3,781	Dakota CP NTS of Citibank, 2.350%, 1/14/05	3,781
21,716	Dakota CP NTS of Citibank, 2.350%, 1/25/05	21,716
27,161	Dakota CP NTS of Citibank, 2.350%, 1/25/05	27,161
27,161	Delaware Funding 4-2 144A, 2.340%, 1/21/05	27,161
27,161	Falcon Asset Securities Corp. 4-2, 2.290%, 1/18/05	27,161
21,716	Park Granada LLC, 2.390%, 2/1/05	21,716
21,716	Three Pillars Fund 4-2 144A, 2.350%, 1/18/05	21,716
13,764	Three Pillars Fund 4-2 144A, 2.350%, 1/20/05	13,764
13,616	Three Pillars Fund 4-2 144A, 2.350%, 1/25/05	13,616
27,117	Variable Fund Cap 4-2 144A, 2.200%, 1/3/05	27,117
27,117	Yorktown Capital, LLC, 2.350%, 1/20/05	27,117

		329,260

Mutual Funds -- 0.0%
432	J.P. Morgan Institutional Prime Money Market Fund	432

Repurchase Agreements -- 0.2%
72,817	JP Morgan Securities, 2.280%, 1/3/05	72,817
135,695	Morgan Stanley Dean Witter & Co., 2.270%, 1/3/05	135,695

		208,512

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

U.S. Government Agencies -- 0.0%

Federal National Mortgage Association -- 0.0%
$10,804	1.300%, 1/7/05	$10,804
11,668	1.400%, 3/29/05	11,668

		22,472

Federal Home Loan Bank -- 0.0%
13,613	1.450%, 3/11/05	13,613

Total U.S. Government Agencies		36,085

Variable Rate Obligations -- 0.5%
27,161	Bankone Class A 2004-4, 2.443%, 1/18/05	27,161
16,314	Bankone ISS Trust 2003-1, 2.453%, 1/18/05	16,314
13,613	Bayerische Landesbk NY, 2.460%, 1/19/05	13,613
3,781	Capital One MT 2002-3, 2.464%, 1/18/05	3,781
10,804	Capital One MT 2002-3, 2.472%, 1/18/05	10,804
7,022	Capital One MT 2002-3, 2.483%, 1/18/05	7,022
18,474	CCCIT Series 2000, CL 2002-A9, 2.511%, 3/15/05	18,474
10,696	CCCIT Series 2000, CL 2002-A5, 2.528%, 3/15/05	10,696
4,754	Chase CC Owner Trust 2002-2, 2.442%, 1/18/05	4,754
5,402	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	5,402
8,103	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	8,103
8,643	Chase CCC Trust 2004-2, C, 2.440%, 1/18/05	8,643
27,161	Chase CCC Trust 2004-2, C, 2.443%, 1/18/05	27,161
13,613	Chase CCMT 2001-2 Class A, 2.449%, 1/18/05	13,613
23,336	Chase CCOT 2001-1 Class A, 2.445%, 1/18/05	23,336
6,914	Chase CCOT 2003-1, Class A, 2.447%, 1/18/05	6,914
5,618	Chase CCOT 2003-1, Class A, 2.453%, 1/18/05	5,618
16,357	Chase CCOT 2003-1, Class A, 2.463%, 1/18/05	16,357
15,017	Daimler Chrysler Master OT 2003-A, 2.453%, 1/18/05	15,017
27,161	Dexia Bank Belgium SA, 2.309%, 1/4/05	27,161
13,613	Discover CMT I 2002-1, 2.422%, 1/18/05	13,613
Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$6,479	Discover CMT I 2002-1, 2.449%, 1/18/05	$6,479
1,621	Discover CMT I 2002-1, 2.473%, 1/18/05	1,621
13,613	Discover CMT I 2003-1, 2.463%, 1/18/05	13,613
14,585	Discover CMT I 2001-2, 2.450%, 1/18/05	14,585
5,402	Fleet CCMT II 2002-A Class A, 2.433%, 1/18/05	5,402
2,701	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	2,701
8,103	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	8,103
5,402	Fleet CCMT II 2002-A Class A, 2.471%, 1/18/05	5,402
30,618	General Electric Capital Corp., 2.238%, 2/3/05	30,618
5,402	General Electric Capital Corp., 2.300%, 2/3/05	5,402
2,161	General Electric Capital Corp., 2.346%, 2/14/05	2,161
8,103	General Electric Capital Corp., 2.356%, 2/14/05	8,103
Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$27,161	HBOS Treasury Services PLC, 2.580%, 3/30/05	$27,161
27,161	JP Morgan & Co., Inc., 2.460%, 3/2/05	27,161
9,723	Massmut Global Funding II, 2.627%, 3/28/05	9,723
5,402	MBNA MCCT II 1997-K, Class A, 2.444%, 1/18/05	5,402
32,557	MBNA MCCT II 2000-K, Class A, 2.112%, 1/18/05	32,557

		489,751

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $1,080,375)		1,080,375

Total Investments (Cost $99,446,073) (a) -- 102.3%		106,963,471

Liabilities in Excess of Other Assets -- (2.3)%		(2,434,375)

Net Assets -- 100.0%		$104,529,096

See Notes to Portfolio of Investments, page 86.

Huntington Growth Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Technology	23.4%

Health Care	16.4%

Consumer Staples	15.2%

Financials	14.6%

Industrials	10.4%

Consumer Discretionary	10.1%

Energy	3.9%

Materials	3.8%

Cash[1]	1.3%

Telecommunications	0.9%

Other Investments (Collateral for Securities Lending)	0.3%

Liabilitites in Excess of Other Assets	(0.3)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 98.7%

Apparel & Textiles -- 1.6%
100,000	Cintas Corp.	$4,386,000

Banks -- 1.6%
60,000	Northern Trust Corp.	2,914,800
27,000	State Street Corp.	1,326,240

		4,241,040

Chemicals -- 2.9%
53,000	Du Pont (E.I.) de Nemours & Co.	2,599,650
150,000	Ecolab, Inc.	5,269,500

		7,869,150

Computer Services -- 2.7%
152,087	Hewlett Packard Co.	3,189,264
140,000	Sungard Data Systems, Inc. (b)	3,966,200

		7,155,464

Computer Software -- 2.5%
250,000	Microsoft Corp.	6,677,500

Computers -- 7.0%
69,000	Cisco Systems, Inc. (b)	1,331,700
75,000	Computer Sciences Corp. (b)	4,227,750
75,000	Dell, Inc. (b)	3,160,500
54,000	International Business Machines Corp.	5,323,320
352,500	Oracle Corp. (b)	4,836,300

		18,879,570

Containers - Paper/Plastic -- 0.7%
78,000	Pactiv Corp. (b)	1,972,620

Cosmetics/Toiletries -- 2.2%
75,000	Colgate-Palmolive Co.	3,837,000
38,000	Procter & Gamble Co.	2,093,040

		5,930,040

Data Processing/Management -- 4.9%
300,000	Automatic Data Processing, Inc.	13,305,000

Shares		Value

Common Stocks -- (Continued)

Drugs & Health Care -- 5.7%
100,000	Abbott Laboratories	$4,665,000
16,000	Amgen, Inc. (b)	1,026,400
26,000	Merck & Co., Inc.	835,640
45,000	Mylan Laboratories, Inc. (d)	795,600
110,000	Pfizer, Inc.	2,957,900
63,000	Schering-Plough Corp.	1,315,440
65,000	Wyeth	2,768,350
13,000	Zimmer Holdings, Inc. (b)	1,041,560

		15,405,890

Electronic Components -- 1.1%
100,000	Molex, Inc.	3,000,000

Financial Services -- 7.5%
130,000	American Express Co.	7,328,100
120,000	Franklin Resources, Inc.	8,358,000
72,000	T. Rowe Price Group, Inc.	4,478,400

		20,164,500

Food & Beverages -- 3.8%
65,000	Anheuser Busch Companies, Inc.	3,297,450
100,000	Wm. Wrigley Jr. Co.	6,919,000

		10,216,450

Industrial -- 3.6%
265,500	General Electric Co.	9,690,750

Industrial Conglomerates -- 2.4%
70,000	Illinois Tool Works, Inc.	6,487,600

Instruments - Scientific -- 0.9%
50,000	Millipore Corp. (b)	2,490,500

Insurance -- 5.6%
93,750	American International Group, Inc.	6,156,563
75	Berkshire Hathaway, Inc., Class A (b)	6,592,500
52,500	Cincinnati Financial Corp.	2,323,650

		15,072,713

Shares		Value

Common Stocks -- (Continued)

Medical & Medical Services -- 9.9%
90,000	Baxter International, Inc.	$3,108,600
25,000	Biomet, Inc.	1,084,750
50,000	Henry Schein, Inc. (b)	3,482,000
40,000	Hospira, Inc. (b)	1,340,000
75,000	Invacare Corp.	3,469,500
100,000	Johnson & Johnson	6,342,000
30,000	Medco Health Solutions, Inc. (b)	1,248,000
73,200	Medtronic, Inc.	3,635,844
40,000	Stryker Corp.	1,930,000
35,000	Wright Medical Group, Inc. (b)	997,500

		26,638,194

Metal Processors & Fabricators -- 0.2%
25,000	Worthington Industries, Inc.	489,500

Miscellaneous Business Services -- 0.8%
75,000	Iron Mountain, Inc. (b)	2,286,750

Multimedia -- 0.4%
50,000	Time Warner, Inc. (b)	972,000

Office Supplies -- 2.8%
125,000	Avery Dennison Corp.	7,496,250

Petroleum & Petroleum Products -- 4.0%
165,000	Anadarko Petroleum Corp.	10,693,650

Printing & Publishing -- 2.4%
65,300	Media General, Inc., Class A	4,232,093
60,000	Viacom, Inc., Class B	2,183,400

		6,415,493

Retail -- 9.7%
240,000	Home Depot, Inc.	10,257,600
132,000	Kohl’s Corp. (b)	6,490,440
248,600	Walgreen Co.	9,538,782

		26,286,822

Semi-Conductors/Instruments -- 1.7%
100,000	Analog Devices, Inc.	3,692,000
41,500	Texas Instruments, Inc.	1,021,730

		4,713,730

Technology -- 1.2%
136,000	Intel Corp.	3,181,040

Telephone & Telecommunications -- 2.2%
90,000	Qualcomm, Inc.	3,816,000
82,500	Vodafone Group PLC ADR	2,258,850

		6,074,850

Transport - Marine -- 1.1%
52,000	Carnival Corp.	2,996,760

Wholesale Distribution -- 5.6%
398,600	SYSCO Corp.	15,214,562

Total Common Stocks (Cost $137,526,256)		266,404,388

Shares or Principal Amount		Value

Cash Equivalents -- 1.3%

3,320,900	Huntington Money Market Fund, Interfund Class*	$3,320,899
242,532	Meeder Institutional Money Market Fund	242,532

Total Cash Equivalents (Cost $3,563,431)		3,563,431

Short-Term Securities Held as Collateral for Securities Lending -- 0.3%

Certificates of Deposit -- 0.0%
$11,431	Wells Fargo Bank, 2.360%, 1/21/05	11,431

Commercial Paper -- 0.1%
19,006	Blue Ridge Asset Fund 4-2, 2.330%, 1/10/05	19,006
17,101	Blue Ridge Asset Fund 4-2, 2.340%, 1/26/05	17,101
12,958	Chariot Funding, LLC, 2.360%, 1/25/05	12,958
18,976	Chariot Funding, LLC, 2.360%, 1/26/05	18,976
2,646	Dakota CP NTS of Citibank, 2.350%, 1/14/05	2,646
15,196	Dakota CP NTS of Citibank, 2.350%, 1/25/05	15,196
19,006	Dakota CP NTS of Citibank, 2.350%, 1/25/05	19,006
19,006	Delaware Funding 4-2 144A, 2.340%, 1/21/05	19,006
19,006	Falcon Asset Securities Corp. 4-2, 2.290%, 1/18/05	19,006
15,196	Park Granada LLC, 2.390%, 2/1/05	15,196
15,196	Three Pillars Fund 4-2 144A, 2.350%, 1/18/05	15,196
9,631	Three Pillars Fund 4-2 144A, 2.350%, 1/20/05	9,631
9,528	Three Pillars Fund 4-2 144A, 2.350%, 1/25/05	9,528
18,976	Variable Fund Cap 4-2 144A, 2.200%, 1/3/05	18,976
18,976	Yorktown Capital, LLC, 2.350%, 1/20/05	18,976

		230,404

Mutual Funds -- 0.0%
302	J.P. Morgan Institutional Prime Money Market Fund	302

Repurchase Agreements -- 0.1%
50,954	JP Morgan Securities, 2.280%, 1/3/05	50,954
94,954	Morgan Stanley Dean Witter & Co., 2.270%, 1/3/05	94,954

		145,908

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

U.S. Government Agencies -- 0.0%

Federal National Mortgage Association -- 0.0%
$7,560	1.300%, 1/7/05	$7,560
8,165	1.400%, 3/29/05	8,165

		15,725

Federal Home Loan Bank -- 0.0%
9,526	1.450%, 3/11/05	9,526

Total U.S. Government Agencies		25,251

Variable Rate Obligations -- 0.1%
19,006	Bankone Class A 2004-4, 2.443%, 1/18/05	19,006
11,416	Bankone ISS Trust 2003-1, 2.453%, 1/18/05	11,416
9,526	Bayerische Landesbk NY, 2.460%, 1/19/05	9,526
2,646	Capital One MT 2002-3, 2.464%, 1/18/05	2,646
7,560	Capital One MT 2002-3, 2.472%, 1/18/05	7,560
4,914	Capital One MT 2002-3, 2.483%, 1/18/05	4,914
12,928	CCCIT Series 2000, CL 2002-A9, 2.511%, 3/15/05	12,928
7,484	CCCIT Series 2000, CL 2002-A5, 2.528%, 3/15/05	7,484
3,326	Chase CC Owner Trust 2002-2, 2.442%, 1/18/05	3,326
3,780	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	3,780
5,670	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	5,670
6,048	Chase CCC Trust 2004-2, C, 2.440%, 1/18/05	6,048
19,006	Chase CCC Trust 2004-2, C, 2.443%, 1/18/05	19,006
9,526	Chase CCMT 2001-2 Class A, 2.449%, 1/18/05	9,526
16,330	Chase CCOT 2001-1 Class A, 2.445%, 1/18/05	16,330
4,838	Chase CCOT 2003-1, Class A, 2.447%, 1/18/05	4,838
3,931	Chase CCOT 2003-1, Class A, 2.453%, 1/18/05	3,931
11,446	Chase CCOT 2003-1, Class A, 2.463%, 1/18/05	11,446
10,508	Daimler Chrysler Master OT 2003-A, 2.453%, 1/18/05	10,508
Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$19,006	Dexia Bank Belgium SA, 2.309%, 1/4/05	$19,006
9,526	Discover CMT I 2002-1, 2.422%, 1/18/05	9,526
4,534	Discover CMT I 2002-1, 2.449%, 1/18/05	4,534
1,134	Discover CMT I 2002-1, 2.473%, 1/18/05	1,134
9,526	Discover CMT I 2003-1, 2.463%, 1/18/05	9,526
10,206	Discover CMT I 2001-2, 2.450%, 1/18/05	10,206
3,780	Fleet CCMT II 2002-A Class A, 2.433%, 1/18/05	3,780
1,890	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	1,890
5,670	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	5,670
3,780	Fleet CCMT II 2002-A Class A, 2.471%, 1/18/05	3,780
21,425	General Electric Capital Corp., 2.238%, 2/3/05	21,425
3,780	General Electric Capital Corp., 2.300%, 2/3/05	3,780
1,512	General Electric Capital Corp., 2.346%, 2/14/05	1,512
5,670	General Electric Capital Corp., 2.356%, 2/14/05	5,670
19,006	HBOS Treasury Services PLC, 2.580%, 3/30/05	19,006
19,006	JP Morgan & Co., Inc., 2.460%, 3/2/05	19,006
6,804	Massmut Global Funding II, 2.627%, 3/28/05	6,804
3,778	MBNA MCCT II 1997-K, Class A, 2.444%, 1/18/05	3,778
22,782	MBNA MCCT II 2000-K, Class A, 2.112%, 1/18/05	22,782

		342,704

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $756,000)		756,000

Total Investments (Cost $141,845,687) (a) -- 100.3%		270,723,819

Liabilities in Excess of Other Assets -- (0.3)%		(705,422)

Net Assets -- 100.0%		$270,018,397

See Notes to Portfolio of Investments, page 86.

Huntington Income Equity Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Financials	33.0%

Energy	15.5%

Consumer Discretionary	12.5%

Industrials	9.5%

Utilities	6.9%

Technology	6.1%

Health Care	4.9%

Materials	4.9%

Telecommunications	3.2%

Consumer Staples	3.2%

Other Investments (Collateral for Securities Lending)	2.6%

Cash[1]	0.7%

Liabilities in Excess of Other Assets	(3.0)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 99.7%

Auto/Truck Parts & Equipment -- 4.0%
145,000	Genuine Parts Co.	$6,388,700
38,000	Johnson Controls, Inc.	2,410,720

		8,799,420

Banks -- 27.2%
146,700	AmSouth Bancorporation	3,799,530
164,700	Bank of America Corp.	7,739,253
90,000	BB&T Corp.	3,784,500
169,700	Citigroup, Inc.	8,176,147
67,300	Comerica, Inc.	4,106,646
143,100	J.P. Morgan Chase & Co.	5,582,331
186,000	MBNA Corp.	5,243,340
200,000	National City Corp.	7,510,000
174,841	Regions Financial Corp.	6,222,591
59,400	Wachovia Corp.	3,124,440
101,700	Washington Mutual, Inc.	4,299,876

		59,588,654

Chemicals -- 4.9%
132,500	Monsanto Co.	7,360,375
49,000	PPG Industries, Inc.	3,339,840

		10,700,215

Computer Services -- 6.6%
40,700	Diebold, Inc.	2,268,211
46,900	First Data Corp.	1,995,126
89,000	Pitney Bowes, Inc.	4,118,920
151,200	Symbol Technologies, Inc.	2,615,760
101,100	Thompson Corp.	3,567,819

		14,565,836

Computer Software -- 0.9%
73,000	Microsoft Corp.	1,949,830

Consumer Products -- 2.2%
62,000	Fortune Brands, Inc.	4,785,160

Data Processing/Management -- 1.0%
47,600	Automatic Data Processing, Inc.	2,111,060

Diversified Operations -- 2.2%
65,000	Textron, Inc.	4,797,000

Shares		Value

Common Stocks -- (Continued)

Drugs & Health Care -- 4.9%
152,000	Bristol-Myers Squibb Co.	3,894,240
73,300	Merck & Co., Inc.	2,355,862
106,000	Wyeth	4,514,540

		10,764,642

Electric Utility -- 4.6%
166,000	Duke Energy Corp.	4,204,780
65,000	Exelon Corp.	2,864,550
128,000	Nisource, Inc.	2,915,840

		9,985,170

Food & Beverages -- 2.0%
150,000	ConAgra Foods, Inc.	4,417,500

Gas & Natural Gas -- 2.3%
115,000	Peoples Energy Corp.	5,054,250

Household Products -- 1.1%
42,000	Clorox Co.	2,475,060

Industrial -- 2.3%
140,000	General Electric Co.	5,110,000

Insurance -- 3.5%
120,000	Unitrin, Inc.	5,454,000
28,000	XL Capital Ltd.	2,174,200

		7,628,200

Life/Health Insurance -- 2.3%
108,000	Lincoln National Corp.	5,041,440

Oil Company - Exploration & Production -- 6.1%
100,000	Kerr-McGee Corp. (d)	5,779,000
130,000	Occidental Petroleum Corp.	7,586,800

		13,365,800

Petroleum & Petroleum Products -- 9.5%
154,800	ChevronTexaco Corp.	8,128,548
58,900	ConocoPhillips	5,114,287
95,600	Marathon Oil Corp.	3,595,516
70,000	Royal Dutch Petroleum Co. ADR	4,016,600

		20,854,951

Shares or Principal Amount		Value

Common Stocks -- (Continued)

Printing & Publishing -- 4.4%
36,000	Gannett Co., Inc.	$2,941,200
188,000	R.R. Donnelley & Sons Co.	6,634,520

		9,575,720

Retail -- 2.2%
165,000	May Department Stores Co.	4,851,000

Telephone & Telecommunications -- 4.3%
120,000	Alltel Corp.	7,051,200
145,000	Nokia Corp. ADR	2,272,150

		9,323,350

Textiles -- 1.2%
45,900	V.F. Corp.	2,541,942

Total Common Stocks (Cost $146,789,403)		218,286,200

Cash Equivalent -- 0.7%

1,543,106	Huntington Money Market Fund, Interfund Class*	1,543,106

Total Cash Equivalent (Cost $1,543,106)		1,543,106

Short-Term Securities Held as Collateral for Securities Lending -- 2.6%

Certificates of Deposit -- 0.0%
85,107	Wells Fargo Bank, 2.360%, 1/21/05	85,107

Commercial Paper -- 0.8%
141,507	Blue Ridge Asset Fund 4-2, 2.330%, 1/10/05	141,507
127,322	Blue Ridge Asset Fund 4-2, 2.340%, 1/26/05	127,322
96,477	Chariot Funding, LLC, 2.360%, 1/25/05	96,477
141,282	Chariot Funding, LLC, 2.360%, 1/26/05	141,282
19,701	Dakota CP NTS of Citibank, 2.350%, 1/14/05	19,701
113,138	Dakota CP NTS of Citibank, 2.350%, 1/25/05	113,138
141,507	Dakota CP NTS of Citibank, 2.350%, 1/25/05	141,507
141,507	Delaware Funding 4-2 144A, 2.340%, 1/21/05	141,507
141,507	Falcon Asset Securities Corp. 4-2, 2.290%, 1/18/05	141,507
113,138	Park Granada LLC, 2.390%, 2/1/05	113,138
113,138	Three Pillars Fund 4-2 144A, 2.350%, 1/18/05	113,138
71,710	Three Pillars Fund 4-2 144A, 2.350%, 1/20/05	71,710
70,939	Three Pillars Fund 4-2 144A, 2.350%, 1/25/05	70,939
141,282	Variable Fund Cap 4-2 144A, 2.200%, 1/3/05	141,282
141,282	Yorktown Capital, LLC, 2.350%, 1/20/05	141,282

		1,715,437

Mutual Funds -- 0.0%
2,252	J.P. Morgan Institutional Prime Money Market Fund	2,252

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Repurchase Agreements -- 0.5%
$379,378	JP Morgan Securities, 2.280%, 1/3/05	$379,378
706,971	Morgan Stanley Dean Witter & Co., 2.270%, 1/3/05	706,971

		1,086,349

U.S. Government Agencies -- 0.1%

Federal National Mortgage Association -- 0.1%
56,288	1.300%, 1/7/05	56,288
60,791	1.400%, 3/29/05	60,791

		117,079

Federal Home Loan Bank -- 0.0%
70,922	1.450%, 3/11/05	70,922

Total U.S. Government Agencies		188,001

Variable Rate Obligations -- 1.2%
141,507	Bankone Class A 2004-4, 2.443%, 1/18/05	141,507
84,994	Bankone ISS Trust 2003-1, 2.453%, 1/18/05	84,994
70,922	Bayerische Landesbk NY, 2.460%, 1/19/05	70,922
19,701	Capital One MT 2002-3, 2.464%, 1/18/05	19,701
56,288	Capital One MT 2002-3, 2.472%, 1/18/05	56,288
36,587	Capital One MT 2002-3, 2.483%, 1/18/05	36,587
96,252	CCCIT Series 2000, CL 2002-A9, 2.511%, 3/15/05	96,252
55,725	CCCIT Series 2000, CL 2002-A5, 2.528%, 3/15/05	55,725
24,767	Chase CC Owner Trust 2002-2, 2.442%, 1/18/05	24,767
28,144	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	28,144
42,216	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	42,216
45,030	Chase CCC Trust 2004-2, C, 2.440%, 1/18/05	45,030
141,507	Chase CCC Trust 2004-2, C, 2.443%, 1/18/05	141,507
70,922	Chase CCMT 2001-2 Class A, 2.449%, 1/18/05	70,922
121,581	Chase CCOT 2001-1 Class A, 2.445%, 1/18/05	121,581
36,024	Chase CCOT 2003-1, Class A, 2.447%, 1/18/05	36,024
29,270	Chase CCOT 2003-1, Class A, 2.453%, 1/18/05	29,270
85,219	Chase CCOT 2003-1, Class A, 2.463%, 1/18/05	85,219
78,240	Daimler Chrysler Master OT 2003-A, 2.453%, 1/18/05	78,240
141,507	Dexia Bank Belgium SA, 2.309%, 1/4/05	141,507

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$70,922	Discover CMT I 2002-1, 2.422%, 1/18/05	$70,922
33,756	Discover CMT I 2002-1, 2.449%, 1/18/05	33,756
8,443	Discover CMT I 2002-1, 2.473%, 1/18/05	8,443
70,922	Discover CMT I 2003-1, 2.463%, 1/18/05	70,922
75,988	Discover CMT I 2001-2, 2.450%, 1/18/05	75,988
28,144	Fleet CCMT II 2002-A Class A, 2.433%, 1/18/05	28,144
14,072	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	14,072
42,216	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	42,216
28,144	Fleet CCMT II 2002-A Class A, 2.471%, 1/18/05	28,144
159,519	General Electric Capital Corp., 2.238%, 2/3/05	159,519
28,144	General Electric Capital Corp., 2.300%, 2/3/05	28,144

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$11,258	General Electric Capital Corp., 2.346%, 2/14/05	$11,258
42,252	General Electric Capital Corp., 2.356%, 2/14/05	42,252
141,507	HBOS Treasury Services PLC, 2.580%, 3/30/05	141,507
141,507	JP Morgan & Co., Inc., 2.460%, 3/2/05	141,507
50,659	Massmut Global Funding II, 2.627%, 3/28/05	50,659
28,127	MBNA MCCT II 1997-K, Class A, 2.444%, 1/18/05	28,127
169,621	MBNA MCCT II 2000-K, Class A, 2.112%, 1/18/05	169,621

		2,551,604

Total Short-Term Securities Held as Collateral for Securities Lending (Cost $5,628,750)		5,628,750

Total Investments (Cost $153,961,259) (a) -- 103.0%		225,458,056

Liabilities in Excess of Other Assets -- (3.0)%		(6,398,462)

Net Assets -- 100.0%		$219,059,594

See Notes to Portfolio of Investments, page 86.

Huntington International Equity Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

United Kingdom	20.0%

Japan	18.7%

France	7.4%

Germany	7.2%

Repurchase Agreements	6.6%

Spain	6.6%

Switzerland	4.6%

Sweden	4.2%

Hong Kong	3.6%

Netherlands	3.4%

Canada	3.4%

Ireland	3.2%

Singapore	2.6%

Austria	1.9%

Brazil	1.7%

Finland	1.5%

India	1.5%

Mexico	1.4%

Netherlands Antilles	1.3%

Malaysia	1.2%

South Korea	1.1%

Liabilities in Excess of Other Assets	(3.1)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 92.7%

Austria -- 1.9%
Banks -- 1.9%
49,600	Erste Bank der Oesterreichischen Sparkassen AG	$2,644,705

Brazil -- 1.7%
Oil & Gas -- 1.7%
60,000	Petroleo Brasileiro SA ADR	2,386,800

Canada -- 3.4%
Oil & Gas -- 2.3%
55,305	Encana Corp.	3,154,040

Railroads -- 1.1%
24,000	Canadian National Railway Co.	1,470,000

		4,624,040

Finland -- 1.5%
Paper & Related Products -- 1.5%
95,000	UPM Kymmene OYJ ADR	2,120,400

France -- 7.4%
Food & Beverage -- 1.0%
15,000	Groupe Danone	1,382,878

Insurance -- 0.7%
39,900	Axa ADR	987,525

Oil & Gas -- 2.0%
12,535	Total SA	2,733,023

Shares		Value

Common Stocks -- (Continued)

France -- (Continued)
Optical Supplies -- 2.3%
40,200	Essilor International SA	$3,144,332

Water Treatments -- 1.4%
71,800	Suez SA ADR	1,920,650

		10,168,408

Germany -- 7.2%
Computer Software -- 1.8%
13,900	SAP AG	2,474,296

Medical - Drugs -- 3.9%
33,374	Schering AG	2,489,522
106,300	Stada Arzneimittel AG	2,859,955

		5,349,477

Retail -- 1.5%
58,700	Douglas Holdings AG	2,078,651

		9,902,424

Hong Kong -- 3.6%
Financial Services -- 1.3%
553,000	The Bank Of East Asia Ltd.	1,718,209

Real Estate -- 2.3%
150,000	Cheung Kong Holdings Ltd.	1,495,639
338,000	Henderson Land Development	1,756,837

		3,252,476

		4,970,685

Shares		Value

Common Stocks -- (Continued)

Ireland -- 3.2%
Banking/Insurance -- 1.9%
105,000	Anglo Irish Bank Corp. PLC	$2,548,131

Building Products -- 0.0%
267	CRH PLC	7,129

Food & Beverage -- 1.3%
75,300	Kerry Group PLC, Class A	1,803,195

		4,358,455

Japan -- 17.6%
Building - Heavy Construction -- 1.1%
220,000	KOMATSU LTD.	1,540,054

Commercial Banks -- 3.5%
261,200	Mitsubishi Tokyo Financial Group, Inc. ADR	2,669,464
294,000	The 77th Bank Ltd.	2,069,553

		4,739,017

Computer Services/Software -- 1.3%
32,000	Canon, Inc.	1,727,703

Cosmetics & Toiletries -- 3.0%
128,000	Shiseido Co. Ltd.	1,854,547
48,600	Uni-Charm Corp.	2,329,763

		4,184,310

Electronics -- 4.0%
162,000	Matsushita Electric Industrial Co. Ltd.	2,571,755
170,000	Sharp Corp.	2,776,763

		5,348,518

Food & Beverage -- 1.6%
185,000	Ajinomoto Co., Inc.	2,203,564

Medical Supplies -- 1.4%
73,100	Terumo Corp.	1,969,793

Optical Supplies -- 1.7%
20,800	Hoya Corp.	2,349,583

Toys -- 0.0%
50	Nintendo Co. Ltd.	6,283

		24,068,825

Mexico -- 1.4%
Construction Materials & Supplies -- 1.4%
53,255	Cemex SA ADR	1,939,547

Netherlands -- 3.4%
Insurance -- 1.8%
81,012	ING Group NV	2,446,683

Transportation -- 1.6%
83,000	TPG NV	2,249,969

		4,696,652

Netherlands Antilles -- 1.3%
Oil - Field Services -- 1.3%
27,500	Schlumberger Ltd. ADR	1,841,125

Singapore -- 2.6%
Electronic Components -- 0.9%
130,000	Venture Corp. Ltd.	1,266,467

Telecommunications -- 1.7%
1,567,290	Singapore Telecommunications Ltd.	2,285,491

		3,551,958

Shares		Value

Common Stocks -- (Continued)

South Korea -- 1.1%
Telephone Communications -- 1.1%
66,000	SK Telecom Co. Ltd. ADR	$1,468,500

Spain -- 6.6%
Banks -- 1.6%
121,700	Banco Bilbao Vizcaya SA ADR	2,158,958

Building - Heavy Construction -- 1.3%
35,800	Fomento De Construcciones y Contratas SA	1,720,906

Electric Integrated -- 1.8%
104,000	Endesa SA	2,439,672

Telephone Communications -- 1.9%
143,300	Telefonica SA	2,694,713

		9,014,249

Sweden -- 4.2%
Banking & Finance -- 1.0%
57,600	ForeningsSparbanken AB	1,434,928

Manufacturing - Consumer Goods -- 1.5%
89,000	Electrolux AB, Series B	2,036,307

Tools -- 1.7%
57,900	Sandvik AB	2,335,731

		5,806,966

Switzerland -- 4.6%
Banking/Insurance -- 0.5%
8,046	UBS AG	673,147

Chemicals - Specialty -- 1.8%
120,400	Syngenta AG ADR	2,570,540

Machinery -- 1.0%
3,400	Schindler Holding AG	1,345,442

Medical - Drugs -- 1.3%
34,900	Novartis AG	1,754,646

		6,343,775

United Kingdom -- 20.0%
Aerospace -- 1.5%
129,200	Smiths Group PLC	2,037,456

Commercial Banks -- 2.5%
163,000	Barclays PLC	1,832,479
91,000	Standard Chartered PLC	1,690,810

		3,523,289

Diversified Operations -- 1.5%
416,700	Tomkins PLC	2,032,537

Electric Utility -- 1.9%
153,600	Scottish & Southern Energy PLC	2,571,050

Food & Beverage -- 1.0%
154,400	Cadbury Schweppes PLC	1,436,624

Food - Retail -- 1.9%
430,284	Tesco PLC	2,655,998

Industrial Goods & Services -- 1.4%
225,000	Bunzl PLC	1,875,540

Medical - Drugs -- 2.1%
59,450	GlaxoSmithkline PLC ADR	2,817,336

Shares		Value

Common Stocks -- (Continued)

United Kingdom -- (Continued)
Metals -- 1.5%
17,100	Rio Tinto PLC ADR	$2,038,491

Oil & Gas -- 2.1%
275,000	BG Group PLC	1,867,625
104,000	BP Amoco PLC	1,013,563

		2,881,188

Printing & Publishing -- 1.7%
190,300	Pearson PLC	2,294,553

Retail -- 0.9%
97,100	Boots Group PLC	1,221,085

		27,385,147

Total Common Stocks (Cost $95,854,689)		127,292,661

Shares or Principal Amount		Value

Mutual Funds -- 3.8%

India -- 1.5%
Management Investment Operation -- 1.5%
64,000	Morgan Stanley India Investment Fund	$1,981,440

Japan -- 1.1%
Management Investment Operation -- 1.1%
144,000	iShares MSCI Japan Index Fund	1,572,480

Malaysia -- 1.2%
Management Investment Operation -- 1.2%
240,000	iShares MSCI Malaysia Index Fund	1,716,000

Total Mutual Funds (Cost $4,213,461)		5,269,920

Repurchase Agreement -- 6.6%

$9,042,000	State Street Repurchase Agreement, 1.250%, dated 12/31/04, due 1/3/05, repurchase price $9,042,942 (Fully Collateralized by U.S. Treasury Securities)	9,042,000

Total Repurchase Agreement (Cost $9,042,000)		9,042,000

Total Investments (Cost $109,110,150) (a) -- 103.1%		141,604,581

Liabilities in Excess of Other Assets -- (3.1)%		(4,296,583)

Net Assets -- 100.0%		$137,307,998

See Notes to Portfolio of Investments, page 86.

Huntington Macro 100 Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Technology	43.7%

Financials	31.7%

Consumer Discretionary	12.2%

Consumer Staples	5.4%

Industrials	2.9%

Materials	1.4%

Telecommunications	1.3%

Health Care	0.4%

Cash[1]	1.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 99.0%

Aerospace & Defense -- 0.7%
3,800	Raytheon Co.	$147,554

Auto/Truck Parts & Equipment -- 0.4%
2,000	Genuine Parts Co.	88,120

Banks -- 20.0%
3,400	AmSouth Bancorporation	88,060
19,700	Bank of America Corp.	925,703
4,500	BB&T Corp.	189,225
4,600	Countrywide Credit Industries, Inc.	170,246
1,500	First Horizon National Corp.	64,665
4,428	Regions Financial Corp.	157,593
2,900	SunTrust Banks, Inc.	214,252
14,100	U.S. Bancorp	441,612
12,270	Wachovia Corp.	645,402
6,800	Washington Mutual, Inc.	287,504
12,500	Wells Fargo & Co.	776,875

		3,961,137

Beer, Wine & Distilled Beverages -- 0.7%
800	Adolph Coors Co., Class B	60,536
1,400	Brown-Forman Corp.	68,152

		128,688

Chemicals -- 0.6%
1,600	PPG Industries, Inc.	109,056

Communications Equipment -- 2.3%
3,200	Comverse Technology, Inc. (b)	78,240
8,500	Nextel Communications, Inc., Class A (b)	255,000
1,900	Scientific-Atlanta, Inc.	62,719
6,000	Tellabs, Inc. (b)	51,540

		447,499

Computer Services -- 5.9%
5,100	Ebay, Inc. (b)	593,028
2,600	Jabil Circuit, Inc. (b)	66,508
4,300	Veritas Software Corp. (b)	122,765
10,300	Yahoo, Inc. (b)	388,104

		1,170,405

Shares		Value

Common Stocks -- (Continued)

Computer Software -- 4.4%
32,400	Microsoft Corp.	$865,404

Computers -- 12.2%
41,000	Cisco Systems, Inc. (b)	791,300
2,800	Citrix Systems, Inc. (b)	68,684
5,200	Computer Associates International, Inc.	161,512
1,700	Computer Sciences Corp. (b)	95,829
18,300	Dell, Inc. (b)	771,162
37,900	Oracle Corp. (b)	519,988

		2,408,475

Computers, Peripherals & Software -- 2.4%
2,100	Adobe Systems, Inc.	131,754
4,500	Advanced Micro Devices, Inc. (b)	99,090
3,600	BMC Software, Inc. (b)	66,960
6,800	Novell, Inc. (b)	45,900
13,300	Parametric Technology Corp. (b)	78,337
5,400	Unisys Corp. (b)	54,972

		477,013

Diversified Operations -- 1.2%
1,600	Ingersoll Rand Co.	128,480
1,400	Reynolds American, Inc.	110,040

		238,520

Electrical Equipment -- 0.4%
1,100	Cooper Industries Ltd., Class A	74,679

Electronic Components -- 2.2%
4,400	Agilent Technologies, Inc. (b)	106,040
13,200	Applied Micro Circuits Corp. (b)	55,572
3,100	Broadcom Corp., Class A (b)	100,068
7,000	Sanmina Corp. (b)	59,290
10,700	Solectron Corp. (b)	57,031
2,000	Thomas & Betts Corp. (b)	61,500

		439,501

Financial Services -- 9.9%
9,600	American Express Co.	541,152
1,000	Bear Stearns Companies, Inc.	102,310
2,000	Capital One Financial Corp.	168,420
5,600	E*Trade Group, Inc. (b)	83,720
2,300	Franklin Resources, Inc.	160,195

Shares		Value

Common Stocks -- (Continued)

Financial Services -- (Continued)
2,600	Golden West Financial Corp.	$159,692
4,200	Janus Capital Group, Inc.	70,602
2,400	Marshall & Ilsley Corp.	106,080
5,200	Providian Financial Corp. (b)	85,644
3,600	SLM Corp.	192,204
1,400	T. Rowe Price Group, Inc.	87,080
11,900	The Charles Schwab Corp.	142,324
1,000	Zions Bancorporation	68,030

		1,967,453

Food & Beverages -- 4.2%
4,700	Coca-Cola Enterprises, Inc.	97,995
17,600	The Coca-Cola Co.	732,688

		830,683

Hotels -- 0.4%
3,900	Hilton Hotels Corp.	88,686

Life Insurance -- 0.6%
2,900	Principal Financial Group	118,726

Machinery -- 0.5%
1,900	Rockwell International Corp.	94,145

Metals & Mining -- 0.8%
1,800	Freeport-McMoran Copper & Gold, Inc., Class B	68,814
1,000	Phelps Dodge Corp.	98,920

		167,734

Miscellaneous Business Services -- 1.7%
3,200	Autodesk, Inc.	121,440
5,300	Symantec Corp. ( b)	136,528
1,500	Waters Corp. (b)	70,185

		328,153

Real Estate Investment Trusts -- 1.1%
2,100	Prologis Trust	90,993
1,900	Simon Property Group, Inc.	122,873

		213,866

Retail -- 6.4%
4,500	Circuit City Stores, Inc.	70,380
7,400	Gap, Inc.	156,288
16,200	Home Depot, Inc.	692,388
6,100	Lowe’s Cos., Inc.	351,299

		1,270,355

Semi-Conductors/Instruments -- 4.3%
3,300	Analog Devices, Inc.	121,836
1,932	Freescale Semiconductor Inc. (b)	35,476
8,800	LSI Logic Corp. (b)	48,224
4,600	National Semiconductor Corp.	82,570
3,700	NVIDIA Corp. (b)	87,172
4,800	PMC-Sierra, Inc. (b)	54,000
2,300	QLogic Corp. (b)	84,479
13,300	Texas Instruments, Inc.	327,446

		841,203

Shares		Value

Common Stocks -- (Continued)

Technology -- 8.2%
25,200	ADC Telecommunications, Inc. (b)	$67,536
4,100	Altera Corp. (b)	84,870
8,800	Compuware Corp. (b)	56,936
35,700	Intel Corp.	835,023
1,900	Intuit, Inc. (b)	83,619
1,200	Lexmark International Group, Inc. (b)	102,000
2,900	Linear Technology Corporation	112,404
2,900	Maxim Integrated Products, Inc.	122,931
1,300	Mercury Interactive Corporation (b)	59,215
3,400	Xilinx, Inc.	100,810

		1,625,344

Telephone & Telecommunications -- 5.3%
15,300	Ciena Corp. (b)	51,102
17,300	JDS Uniphase Corp. (b)	54,841
36,200	Lucent Technologies, Inc. (b)	136,112
17,700	Motorola, Inc.	304,440
12,000	Qualcomm, Inc.	508,800

		1,055,295

Textiles -- 0.4%
1,300	V.F. Corp.	71,994

Transport - Marine -- 1.5%
5,000	Carnival Corp.	288,150

Transport - Services -- 0.3%
1,300	Ryder System, Inc.	62,101

Total Common Stocks (Cost $17,588,028)		19,579,939

Cash Equivalent -- 1.0%
190,757	Huntington Money Market Fund, Interfund Class*	190,757

Total Cash Equivalent (Cost $190,757)		190,757

Total Investments (Cost $17,778,785) (a) -- 100.0%		19,770,696

Other Assets in Excess of Liabilities -- 0.0%		7,816

Net Assets -- 100.0%		$19,778,512

See Notes to Portfolio of Investments, page 86.

Huntington Mid Corp America Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation		Percentage of Net Assets

Financials		19.8%

Consumer Discretionary		15.2%

Industrials		13.6%

Health Care		12.8%

Technology		12.0%

Energy		7.1%

Utilities		5.3%

Cash[1]		4.6%

Consumer Staples		4.6%

Other Investments		4.1%
Exchange-Traded Funds	1.5%
Collateral for Securities Lending	2.6%

Materials		3.2%

Telecommunications		0.4%

Liabilities in Excess of Other Assets		(2.7)%

Total		100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 94.0%

Aerospace & Defense -- 0.4%
9,600	Alliant Techsystems, Inc. (b)	$627,648

Amusement & Recreation Services -- 0.3%
12,000	Boyd Gaming Corp.	499,800

Apparel & Textiles -- 1.3%
3,000	G & K Services, Inc., Class A	130,260
22,500	Liz Claiborne, Inc.	949,725
14,000	Reebok International Ltd.	616,000
10,000	UniFirst Corp.	282,800

		1,978,785

Auto/Truck Parts & Equipment -- 0.9%
27,800	Adesa, Inc.	589,916
5,600	Cummins Engine, Inc.	469,224
3,000	Oshkosh Truck Corp.	205,140

		1,264,280

Banks -- 6.4%
14,600	Amcore Financial, Inc.	469,828
21,200	BancorpSouth, Inc.	516,644
30,100	Banknorth Group, Inc.	1,101,660
18,818	BOK Financial Corp. (b)	917,566
25,875	Chittenden Corp.	743,389
30,200	Compass Bancshares, Inc.	1,469,834
34,200	First Horizon National Corp.	1,474,362
5,617	Fulton Financial Corp.	130,932
13,300	M & T Bank Corp.	1,434,272
5,333	New York Community Bancorp, Inc.	109,700
32,800	TCF Financial Corp.	1,054,192

		9,422,379

Beer Wine & Distilled Beverages -- 0.7%
14,100	Adolph Coors Co., Class B	1,066,947

Shares		Value

Common Stocks -- (Continued)

Biotechnology -- 1.6%
13,000	Cephalon, Inc. (b)	$661,440
26,000	Invitrogen Corp. (b)	1,745,380

		2,406,820

Building & Construction -- 3.9%
7,000	Beazer Homes USA, Inc. (d)	1,023,470
16,400	Centex Corp.	977,112
11,000	D. R. Horton, Inc.	443,410
363	Eagle Materials, Inc.	31,345
3,000	Hovnanian Enterprises, Class A (b)	148,560
31,100	Insituform Technologies, Inc., Class A (b)	705,037
5,300	Lafarge North America Corp.	271,996
33,000	Pulte Homes, Inc.	2,105,400

		5,706,330

Chemicals -- 1.8%
20,700	Albemarle Corp.	801,297
17,700	Cytec Industries, Inc.	910,134
18,800	Lubrizol Corp.	692,968
3,000	Minerals Technologies, Inc.	200,100

		2,604,499

Communications Equipment -- 3.2%
12,500	Harris Corp.	772,375
39,000	L-3 Communications Corp.	2,856,360
32,500	Scientific-Atlanta, Inc.	1,072,825

		4,701,560

Computer Services -- 2.6%
40,500	Activision, Inc. (b)	817,290
14,300	Affiliated Computer Services, Inc. (b)	860,717
16,000	Intergraph Corp. (b)	430,880

Shares		Value

Common Stocks -- (Continued)

Computer Services -- (Continued)
29,000	JDA Software Group, Inc. (b)	$394,980
5,000	Pinnacle Systems, Inc. (b)	30,500
11,968	SafeNet, Inc. (b)	439,704
29,100	Sungard Data Systems, Inc. (b)	824,403

		3,798,474

Computers -- 1.4%
12,900	NCR Corp. (b)	893,067
17,200	Progress Software Corp. (b)	401,620
20,000	Sandisk Corp. (b)	499,400
11,000	Storage Technology Corp. (b)	347,710

		2,141,797

Computers, Peripherals & Software -- 0.7%
6,000	Cognos, Inc. (b)	264,360
20,000	Novell, Inc. (b)	135,000
32,000	Sybase, Inc. (b)	638,400

		1,037,760

Consulting Services -- 0.5%
40,000	Forrester Research, Inc. (b)	717,600

Consumer Products -- 0.3%
4,000	Harman International Industries, Inc.	508,000

Containers - Paper/Plastic -- 0.3%
18,300	Pactiv Corp. (b)	462,807

Data Processing/Management -- 0.4%
26,400	MoneyGram International, Inc.	558,096

Diversified Operations -- 2.2%
6,000	Ball Corp.	263,880
40,700	Griffon Corp. (b)	1,098,900
21,500	Teleflex, Inc.	1,116,710
10,000	Textron, Inc.	738,000

		3,217,490

Drugs & Health Care -- 1.6%
23,100	Barr Laboratories, Inc. (b)	1,051,974
73,725	Mylan Laboratories, Inc. (d)	1,303,458

		2,355,432

Electrical Components -- 0.6%
11,500	Elbit Systems Ltd.	303,600
19,000	Rayovac Corp. (b)	580,640

		884,240

Electrical Equipment -- 1.1%
23,600	Cooper Industries Ltd., Class A	1,602,204

Electrical Services -- 1.1%
9,266	Allete, Inc.	340,526
8,000	Constellation Energy Group	349,680
34,800	Energy East Corp.	928,464

		1,618,670

Electronic Components -- 0.3%
1,950	Benchmark Electronics, Inc. (b)	66,495
6,000	Molex, Inc.	180,000
8,000	Thomas & Betts Corp. (b)	246,000

		492,495

Environmental Services -- 0.5%

17,000	Stericycle, Inc. (b)	781,150

Shares		Value

Common Stocks -- (Continued)

Financial Services -- 6.5%
28,500	Allied Capital Corp. (d)	$736,440
17,900	Ambac Financial Group, Inc.	1,470,127
26,200	AmeriCredit Corp. (b)	640,590
12,400	Bear Stearns Companies, Inc.	1,268,644
26,900	City National Corp.	1,900,485
24,200	First American Financial Corp.	850,388
17,000	Firstmerit Corp.	484,330
23,250	Legg Mason, Inc.	1,703,295
21,000	Wilmington Trust Corp.	759,150

		9,813,449

Food & Beverages -- 2.4%
10,000	Constellation Brands, Inc. (b)	465,100
15,300	McCormick & Co., Inc.	590,580
20,700	Ralcorp Holding, Inc.	867,951
18,900	Smithfield Foods, Inc. (b)	559,251
16,400	SUPERVALU, Inc.	566,128
23,600	Tyson Foods, Inc., Class A	434,240

		3,483,250

Gas & Natural Gas -- 4.2%
12,000	AGL Resources, Inc.	398,880
15,500	Atmos Energy Corp.	423,925
9,000	Keyspan Corp.	355,050
36,900	MDU Resources Group, Inc.	984,492
27,900	National Fuel Gas Co.	790,686
9,500	New Jersey Resources Corp.	411,730
11,500	Peoples Energy Corp.	505,425
45,500	Questar Corp.	2,318,680

		6,188,868

Healthcare Equipment & Supplies -- 0.7%
12,600	Hillenbrand Industries, Inc.	699,804
21,155	Viasys Healthcare, Inc. (b)	401,945

		1,101,749

Hotels -- 0.3%
4,000	Hilton Hotels Corp.	90,960
6,000	Starwood Hotels & Resorts Worldwide, Inc.	350,400

		441,360

Household Products -- 1.4%
31,200	Church & Dwight Co., Inc.	1,048,944
10,600	Ferro Corp.	245,814
10,600	Whirlpool Corp.	733,626

		2,028,384

Instruments - Scientific -- 0.8%
18,928	Fisher Scientific International, Inc. (b)	1,180,729

Insurance -- 6.1%
19,200	Allmerica Financial Corp. (b)	630,336
25,300	Fidelity National Financial, Inc.	1,155,451
22,100	Nationwide Financial Services, Inc.	844,883
49,800	Old Republic International Corp.	1,259,940
26,000	PMI Group, Inc.	1,085,500
30,900	Protective Life Corp.	1,319,121
26,700	Torchmark Corp.	1,525,638
13,031	UnitedHealth Group, Inc.	1,147,119

		8,967,988

Shares		Value

Common Stocks -- (Continued)

Lasers - Systems/Components -- 0.3%
13,100	Coherent, Inc. (b)	$398,764

Leisure -- 1.9%
16,900	Brunswick Corp.	836,550
37,200	Royal Caribbean Cruises Ltd.	2,025,168

		2,861,718

Machinery -- 2.6%
12,200	AptarGroup, Inc.	643,916
27,000	Kennametal, Inc.	1,343,790
15,600	Parker Hannifin Corp.	1,181,544
3,000	Rockwell International Corp.	148,650
11,800	Tecumseh Products Co., Class A	564,040

		3,881,940

Measuring Devices -- 1.9%
6,800	FLIR Systems, Inc. (b)	433,772
22,500	Tektronix, Inc.	679,725
35,300	Thermo Electron Corp. (b)	1,065,707
17,100	Trimble Navigation Ltd. (b)	564,984

		2,744,188

Medical & Medical Services -- 4.7%
23,850	Coventry Health Care, Inc. (b)	1,265,958
4,000	Dentsply International, Inc.	224,800
9,000	Health Management Associates, Inc.	204,480
29,800	Lincare Holdings, Inc. (b)	1,270,970
22,200	Owens & Minor, Inc.	625,374
18,000	Pediatrix Medical Group, Inc. (b)	1,152,900
22,500	Renal Care Group, Inc. (b)	809,775
25,000	Respironics, Inc. (b)	1,359,000

		6,913,257

Metal Processors & Fabrication -- 0.7%
16,400	Precision Castparts Corp.	1,077,152

Miscellaneous Business Services -- 2.4%
7,740	Caremark Rx, Inc. (b)	305,188
4,600	Electronic Arts, Inc. (b)	283,728
26,700	NCO Group, Inc. (b)	690,195
89,600	Symantec Corp. (b)	2,308,096

		3,587,207

Office Supplies -- 0.1%
3,000	Avery Dennison Corp.	179,910

Oil & Gas - Exploration & Production -- 1.9%
39,644	Devon Energy Corp.	1,542,944
15,600	Suncor Energy, Inc. ADR	552,240
10,200	Unocal Corp.	441,048
5,800	Weatherford International, Inc. (b)	297,540

		2,833,772

Paperboard Containers & Boxes -- 0.1%
6,200	Bemis Co.	180,358

Personal Products -- 0.5%
27,800	NBTY, Inc. (b)	667,478

Petroleum & Petroleum Products -- 5.3%
27,710	Apache Corp.	1,401,295
62,700	Chesapeake Energy Corp.	1,034,550
11,300	Forest Oil Corp. (b)	358,436
14,600	Helmerich & Payne, Inc.	496,984
9,600	Murphy Oil Corp.	772,320
68,186	Patina Oil & Gas Corp.	2,556,975

Shares		Value

Common Stocks -- (Continued)

Petroleum & Petroleum Products -- (Continued)
15,000	Unit Corp. (b)	$573,150
27,300	Vintage Petroleum, Inc.	619,437

		7,813,147

Pharmaceuticals -- 0.7%
23,500	Omnicare, Inc.	813,570
6,000	Watson Pharmaceutical, Inc. (b)	196,860

		1,010,430

Pollution Control -- 0.7%
36,800	Pall Corp.	1,065,360

Printing & Publishing -- 1.6%
23,636	Banta Corp.	1,057,947
51,400	Paxar Corp. (b)	1,139,538
7,000	R.R. Donnelley & Sons Co.	247,030

		2,444,515

Real Estate Investment Trusts -- 1.2%
27,100	LNR Property Corp.	1,704,861

Restaurants -- 1.2%
43,088	Applebee’s International, Inc.	1,139,664
22,000	Ruby Tuesday, Inc.	573,760

		1,713,424

Retail -- 3.4%
19,400	Abercrombie & Fitch Co., Class A	910,830
30,900	AnnTaylor Stores Corp. (b)	665,277
8,900	Nieman Marcus Group, Inc.	636,706
20,000	Nordstrom, Inc.	934,600
3,000	Pacific Sunwear of California, Inc. (b)	66,780
8,000	PETsMART, Inc.	284,240
27,500	Sonic Automotives, Inc.	682,000
31,800	Zales Corp. (b)	949,866

		5,130,299

Schools -- 0.1%
5,000	Career Education Corp. (b)	200,000

Semiconductor Equipment -- 1.5%
15,000	ESS Technology, Inc. (b)	106,650
24,400	Imation Corp.	776,652
23,200	International Rectifier Corp. (b)	1,034,024
9,400	Varian Semiconductor Equipment Associates, Inc. (b)	346,390

		2,263,716

Telephone & Telecommunications -- 0.4%
12,000	CenturyTel, Inc.	425,640
3,700	Commonwealth Telephone Enterprises, Inc. (b)	183,742

		609,382

Tires & Tubes -- 0.2%
13,900	Cooper Tire & Rubber Co.	299,545

Tools & Accessories -- 0.8%
20,700	Snap-On, Inc.	711,252
9,700	The Stanley Works	475,203

		1,186,455

Transport - Services -- 0.5%
16,000	Ryder System, Inc.	764,320

Shares or Principal Amount		Value

Common Stocks -- (Continued)

Wholesale Distribution -- 1.6%
25,000	AmerisourceBergen Corp.	$1,467,000
16,200	BorgWarner, Inc.	877,554

		2,344,554

Woven Carpets & Rugs -- 1.2%
19,500	Mohawk Industries, Inc. (b)	1,779,375

Total Common Stocks (Cost $93,763,460)		139,316,167

Mutual Funds -- 1.5%

Exchange Traded Funds -- 1.5%
9,000	iShares S&P Midcap 400 Index Fund	1,193,220
9,000	MidCap SPDR Trust Series 1 Index Fund (d)	1,090,170

Total Mutual Funds (Cost $1,506,600)		2,283,390

Cash Equivalent -- 4.6%
6,751,431	Huntington Money Market Fund, Interfund Class*	6,751,431

Total Cash Equivalent (Cost $6,751,431)		6,751,431

Short-Term Securities Held as Collateral for Securities Lending -- 2.6%

Certificates of Deposit -- 0.0%
$57,263	Wells Fargo Bank, 2.360%, 1/21/05	57,263

Commercial Paper-- 0.8%
95,210	Blue Ridge Asset Fund 4-2, 2.330%, 1/10/05	95,210
85,667	Blue Ridge Asset Fund 4-2, 2.340%, 1/26/05	85,667
64,913	Chariot Funding, LLC, 2.360%, 1/25/05	64,913
95,059	Chariot Funding, LLC, 2.360%, 1/26/05	95,059
13,255	Dakota CP NTS of Citibank, 2.350%, 1/14/05	13,255
76,123	Dakota CP NTS of Citibank, 2.350%, 1/25/05	76,123
95,210	Dakota CP NTS of Citibank, 2.350%, 1/25/05	95,210
95,210	Delaware Funding 4-2 144A, 2.340%, 1/21/05	95,210
95,210	Falcon Asset Securities Corp. 4-2, 2.290%, 1/18/05	95,210
76,123	Park Granada LLC, 2.390%, 2/1/05	76,123
76,123	Three Pillars Fund 4-2 144A, 2.350%, 1/18/05	76,123
48,249	Three Pillars Fund 4-2 144A, 2.350%, 1/20/05	48,249
47,730	Three Pillars Fund 4-2 144A, 2.350%, 1/25/05	47,730
95,059	Variable Fund Cap 4-2 144A, 2.200%, 1/3/05	95,059
95,059	Yorktown Capital, LLC, 2.350%, 1/20/05	95,059

		1,154,200

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Mutual Funds -- 0.0%
$1,515	J.P. Morgan Institutional Prime Money Market Fund	$1,515

Repurchase Agreements -- 0.5%
255,268	JP Morgan Securities, 2.280%, 1/3/05	255,268
475,674	Morgan Stanley Dean Witter & Co., 2.270%, 1/3/05	475,674

		730,942

U.S. Government Agencies -- 0.1%

Federal National Mortgage Association -- 0.1%
37,872	1.300%, 1/7/05	37,872
40,902	1.400%, 3/29/05	40,902

		78,774

Federal Home Loan Bank -- 0.0%
47,719	1.450%, 3/11/05	47,719

Total U.S. Government Agencies		126,493

Variable Rate Obligations -- 1.2%
95,210	Bankone Class A 2004-4, 2.443%, 1/18/05	95,210
57,187	Bankone ISS Trust 2003-1, 2.453%, 1/18/05	57,187
47,719	Bayerische Landesbk NY, 2.460%, 1/19/05	47,719
13,255	Capital One MT 2002-3, 2.464%, 1/18/05	13,255
37,872	Capital One MT 2002-3, 2.472%, 1/18/05	37,872
24,617	Capital One MT 2002-3, 2.483%, 1/18/05	24,617
64,761	CCCIT Series 2000, CL 2002-A9, 2.511%, 3/15/05	64,761
37,493	CCCIT Series 2000, CL 2002-A5, 2.528%, 3/15/05	37,493
16,664	Chase CC Owner Trust 2002-2, 2.442%, 1/18/05	16,664
18,936	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	18,936
28,404	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	28,404
30,298	Chase CCC Trust 2004-2, C, 2.440%, 1/18/05	30,298
95,210	Chase CCC Trust 2004-2, C, 2.443%, 1/18/05	95,210
47,719	Chase CCMT 2001-2 Class A, 2.449%, 1/18/05	47,719
81,804	Chase CCOT 2001-1 Class A, 2.445%, 1/18/05	81,804
24,238	Chase CCOT 2003-1, Class A, 2.447%, 1/18/05	24,238
19,694	Chase CCOT 2003-1, Class A, 2.453%, 1/18/05	19,694

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$57,338	Chase CCOT 2003-1, Class A, 2.463%, 1/18/05	$57,338
52,642	Daimler Chrysler Master OT 2003-A, 2.453%, 1/18/05	52,642
95,210	Dexia Bank Belgium SA, 2.309%, 1/4/05	95,210
47,719	Discover CMT I 2002-1, 2.422%, 1/18/05	47,719
22,712	Discover CMT I 2002-1, 2.449%, 1/18/05	22,712
5,681	Discover CMT I 2002-1, 2.473%, 1/18/05	5,681
47,719	Discover CMT I 2003-1, 2.463%, 1/18/05	47,719
51,127	Discover CMT I 2001-2, 2.450%, 1/18/05	51,127
18,936	Fleet CCMT II 2002-A Class A, 2.433%, 1/18/05	18,936
9,468	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	9,468
28,404	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	28,404
18,936	Fleet CCMT II 2002-A Class A, 2.471%, 1/18/05	18,936
107,330	General Electric Capital Corp., 2.238%, 2/3/05	107,330

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$18,936	General Electric Capital Corp., 2.300%, 2/3/05	$18,936
7,574	General Electric Capital Corp., 2.346%, 2/14/05	7,574
28,428	General Electric Capital Corp., 2.356%, 2/14/05	28,428
95,210	HBOS Treasury Services PLC, 2.580%, 3/30/05	95,210
34,085	Massmut Global Funding II, 2.627%, 3/28/05	34,085
18,925	MBNA MCCT II 1997-K, Class A, 2.444%, 1/18/05	18,925
114,127	MBNA MCCT II 2000-K, Class A, 2.112%, 1/18/05	114,127

		1,716,798

Total Short-Term Securities Held as Collateral For Securities Lending (Cost $3,787,211)		3,787,211

Total Investments (Cost $105,808,702) (a) -- 102.7%		152,138,199

Liabilities in Excess of Other Assets -- (2.7)%		(3,930,028)

Net Assets -- 100.0%		$148,208,171

See Notes to Portfolio of Investments, page 86.

Huntington New Economy Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation		Percentage of Net Assets

Health Care		20.7%

Technology		17.7%

Consumer Discretionary		15.6%

Other Investments		13.1%
Exchange-Traded Funds	8.6%
Collateral for Securities Lending	4.5%

Industrials		11.3%

Financials		7.6%

Consumer Staples		5.4%

Cash[1]		4.7%

Materials		3.8%

Energy		3.6%

Telecommunications		1.1%

Liabilities in Excess of Other Assets		(4.6)%

Total		100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 86.7%

Aerospace & Defense -- 0.3%
4,400	Armor Holdings, Inc. (b)	$206,888

Apparel & Textiles -- 2.2%
8,100	Bebe Stores, Inc.	218,538
6,800	Coach, Inc. (b)	383,520
6,300	Fossil, Inc. (b)	161,532
7,500	K-Swiss, Inc., Class A	218,400
10,800	The Children’s Place, Inc. (b)	399,924

		1,381,914

Auto Dealers -- 0.1%
6,200	Asbury Automotive Group (b)	85,436

Auto/Truck Parts & Equipment -- 1.6%
4,500	Autoliv, Inc.	217,350
2,800	Brilliance China Automotive Holdings Ltd. ADR	54,040
2,900	Cummins Engine, Inc.	242,991
1,900	Lear Corp.	115,919
1,485	Magna International, Inc.	122,587
3,300	PACCAR, Inc.	265,584

		1,018,471

Banks -- 5.0%
13,100	Countrywide Credit Industries, Inc.	484,831
8,100	Dime Community Bancshares	145,071
4,100	First Republic Bancorp, Inc.	217,300
6,200	Flagstar Bancorp, Inc.	140,120
3,800	Independence Community Bank Corp.	161,804
5,200	Irwin Financial Corp.	147,628
4,500	MB Financial, Inc.	189,675
3,200	New Century Financial Corp	204,512
8,666	New York Community Bancorp, Inc.	178,260
8,400	R & G Finanical Corp., Class B	326,592
7,200	Sovereign Bancorp	162,360

Shares		Value

Common Stocks -- (Continued)

Banks -- (Continued)
6,100	UCBH Holdings, Inc.	$279,502
3,350	Washington Mutual, Inc.	141,638
3,400	Webster Financial Corp.	172,176
3,500	WFS Financial, Inc. (b)	177,730

		3,129,199

Batteries/Battery Systems -- 0.3%
3,800	Energizer Holdings, Inc. (b)	188,822

Biotechnology -- 0.5%
4,400	Invitrogen Corp. (b)	295,372

Building & Construction -- 5.5%
5,500	Centex Corp.	327,690
9,550	D. R. Horton, Inc.	384,960
7,800	Dycom Industries, Inc. (b)	238,056
57	Eagle Materials, Inc.	4,922
193	Eagle Materials, Inc., Class B	16,270
1,700	KB Home	177,480
3,200	Lennar Corp.	181,376
2,700	M/I Schottenstein Homes, Inc.	148,797
6,900	Masco Corp.	252,057
1,947	MDC Holdings, Inc.	168,299
230	NVR, Inc. (b)	176,962
2,100	Pulte Homes, Inc.	133,980
2,800	Ryland Group, Inc.	161,112
8,200	Simpson Manufacturing Co., Inc.	286,180
3,300	Standard-Pacific Corp.	211,662
5,600	Terex Corp. (b)	266,840
7,700	Washington Group International, Inc. (b)	317,625

		3,454,268

Shares		Value

Common Stocks -- (Continued)

Chemicals -- 1.8%
2,200	Eastman Chemical Co.	$127,006
3,100	Georgia Gulf Corp.	154,380
3,000	Monsanto Co.	166,650
12,200	OM Group, Inc. (b)	395,524
5,900	TETRA Technologies, Inc. (b)	166,970

2,600	The Dow Chemical Co.	128,726

		1,139,256

Commercial Services & Supplies -- 0.9%
18,600	Cendant Corp.	434,868
4,700	StarTek, Inc.	133,715

		568,583

Communications Equipment -- 1.0%
4,000	L-3 Communications Corp.	292,960
11,800	Nextel Communications, Inc., Class A (b)	354,000

		646,960

Computer Services -- 3.7%
15,600	Activision, Inc. (b)	314,808
28,600	Earthlink, Inc. (b)	329,472
9,100	Filenet Corp. (b)	234,416
6,400	Infospace, Inc. (b)	304,320
6,500	Intergraph Corp. (b)	175,045
5,600	Jabil Circuit, Inc. (b)	143,248
5,400	Sungard Data Systems, Inc. (b)	152,982
5,800	Synopsys, Inc. (b)	113,796
4,500	Veritas Software Corp. (b)	128,475
12,176	Yahoo, Inc. (b)	458,792

		2,355,354

Computers -- 4.3%
8,200	Ansys, Inc. (b)	262,892
15,100	Apple Computer, Inc. (b)	972,440
6,200	Cerner Corp. (b) (d)	329,654
9,100	Cisco Systems, Inc. (b)	175,630
10,800	EMC Corp. (b)	160,596
5,100	NCR Corp. (b)	353,073
6,700	Progress Software Corp. (b)	156,445
4,200	Sandisk Corp. (b)	104,874
10,300	Transaction Systems Architects, Inc., Class A (b)	204,455

		2,720,059

Consumer Products -- 0.7%
9,800	Finish Line, Class A	179,340
2,000	Harman International Industries, Inc.	254,000

		433,340

Dental Supplies & Equipment -- 0.6%
8,800	Patterson Cos., Inc. (b)	381,832

Diversified Operations -- 1.0%
3,000	Ball Corp.	131,940
17,800	Casella Waste Systems, Inc., Class A (b)	260,592
5,400	The Brink’s Co.	213,408

		605,940

Electronic Components -- 1.2%
9,750	Benchmark Electronics, Inc. (b)	332,475
10,400	Flextronics International Ltd. (b)	143,728

Shares		Value

Common Stocks -- (Continued)

Electronic Components -- (Continued)
26,800	Sanmina Corp. (b)	$226,996
42,800	Viscount Systems, Inc. (b)	35,524

		738,723

Environmental Services -- 0.3%
3,900	Stericycle, Inc. (b)	179,205

Financial Services -- 1.5%
7,275	Doral Financial Corp.	358,294
5,100	First American Financial Corp.	179,214
3,000	Golden West Financial Corp.	184,260
4,000	H & R Block, Inc.	196,000

		917,768

Food & Beverages -- 3.8%
11,700	Archer-Daniels-Midland Co.	261,027
7,500	Chiquita Brands International, Inc.	165,450
7,100	Coca-Cola Enterprises, Inc.	148,035
4,600	Constellation Brands, Inc. (b)	213,946
5,900	Flowers Foods, Inc.	186,322
6,300	Hormel Foods Corp.	197,505
7,300	Pilgrim’s Pride Corp.	223,964
5,000	Ralcorp Holding, Inc.	209,650
6,150	Sanderson Farms, Inc.	266,172
6,900	Smithfield Foods, Inc. (b)	204,171
9,800	Tyson Foods, Inc., Class A	180,320
3,500	YUM! Brands, Inc.	165,130

		2,421,692

Hotels -- 0.8%
8,300	Caesars Entertainment, Inc. (b)	167,162
2,500	MGM Grand, Inc. (b)	181,850
3,100	Starwood Hotels & Resorts Worldwide, Inc.	181,040

		530,052

Household Furnishings -- 0.6%
8,400	American Woodmark Corp.	366,912

Insurance -- 1.7%
5,142	Fidelity National Financial, Inc.	234,835
1,700	Progressive Corp.	144,228
7,826	UnitedHealth Group, Inc.	688,923

		1,067,986

Internet Services -- 0.6%
10,600	Verisign, Inc. (b)	355,312

Leisure -- 0.5%
2,800	Brunswick Corp.	138,600
3,700	Royal Caribbean Cruises Ltd.	201,428

		340,028

Machinery -- 0.8%
5,400	Albany International Corp., Class A	189,864
8,200	Sauer-Danfoss, Inc.	178,842
2,900	Smith International, Inc. (b)	157,789

		526,495

Measuring Devices -- 0.7%
7,000	FLIR Systems, Inc. (b)	446,530

Medical & Medical Services -- 12.2%
3,300	Aetna US Healthcare, Inc.	411,675
8,400	Apria Healthcare Group, Inc. (b)	276,780

Shares		Value

Common Stocks -- (Continued)

Medical & Medical Services -- (Continued)
4,300	Bausch & Lomb, Inc.	$277,178
6,100	Becton, Dickinson & Co.	346,480
4,300	Bio-Rad Laboratories, Inc., Class A (b)	246,691
5,500	Cooper Companies, Inc.	388,245
7,400	Coventry Health Care, Inc. (b)	392,792
11,700	DaVita, Inc. (b)	462,501
4,900	Dentsply International, Inc.	275,380
4,500	Genesis Healthcare Corp. (b)	157,635
4,100	Henry Schein, Inc. (b)	285,524
26,600	Hologic, Inc. (b)	730,701
5,200	Medtronic, Inc.	258,284
11,800	Ocular Sciences, Inc. (b)	578,318
26,400	Option Care, Inc.	453,816
5,500	Pediatrix Medical Group, Inc. (b)	352,275
3,100	Quest Diagnostics, Inc.	296,205
10,200	Renal Care Group, Inc. (b)	367,098
15,600	St. Jude Medical, Inc. (b)	654,108
9,400	Varian Medical Systems, Inc. (b)	406,456

		7,618,142

Medical - HMO -- 3.5%
14,300	Humana, Inc. (b)	424,567
9,700	PacifiCare Health Systems, Inc. (b)	548,244
11,500	Sierra Health Services, Inc. (b)	633,765
5,400	Wellpoint, Inc. (b)	621,000

		2,227,576

Metals & Mining -- 1.7%
4,944	Barrick Gold Corp.	119,744
2,500	Freeport-McMoran Copper & Gold, Inc., Class B	95,575
4,800	Newmont Mining Corp.	213,168
3,000	Nucor Corp.	157,020
1,500	Phelps Dodge Corp.	148,380
4,500	Reliance Steel & Aluminum Co.	175,320
7,200	Timken Co.	187,344

		1,096,551

Miscellaneous Business Services -- 6.7%
12,600	Accenture Ltd. (b)	340,200
10,100	Acxiom Corp.	265,630
33,200	Autodesk, Inc.	1,259,940
1,900	Black & Decker Corp.	167,827
17,200	Caremark Rx, Inc. (b)	678,196
3,000	Electronic Arts, Inc. (b)	185,040
5,000	GTECH Holdings Corp.	129,750
3,100	Inco Ltd. (b)	114,018
8,500	Jack Henry & Associates, Inc.	169,235
15,900	Polycom, Inc. (b)	370,788
3,900	Steel Dynamics, Inc.	147,732
11,400	Symantec Corp. (b)	293,664

		4,122,020

Multimedia -- 0.2%
1,380	News Corp., Class A	25,751
6,800	News Corp., Class B	130,560

		156,311

Office Equipment & Supplies -- 0.3%
2,700	Avid Technology, Inc. (b)	166,725

Shares		Value

Common Stocks -- (Continued)

Oil Company - Exploration & Production -- 1.7%
2,982	Kerr-McGee Corp.	$172,330
3,200	Occidental Petroleum Corp.	186,752
4,100	Pogo Producing Co.	198,809
5,500	Transocean Sedco Forex, Inc. (b)	233,145
7,166	Xto Energy, Inc.	253,533

		1,044,569

Paper & Allied Products -- 0.3%
2,900	Georgia Pacific Corp.	108,692
1,600	Temple-Inland, Inc.	109,440

		218,132

Personal Products -- 0.6%
15,500	NBTY, Inc. (b)	372,155

Petroleum & Petroleum Products -- 1.4%
2,000	ConocoPhillips	173,660
2,100	Murphy Oil Corp.	168,945
9,400	Patina Oil & Gas Corp.	352,500
4,600	Valero Energy Corp.	208,840

		903,945

Pharmaceutical Preparations -- 0.9%
7,800	Medicis Pharmaceutical Corp., Class A	273,858
13,600	Parexel International Corp. (b)	276,080

		549,938

Pharmaceuticals -- 0.3%
6,200	Omnicare, Inc.	214,644

Process Control Instruments -- 0.4%
8,300	Flowserve Corp. (b)	228,582

Professional Services -- 1.4%
5,200	Apollo Group, Inc., Class A (b)	419,692
4,300	Strayer Education, Inc.	472,097

		891,789

Real Estate Investment Trusts -- 0.7%
8,500	Annaly Mortgage Management, Inc. (d)	166,770
1,145	Simon Property Group, Inc.	74,047
7,700	Ventas, Inc.	211,057

		451,874

Restaurants -- 0.2%
4,950	Applebee’s International, Inc.	130,928

Retail -- 5.1%
16,500	7-ELEVEN, Inc. (b)	395,174
5,400	Aeropostale, Inc. (b)	158,922
4,950	AnnTaylor Stores Corp. (b)	106,574
6,100	AutoNation, Inc. (b)	117,181
3,200	CBRL Group, Inc.	133,920
4,000	Chico’s FAS, Inc. (b)	182,120
4,000	CVS Corp.	180,280
8,200	Foot Locker, Inc.	220,826
3,200	J.C. Penney Co., Inc.	132,480
2,200	Kmart Holding Corp. (b)	217,690
2,000	Lowe’s Cos., Inc.	115,180
2,800	Nordstrom, Inc.	130,844
2,900	O’Reilly Automotive, Inc. (b)	130,645

Shares		Value

Common Stocks -- (Continued)

Retail -- (Continued)
3,200	Officemax, Inc.	$100,416
4,800	Pacific Sunwear of California, Inc. (b)	106,848
4,600	PETsMART, Inc.	163,438
4,450	RARE Hospitality International, Inc. (b)	141,777
3,200	Regis Corp.	147,680
4,200	TBC Corp. (b)	116,760
4,600	Urban Outfitters, Inc. (b)	204,240

		3,202,995

Schools -- 0.6%
8,800	Career Education Corp. (b)	352,000

Software -- 0.8%
18,300	Alliance Atlantis Communications, Inc., Class B (b)	502,884

Technology -- 1.7%
8,400	Altera Corp. (b)	173,880
31,000	Compuware Corp. (b)	200,570
6,500	Intel Corp.	152,035
7,300	Micros Systems, Inc. (b)	569,838

		1,096,323

Telecommunication Equipment -- 0.3%
8,800	Tekelec (b)	179,872

Telephone & Telecommunications -- 0.9%
20,300	Aspect Communications (b)	226,142
4,100	Telephone & Data Systems, Inc.	315,495

		541,637

Transportation Services -- 1.4%
5,600	ABX Air, Inc. (b)	49,784
8,500	CP Ships Ltd.	121,975
2,500	Fedex Corp.	246,225
6,400	J.B. Hunt Transport Services, Inc.	287,040
3,585	Yellow Roadway Corp. (b)	199,720

		904,744

Wholesale Distribution -- 1.4%
3,100	CDW Corp.	205,685
4,000	Fastenal Co.	246,240
12,900	SCP Pool Corp.	411,510

		863,435

Total Common Stocks (Cost $37,236,652)		54,540,168

Preferred Stock -- 0.1%

Real Estate Investment Trusts -- 0.1%
1,170	Simon Property Group, 6.000%	69,287

Total Preferred Stock (Cost $62,654)		69,287

Mutual Funds -- 8.6%

Exchange Traded Funds -- 8.6%
21,000	iShares Russell 2000 Index Fund (d)	2,719,500
67,500	iShares Russell 3000 Growth Index Fund (d)	2,694,600

Total Mutual Funds (Cost $4,814,178)		5,414,100

Cash Equivalent -- 4.7%

2,944,818	Huntington Money Market Fund, Interfund Shares*	2,944,818

Total Cash Equivalent (Cost $2,944,818)		2,944,818

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- 4.5%

Certificates of Deposit -- 0.1%
$42,419	Wells Fargo Bank, 2.360%, 1/21/05	$42,419

Commercial Paper -- 1.3%
70,530	Blue Ridge Asset Fund 4-2, 2.330%, 1/10/05	70,530
63,460	Blue Ridge Asset Fund 4-2, 2.340%, 1/26/05	63,460
48,086	Chariot Funding, LLC, 2.360%, 1/25/05	48,086
70,418	Chariot Funding, LLC, 2.360%, 1/26/05	70,418
9,819	Dakota CP NTS of Citibank, 2.350%, 1/14/05	9,819
56,391	Dakota CP NTS of Citibank, 2.350%, 1/25/05	56,391
70,530	Dakota CP NTS of Citibank, 2.350%, 1/25/05	70,530
70,530	Delaware Funding 4-2 144A, 2.340%, 1/21/05	70,530
70,530	Falcon Asset Securities Corp. 4-2, 2.290%, 1/18/05	70,530
56,391	Park Granada LLC, 2.390%, 2/1/05	56,391
56,391	Three Pillars Fund 4-2 144A, 2.350%, 1/18/05	56,391
35,742	Three Pillars Fund 4-2 144A, 2.350%, 1/20/05	35,742
35,358	Three Pillars Fund 4-2 144A, 2.350%, 1/25/05	35,358
70,418	Variable Fund Cap 4-2 144A, 2.200%, 1/3/05	70,418
70,418	Yorktown Capital, LLC, 2.350%, 1/20/05	70,418

		855,012

Mutual Funds -- 0.0%
1,122	J.P. Morgan Institutional Prime Money Market Fund	1,122

Repurchase Agreements -- 0.9%
189,098	JP Morgan Securities, 2.280%, 1/3/05	189,098
352,371	Morgan Stanley Dean Witter & Co., 2.270%, 1/3/05	352,371

		541,469

U.S. Government Agencies -- 0.2%

Federal National Mortgage Association -- 0.1%
28,055	1.300%, 1/7/05	28,055
30,299	1.400%, 3/29/05	30,299

		58,354

Federal Home Loan Bank -- 0.1%
35,349	1.450%, 3/11/05	35,349

Total U.S. Government Agencies		93,703

Variable Rate Obligations -- 2.0%
70,530	Bankone Class A 2004-4, 2.443%, 1/18/05	70,530
42,363	Bankone ISS Trust 2003-1, 2.453%, 1/18/05	42,363
35,349	Bayerische Landesbk NY, 2.460%, 1/19/05	35,349

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$9,819	Capital One MT 2002-3, 2.464%, 1/18/05	$9,819
28,055	Capital One MT 2002-3, 2.472%, 1/18/05	28,055
18,236	Capital One MT 2002-3, 2.483%, 1/18/05	18,236
47,974	CCCIT Series 2000, CL 2002-A9, 2.511%, 3/15/05	47,974
27,774	CCCIT Series 2000, CL 2002-A5, 2.528%, 3/15/05	27,774
12,344	Chase CC Owner Trust 2002-2, 2.442%, 1/18/05	12,344
14,028	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	14,028
21,041	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	21,041
22,444	Chase CCC Trust 2004-2, C, 2.440%, 1/18/05	22,444
70,530	Chase CCC Trust 2004-2, C, 2.443%, 1/18/05	70,530
35,349	Chase CCMT 2001-2 Class A, 2.449%, 1/18/05	35,349
60,599	Chase CCOT 2001-1 Class A, 2.445%, 1/18/05	60,599
17,955	Chase CCOT 2003-1, Class A, 2.447%, 1/18/05	17,955
14,589	Chase CCOT 2003-1, Class A, 2.453%, 1/18/05	14,589
42,475	Chase CCOT 2003-1, Class A, 2.463%, 1/18/05	42,475
38,996	Daimler Chrysler Master OT 2003-A, 2.453%, 1/18/05	38,996
70,530	Dexia Bank Belgium SA, 2.309%, 1/4/05	70,530
35,349	Discover CMT I 2002-1, 2.422%, 1/18/05	35,349
16,825	Discover CMT I 2002-1, 2.449%, 1/18/05	16,825
4,208	Discover CMT I 2002-1, 2.473%, 1/18/05	4,208

Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

Variable Rate Obligations -- (Continued)
$35,349	Discover CMT I 2003-1, 2.463%, 1/18/05	$35,349
37,874	Discover CMT I 2001-2, 2.450%, 1/18/05	37,874
14,028	Fleet CCMT II 2002-A Class A, 2.433%, 1/18/05	14,028
7,014	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	7,014
21,041	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	21,041
14,028	Fleet CCMT II 2002-A Class A, 2.471%, 1/18/05	14,028
79,508	General Electric Capital Corp., 2.238%, 2/3/05	79,508
14,028	General Electric Capital Corp., 2.300%, 2/3/05	14,028
5,611	General Electric Capital Corp., 2.346%, 2/14/05	5,611
21,059	General Electric Capital Corp., 2.356%, 2/14/05	21,059
70,530	HBOS Treasury Services PLC, 2.580%, 3/30/05	70,530
70,530	JP Morgan & Co., Inc., 2.460%, 3/2/05	70,530
25,250	Massmut Global Funding II, 2.627%, 3/28/05	25,250
14,019	MBNA MCCT II 1997-K, Class A, 2.444%, 1/18/05	14,019
84,544	MBNA MCCT II 2000-K, Class A, 2.112%, 1/18/05	84,544

		1,271,775

Total Short-Term Securities Held as Collateral For Securities Lending (Cost $2,805,500)		2,805,500

Total Investments (Cost $47,863,802) (a) -- 104.6%		65,773,873

Liabilities in Excess of Other Assets -- (4.6)%		(2,849,324)

Net Assets -- 100.0%		$62,924,549

See Notes to Portfolio of Investments, page 86.

Huntington Rotating Markets Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

USA	48.9%

Europe	30.1%

Asia	11.1%

Global 100	2.9%

Latin America	2.7%

Cash[1]	2.3%

Canada	2.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Mutual Funds -- 97.7%

19,493	iShares Dow Jones U.S. Telecommunications Sector Index Fund	$475,434
39,397	iShares EAFE Index Fund	6,305,489
30,150	iShares MSCI Canada Index Fund	521,294
1,341	iShares MSCI Emerging Markets Index Fund	270,681
33,993	iShares MSCI EMU Index Fund	2,472,650
20,286	iShares MSCI Hong Kong Index Fund	245,258
22,478	iShares MSCI Mexico Index Fund	565,546
44,281	iShares MSCI Singapore Index Fund	317,495
43,497	iShares MSCI United Kingdom Index Fund	788,601
56,918	iShares Russell 1000 Index Fund	3,709,345
5,574	iShares Russell 3000 Value Index Fund	483,712
8,612	iShares Russell Midcap Value Index Fund	974,362
11,724	iShares S&P Global 100 Index Fund	721,026
1,500	iShares S&P Latin America 40 Index Fund	120,810
6,294	iShares S&P Small Cap 600/BARRA Value Index Fund	766,609
10,387	iShares S&P Small Cap 600 Index Fund	1,689,238

Shares		Value

Mutual Funds -- (Continued)

5,423	iShares U.S. Energy Sector Index Fund	$348,699
12,472	Materials Select Sector SPDR Trust Index Fund	371,167
7,836	MidCap SPDR Trust Series 1 Index Fund	949,175
43,822	NASDAQ 100 Index Fund	1,748,936
6,875	SPDR Trust Series 1 Index Fund	831,188

Total Mutual Funds (Cost $20,279,489)		24,676,715

Cash Equivalent -- 2.3%

572,722	Huntington Money Market Fund, Interfund Class*	572,722

Total Cash Equivalent (Cost $572,722)		572,722

Total Investments (Cost $20,852,211) (a) -- 100.0%		25,249,437

Liabilities in Excess of Other Assets -- 0.0%		(7,633)

Net Assets -- 100.0%		$25,241,804

See Notes to Portfolio of Investments, page 86.

Huntington Situs Small Cap Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Industrials	18.0%

Consumer Discretionary	17.6%

Technology	13.5%

Financials	13.2%

Health Care	12.6%

Materials	9.2%

Energy	8.9%

Other Investments (Collateral for Securities Lending)	4.1%

Cash[1]	2.8%

Utilities	2.7%

Consumer Staples	2.3%

Telecommunications	0.2%

Liabilities in Excess of Other Assets	(5.1)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Shares		Value

Common Stocks -- 98.2%

Australia -- 0.4%
Chemicals - Diversified -- 0.4%
16,000	Orica Ltd.	$255,004

Chile -- 0.2%
Chemicals -- 0.2%
2,400	Sociedad Quimica y Minera de Chile SA ADR	148,560

Denmark -- 0.8%
Electrical & Electronic -- 0.3%
14,500	Vestas Wind Systems A/S	179,874

Pharmaceuticals -- 0.5%
5,700	Novozymes A/S, Class B	289,077

		468,951

Finland -- 0.2%
Machinery -- 0.2%
1,600	Kone OYJ, Class B	123,932

Germany -- 1.6%
Drugs -- 0.6%
12,700	Stada Arzneimittel AG	341,688

Retail -- 1.0%
10,000	Douglas Holding AG	354,114
3,275	Fielmann AG	232,389

		586,503

		928,191

Hong Kong -- 0.1%
Television -- 0.1%
19,000	Television Broadcasts Ltd.	88,246

Ireland -- 0.6%
Financial Services -- 0.5%
91,000	Halma PLC	279,328

Food & Beverage -- 0.1%
3,200	Kerry Group PLC	76,630

		355,958

Shares		Value

Common Stocks -- (Continued)

Italy -- 0.1%
Oil & Gas -- 0.1%
7,200	Saipem SPA	$86,453

Japan -- 0.8%
Agriculture -- 0.0%
90	Hokuto Corp.	1,638

Electrical & Electronic -- 0.2%
14,000	Furuno Electric	120,146

Food -- 0.3%
14,000	Fuji Oil Co. Ltd.	172,633

Medical Supplies -- 0.3%
9,000	Tanabe Seiyaku Co. Ltd.	92,790
2,700	Terumo Corp.	72,756

		165,546

		459,963

Singapore -- 0.4%
Beer & Ale -- 0.4%
55,000	Asia Pacific Breweries Ltd.	256,112

Spain -- 0.5%
Public Thoroughfares -- 0.5%
14,566	Acesa Infraestructuras SA	320,154

Sweden -- 0.5%
Auto Parts & Equipment -- 0.5%
17,000	Haldex AB	298,115

Switzerland -- 0.5%
Confectionery -- 0.5%
22	Lindt & Spruengli AG	321,400

United Kingdom -- 1.2%
Commercial Services -- 0.5%
88,800	Aggreko PLC	286,204

Diversified Minerals -- 0.3%
8,600	Antofagasta Holdings	184,952

Shares		Value

Common Stocks -- (Continued)

United Kingdom -- (Continued)
Industrial Goods & Services -- 0.4%
32,300	Bunzl PLC	$269,244

		740,400

United States -- 90.3%
Aerospace & Defense -- 2.8%
7,300	Alliant Techsystems, Inc. (b)	477,274
26,000	Armor Holdings, Inc. (b)	1,222,520

		1,699,794

Banking -- 7.2%
21,300	Anchor Bancorp Wisconsin, Inc.	620,895
24,000	Bancshares of Florida, Inc (b)	386,640
9,160	Banknorth Group, Inc.	335,256
55,400	Colonial Bancgroup, Inc.	1,176,142
10,500	Main Street Banks, Inc.	366,765
8,841	SCBT Financial Corp	296,792
18,800	WSFS Financial Corp.	1,134,016

		4,316,506

Building & Construction -- 3.0%
24,600	Florida Rock Industries	1,464,438
4,125	MDC Holdings, Inc.	356,565

		1,821,003

Business Services -- 2.2%
8,900	CDI Corp.	190,282
27,000	eSPEED, Inc., Class A (b)	333,990
16,900	Jacobs Engineering Group, Inc. (b)	807,651

		1,331,923

Chemicals -- 0.7%
11,000	Albemarle Corp.	425,810

Combination Utility Services -- 0.6%
10,100	Northwest Natural Gas Co.	340,774

Commercial Physical Research -- 0.3%
16,000	Albany Molecular Research (b)	178,240

Commercial Services & Supplies -- 0.4%
8,000	StarTek, Inc.	227,600

Communications Equipment -- 0.9%
30,900	Standard Microsystems Corp. (b)	550,947

Computer Services -- 6.6%
22,800	Cerner Corp. (b) (d)	1,212,276
19,300	Hutchinson Technology, Inc. (b)	667,201
37,700	Intergraph Corp. (b)	1,015,261
57,900	Transaction Systems Architects, Inc. (b)	1,149,315

		4,044,053

Consumer Products & Services -- 0.8%
7,000	The Scotts Co., Class A (b)	514,640

Electrical & Electronic -- 1.9%
16,400	Hawaiian Electric Industries, Inc.	478,060
37,600	Methode Electronics, Inc.	483,160
6,144	Tektronix, Inc.	185,610

		1,146,830

Electronic Measuring Instruments -- 1.9%
18,800	Garmin Ltd. (d)	1,143,792

Shares		Value

Common Stocks -- (Continued)

United States -- (Continued)
Energy -- 1.6%
33,500	Headwaters, Inc. (b)	$954,750

Fire, Marine & Casualty Insurance -- 1.5%
23,000	Arch Capital Group (b)	890,100

Food & Beverages -- 2.1%
24,477	Fresh Del Monte Produce, Inc. (d)	724,764
20,500	Performance Food Group Co. (b)	551,655

		1,276,419

Gas Production & Distribution -- 1.1%
16,250	UGI Corp.	664,788

Home Furnishings Rental -- 0.6%
13,850	RENT-A-CENTER, Inc. (b)	367,025

Hotels & Lodging -- 2.7%
13,700	Kerzner International Ltd. (b)	822,685
11,700	Mandalay Resort Group	824,031

		1,646,716

Household Furnishings -- 3.0%
20,000	American Woodmark Corp.	873,600
37,050	Fossil, Inc. (b)	949,962

		1,823,562

Insurance -- 1.9%
44,300	Scottish Annuity & Life Holdings Ltd.	1,147,370

Leisure -- 1.3%
16,050	Brunswick Corp.	794,475

Machinery -- 5.0%
18,400	Cuno, Inc. (b)	1,092,960
38,000	Intermagnetics General Corp. (b)	965,580
25,000	Thomas Industries, Inc.	998,000

		3,056,540

Medical & Medical Services -- 5.2%
18,500	Bio-Rad Laboratories, Inc., Class A (b)	1,061,345
9,200	Coventry Health Care, Inc. (b)	488,336
23,700	Edwards Lifesciences Corp. (b)	977,862
10,000	Kindred Healthcare, Inc. (b)	299,500
4,050	Unitedhealth Group, Inc.	356,522

		3,183,565

Metals & Mining -- 4.0%
21,200	Precision Castparts Corp.	1,392,416
38,500	RTI International Metals, Inc. (b)	790,790
10,700	Timken Co.	278,414

		2,461,620

Miscellaneous Business Services -- 0.6%
8,000	Ryder System, Inc.	382,160

Networking Products -- 1.1%
14,000	Black Box Corp.	672,280

Office Equipment -- 1.8%
27,000	Global Imaging Systems, Inc. (b)	1,066,500

Shares		Value

Common Stocks -- (Continued)

United States -- (Continued)
Oil Companies - Exploration and Production -- 1.5%
16,000	Remington Oil & Gas Corp. (b)	$436,000
13,000	Spinnaker Exploration Co. (b)	455,910

		891,910

Paper & Paper Products -- 2.2%
31,400	Universal Forest Products	1,362,760

Petroleum & Petroleum Products -- 7.0%
27,600	Denbury Resources, Inc. (b)	757,620
16,200	Houston Exploration Co. (b)	912,222
14,300	Hydril Co. (b)	650,793
4,700	Newfield Exploration Co. (b)	277,535
20,500	Varco International, Inc. (b)	597,575
16,500	Veritas DGC, Inc. (b)	369,765
18,416	XTO Energy, Inc.	651,558

		4,217,068

Pharmaceuticals -- 0.6%
9,300	Par Pharmaceutical, Inc. (b)	384,834

Printing & Publishing -- 0.5%
6,600	Banta Corp.	295,416

Real Estate Investment Trusts -- 1.6%
6,900	CBL & Associates Properties, Inc.	526,815
8,000	Healthcare Realty Trust, Inc.	325,600
10,900	HRPT Properties Trust	139,847

		992,262

Recreation & Utility Trailer Dealers -- 0.4%
7,200	Thor Industries, Inc.	266,760

Retail -- 7.3%
7,500	AnnTaylor Stores Corp. (b)	161,475
8,500	Columbia Sportswear Co. (b)	506,685
14,200	Polo Ralph Lauren Corp.	604,920
22,100	Reebok International Ltd.	972,400
36,300	Urban Outfitters, Inc. (b)	1,611,719
21,900	West Marine, Inc. (b)	542,025

		4,399,224

Semiconductor Equipment -- 0.7%
14,150	Imation Corp.	450,395

Steel -- 1.4%
2,600	Quanex Corp.	178,282
25,300	Steel Technologies, Inc.	696,003

		874,285

Surgical Appliances & Supplies -- 1.7%
30,400	Mentor Corp.	1,025,696

Technology -- 0.2%
23,000	Compuware Corp. (b)	148,810

Telephone - Integrated -- 0.2%
10,000	General Communication, Inc., Class A (b)	110,400

Shares or Principal Amount		Value

Common Stocks -- (Continued)

United States -- (Continued)
Transportation Services -- 1.1%
28,750	Werner Enterprises, Inc.	$650,900

Wireless Equipment -- 1.1%
44,100	Audiovox Corp., Class A (b)	695,898

		54,896,400

Total Common Stocks (Cost $42,626,356)		59,747,839

Cash Equivalent -- 2.8%

1,714,854	Huntington Money Market Fund, Interfund Class*	1,714,854

Total Cash Equivalent (Cost $1,714,854)		1,714,854

Short-Term Option Investments -- 0.0%

300	Put Option on Urban Outfitters, Inc., strike price of 40.00, expiring 03/22/05	37,500

Total Short-Term Option Investments (Cost $60,465)		37,500

Short-Term Securities Held as Collateral for Securities Lending -- 4.1%

Certificates of Deposit -- 0.1%
$37,733	Wells Fargo Bank, 2.360%, 1/21/05	37,733

Commercial Paper -- 1.2%
62,739	Blue Ridge Asset Fund 4-2, 2.330%, 1/10/05	62,739
56,450	Blue Ridge Asset Fund 4-2, 2.340%, 1/26/05	56,450
42,775	Chariot Funding, LLC, 2.360%, 1/25/05	42,775
62,640	Chariot Funding, LLC, 2.360%, 1/26/05	62,640
8,735	Dakota CP NTS of Citibank, 2.350%, 1/14/05	8,735
50,162	Dakota CP NTS of Citibank, 2.350%, 1/25/05	50,162
62,739	Dakota CP NTS of Citibank, 2.350%, 1/25/05	62,739
62,739	Delaware Funding 4-2 144A, 2.340%, 1/21/05	62,739
62,739	Falcon Asset Securities Corp. 4-2, 2.290%, 1/18/05	62,739
50,162	Park Granada LLC, 2.390%, 2/1/05	50,162
50,162	Three Pillars Fund 4-2 144A, 2.350%, 1/18/05	50,162
31,794	Three Pillars Fund 4-2 144A, 2.350%, 1/20/05	31,794
31,452	Three Pillars Fund 4-2 144A, 2.350%, 1/25/05	31,452
62,640	Variable Fund Cap 4-2 144A, 2.200%, 1/3/05	62,640
62,640	Yorktown Capital, LLC, 2.350%, 1/20/05	62,640

		760,568

Shares or Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

United States -- (Continued)
Mutual Funds -- 0.0%
998	J.P. Morgan Institutional Prime Money Market Fund	$998

Repurchase Agreements -- 0.8%
$168,210	JP Morgan Securities, 2.280%, 1/3/05	168,210
313,447	Morgan Stanley Dean Witter & Co., 2.270%, 1/3/05	313,447

		481,657

U.S. Government Agencies -- 0.2%

Federal National Mortgage Association -- 0.1%
24,956	1.300%, 1/7/05	24,956
26,952	1.400%, 3/29/05	26,952

		51,908

Federal Home Loan Bank -- 0.1%
31,445	1.450%, 3/11/05	31,445

Total U.S. Government Agencies		83,353

Variable Rate Obligations -- 1.9%
62,739	Bankone Class A 2004-4, 2.443%, 1/18/05	62,739
37,684	Bankone ISS Trust 2003-1, 2.453%, 1/18/05	37,684
31,445	Bayerische Landesbk NY, 2.460%, 1/19/05	31,445
8,735	Capital One MT 2002-3, 2.464%, 1/18/05	8,735
24,956	Capital One MT 2002-3, 2.472%, 1/18/05	24,956
16,221	Capital One MT 2002-3, 2.483%, 1/18/05	16,221
42,675	CCCIT Series 2000, CL 2002-A9, 2.511%, 3/15/05	42,675
24,706	CCCIT Series 2000, CL 2002-A5, 2.528%, 3/15/05	24,706
10,981	Chase CC Owner Trust 2002-2, 2.442%, 1/18/05	10,981
12,478	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	12,478
18,717	Chase CC Owner Trust 2002-2, 2.453%, 1/18/05	18,717
19,965	Chase CCC Trust 2004-2, C, 2.440%, 1/18/05	19,965
62,739	Chase CCC Trust 2004-2, C, 2.443%, 1/18/05	62,739
31,445	Chase CCMT 2001-2 Class A, 2.449%, 1/18/05	31,445
53,905	Chase CCOT 2001-1 Class A, 2.445%, 1/18/05	53,905
15,972	Chase CCOT 2003-1, Class A, 2.447%, 1/18/05	15,972
12,977	Chase CCOT 2003-1, Class A, 2.453%, 1/18/05	12,977

Shares or Principal Amount		Value

Short-Term Securities Held as Collateral for Securities Lending -- (Continued)

United States -- (Continued)
Variable Rate Obligations -- (Continued)
$37,783	Chase CCOT 2003-1, Class A, 2.463%, 1/18/05	$37,783
34,689	Daimler Chrysler Master OT 2003-A, 2.453%, 1/18/05	34,689
62,739	Dexia Bank Belgium SA, 2.309%, 1/4/05	62,739
31,445	Discover CMT I 2002-1, 2.422%, 1/18/05	31,445
14,966	Discover CMT I 2002-1, 2.449%, 1/18/05	14,966
3,743	Discover CMT I 2002-1, 2.473%, 1/18/05	3,743
31,445	Discover CMT I 2003-1, 2.463%, 1/18/05	31,445
33,691	Discover CMT I 2001-2, 2.450%, 1/18/05	33,691
12,478	Fleet CCMT II 2002-A Class A, 2.433%, 1/18/05	12,478
6,239	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	6,239
18,717	Fleet CCMT II 2002-A Class A, 2.453%, 1/18/05	18,717
12,478	Fleet CCMT II 2002-A Class A, 2.471%, 1/18/05	12,478
70,725	General Electric Capital Corp., 2.238%, 2/3/05	70,725
12,478	General Electric Capital Corp., 2.300%, 2/3/05	12,478
4,991	General Electric Capital Corp., 2.346%, 2/14/05	4,991
18,733	General Electric Capital Corp., 2.356%, 2/14/05	18,733
62,739	HBOS Treasury Services PLC, 2.580%, 3/30/05	62,739
62,739	JP Morgan & Co., Inc., 2.460%, 3/2/05	62,739
22,460	Massmut Global Funding II, 2.627%, 3/28/05	22,460
12,471	MBNA MCCT II 1997-K, Class A, 2.444%, 1/18/05	12,471
75,202	MBNA MCCT II 2000-K, Class A, 2.112%, 1/18/05	75,202

		1,131,291

Total Short-Term Securities Held as Collateral for Securities Lending (Cost 2,495,600)		2,495,600

Total Investments (Cost $46,897,275) (a) -- 105.1%		63,995,793

Liabilities in Excess of Other Assets -- (5.1)%		(3,124,066)

Net Assets -- 100.0%		$60,871,727

See Notes to Portfolio of Investments, page 86.

Huntington Fixed Income Securities Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Corporate Bonds	48.0%

U.S. Treasury Instruments	25.2%

U.S. Agency Bonds	21.9%

Mortgage-Backed Securities	1.6%

Cash[1]	1.6%

Preferred Stock	0.7%

Other Assets in Excess of Liabilities	1.0%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value

Corporate Bonds -- 48.0%

Auto/Truck Parts & Equipment -- 0.6%
$1,000,000	Carlisle Cos., Inc., 7.250%, 1/15/07	$1,064,263

Banks -- 1.3%
1,000,000	First Tennessee Bank, 6.400%, 4/1/08	1,077,769
1,000,000	KeyCorp, 6.750%, 3/15/06	1,039,103

		2,116,872

Building & Construction -- 1.0%
1,500,000	Hanson PLC, 7.875%, 9/27/10	1,742,531

Business Services -- 0.6%
1,000,000	The Reynold & Reynolds Co., 7.000%, 12/15/06	1,042,218

Diversified Financial Services -- 11.2%
2,000,000	American General Finance Corp., 6.100%, 5/22/06	2,074,814
1,000,000	Ford Motor Credit Co., 7.750%, 3/15/05	1,009,387
2,000,000	Ford Motor Credit Co., 7.600%, 8/1/05	2,046,676
2,000,000	General Electric Capital Corp., 5.450%, 1/15/13	2,110,926
1,000,000	General Motors Acceptance Corp., 6.875%, 9/15/11	1,024,793
1,000,000	General Motors Acceptance Corp., 6.875%, 8/28/12	1,020,980
2,000,000	Goldman Sachs Group, Inc., 6.600%, 1/15/12	2,232,078
1,000,000	Household Financial Corp., 5.750%, 1/30/07	1,043,858
3,000,000	Lehman Brothers Holdings, 7.500%, 9/1/06	3,202,703
1,000,000	MBNA America Bank N.A., 6.500%, 6/20/06 (c)	1,043,585
1,000,000	MBNA Corp., 6.875%, 6/1/05	1,014,003
1,000,000	The Bear Stearns Cos., Inc., 6.500%, 5/1/06	1,041,014

		18,864,817

Diversified Manufacturing -- 2.0%
2,000,000	Eaton Corp., 8.900%, 8/15/06	2,166,896
1,000,000	Norsk Hydro AS, 6.700%, 1/15/18	1,135,867

		3,302,763

Diversified Telecommunications -- 0.7%
1,000,000	Alltel Ohio LP, 8.000%, 8/15/10 (c)	1,169,680

Principal Amount		Value

Corporate Bonds -- (Continued)

Electrical Services -- 3.3%
$1,000,000	Atlantic City Electric, 6.750%, 5/12/08	$1,077,664
1,000,000	Cincinnati Gas & Electric Co., 6.400%, 4/1/08	1,071,935
1,000,000	Cinergy Global Resources, 6.200%, 11/3/08 (c)	1,078,882
1,000,000	CLECO Corp., 6.520%, 5/15/09	1,070,655
1,185,000	Pacificorp, 6.750%, 4/1/05	1,196,336

		5,495,472

Electronic Components -- 0.6%
1,000,000	Philips Electronics NV, 8.375%, 9/15/06	1,077,520

Electronic Equipment & Instruments -- 1.3%
1,000,000	Cooper Industries, Inc., 5.250%, 7/1/07	1,036,020
1,000,000	Thermo Electron Corp., 7.625%, 10/30/08	1,115,118

		2,151,138

Health Services -- 2.4%
1,400,000	Allegiance Corp., 7.300%, 10/15/06	1,477,774
2,500,000	Wellpoint, Inc., 4.250%, 12/15/09 (c)	2,498,808

		3,976,582

Insurance -- 4.1%
1,750,000	Lincoln National Corp., 7.250%, 5/15/05	1,779,468
2,000,000	Metlife, Inc., 5.000%, 11/24/13	2,008,728
2,000,000	Protective Life Corp., 5.875%, 8/15/06 (c)	2,078,032
1,000,000	SunAmerica, Inc., 6.750%, 10/1/07	1,076,173

		6,942,401

Medical Instruments & Supplies -- 1.3%
2,170,000	Boston Scientific Corp., 6.625%, 3/15/05	2,186,054

Multimedia -- 1.2%
1,000,000	AOL Time Warner, Inc., 7.750%, 6/15/05	1,018,829
1,000,000	E.W. Scripps Co., 6.625%, 10/15/07	1,084,607

		2,103,436

Petroleum & Petroleum Products -- 2.7%
1,000,000	Kinder Morgan Energy Partners, 6.800%, 3/1/08	1,079,794
2,000,000	Kinder Morgan Energy Partners, 7.400%, 3/15/31	2,325,958
1,000,000	Teppco Partners LP, 7.625%, 2/15/12	1,153,916

		4,559,668

Pipelines -- 0.5%
750,000	Trans-Canada Pipelines, 9.125%, 4/20/06	801,858

Principal Amount		Value

Corporate Bonds -- (Continued)

Printing & Publishing -- 0.9%
$1,200,000	Knight-Ridder, Inc., 9.875%, 4/15/09	$1,465,919

Pulp Mills -- 0.4%
600,000	Weyerhaeuser Co., 5.500%, 3/15/05	602,763

Railroads -- 1.3%
1,000,000	Atchison Topeka & Santa Fe Railroad, 6.550%, 7/1/06	1,046,452
1,000,000	Union Pacific Corp., 6.625%, 2/1/29	1,110,805

		2,157,257

Real Estate Investment Trusts -- 6.4%
1,045,000	Avalon Properties, 6.875%, 12/15/07	1,129,404
1,000,000	Carramerica Realty Corp, 6.625%, 3/1/05	1,005,117
1,500,000	Cpg Partners LP, 3.500%, 3/15/09	1,443,741
2,000,000	Duke Realty LP, 3.500%, 11/1/07	1,994,070
1,000,000	MACK-CALI Realty LP, 7.750%, 2/15/11	1,159,683
310,000	Merry Land & Investment Co., Inc, 7.250%, 6/15/05	315,580
580,000	Simon Property Group LP, 7.375%, 1/20/06	602,503
1,949,000	Simon Property Group LP, 6.875%, 11/15/06	2,063,978
1,000,000	Weingarten Realty Investment, 7.350%, 7/20/09	1,137,685

		10,851,761

Reinsurance -- 2.6%
2,000,000	General Electric Global Insurance Holding Corp., 7.500%, 6/15/10	2,261,716
2,050,000	RenaissanceRe Holdings Ltd., 5.875%, 2/15/13	2,145,050

		4,406,766

Retail -- 1.6%
2,500,000	Tandy Corp., 6.950%, 9/1/07	2,705,538

Total Corporate Bonds (Cost $78,435,020)		80,787,277

U.S. Government Agencies -- 21.9%

Federal Farm Credit Bank -- 3.5%
4,000,000	2.790%, 10/16/06	3,970,528
2,000,000	3.625%, 7/28/08	1,992,276

		5,962,804

Federal Home Loan Bank -- 4.8%
3,000,000	5.010%, 9/28/07	3,015,387
3,000,000	3.375%, 10/5/07	2,993,244
2,000,000	3.875%, 8/22/08	2,002,980

		8,011,611

Federal Home Loan Mortgage Corporation -- 7.1%
2,000,000	3.000%, 5/26/06	1,995,950
1,000,000	2.750%, 8/15/06	993,439
3,000,000	2.850%, 2/23/07	2,966,967
3,000,000	3.000%, 5/21/07	2,977,506
2,000,000	3.640%, 8/12/08	2,003,324
1,000,000	5.000%, 1/27/17	979,880

		11,917,066

Federal National Mortgage Association -- 6.5%
1,000,000	2.500%, 5/12/06	992,026
3,000,000	2.450%, 9/29/06	2,962,185
1,000,000	3.750%, 7/6/07	1,001,400
3,000,000	3.250%, 7/30/07	2,989,809
3,000,000	4.375%, 9/15/12	3,001,233

		10,946,653

Total U.S. Government Agencies (Cost $37,017,259)		36,838,134

Principal Amount or Shares		Value

U.S. Treasury Obligations -- 25.2%

U.S. Treasury Bonds -- 12.0%
$2,000,000	8.750%, 8/15/20	$2,890,938
2,000,000	6.750%, 8/15/26	2,494,688
1,500,000	5.250%, 11/15/28	1,572,188
3,000,000	6.250%, 5/15/30	3,586,758
9,000,000	5.375%, 2/15/31	9,731,952

		20,276,524

U.S. Treasury Notes -- 13.2%
5,000,000	2.250%, 4/30/06	4,958,595
5,750,000	3.125%, 10/15/08	5,688,682
5,000,000	4.250%, 8/15/14	5,011,135
1,000,000	7.500%, 11/15/16	1,277,930
4,500,000	6.125%, 8/15/29	5,283,279

		22,219,621

Total U.S. Treasury Obligations (Cost $40,862,978)		42,496,145

U.S. Government Mortgage Backed Agencies -- 1.6%

Federal Home Loan Mortgage Corporation -- 1.1%
897,975	Pool # 254403, 6.000%, 8/1/17	941,503
922,409	Pool # 599630, 6.500%, 8/1/16	978,309

		1,919,812

Government National Mortgage Association -- 0.5%
323,881	Pool # 345128, 6.500%, 1/15/24	342,682
70,135	Pool # 352982, 7.500%, 5/15/24	75,660
49,040	Pool # 363175, 7.000%, 11/15/08	51,515
72,095	Pool # 372962, 7.000%, 3/15/24	76,979
30,053	Pool # 373015, 8.000%, 6/15/24	32,789
171,943	Pool # 383488, 7.000%, 2/15/09	181,852

		761,477

Total U.S. Government Mortgage Backed Agencies (Cost $2,586,454)		2,681,289

Preferred Stock -- 0.7%

Bank Holding Companies -- 0.2%
10,000	Suntrust Capital IV, 7.125%	263,100

Banks -- 0.2%
20,000	Wells Fargo Capital Trust II, 7.000%	525,600

Financial Services -- 0.0%
1,400	National Commerce Capital Trust II, 7.700%	37,520

Life/Health Insurance -- 0.2%
10,000	Aetna, Inc., 8.500%	267,900

Real Estate Investment Trusts -- 0.1%
5,000	Public Storage, Series R, 8.000%	131,850

Total Preferred Stock (Cost $1,229,101)		1,225,970

Cash Equivalent -- 1.6%

2,679,513	Huntington Money Market Fund, Interfund Class*	2,679,513

Total Cash Equivalent (Cost $2,679,513)		2,679,513

Total Investments (Cost $162,810,325) (a) -- 99.0%		166,708,328

Other Assets in Excess of Liabilities -- 1.0%		1,643,339

Net Assets -- 100.0%		$168,351,667

See Notes to Portfolio of Investments, page 86.

Huntington Intermediate Government Income Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

U.S. Agency Bonds	49.7%

Mortgage-Backed Securities	32.4%

U.S. Treasury Instruments	15.3%

Cash[1]	2.1%

Other Assets in Excess of Liabilities	0.5%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value

U.S. Government Agencies -- 49.7%

Federal Farm Credit Bank -- 4.8%
$1,500,000	3.875%, 8/14/09	$1,501,049
1,000,000	5.750%, 1/18/11	1,087,029
2,000,000	4.900%, 3/17/14	1,954,274

		4,542,352

Federal Home Loan Bank -- 5.7%
1,000,000	4.000%, 7/8/11	979,534
2,000,000	Series EM09, 5.985%, 4/9/09	2,176,838
2,000,000	Series ID10, 6.625%, 11/15/10	2,254,674

		5,411,046

Federal Home Loan Mortgage Corporation -- 28.6%
1,500,000	4.260%, 7/19/07	1,524,939
1,000,000	3.250%, 1/28/08	993,900
2,000,000	3.000%, 5/13/08	1,966,366
2,500,000	3.875%, 11/10/08	2,505,259
1,000,000	3.875%, 1/12/09	995,874
1,000,000	4.720%, 5/19/09	1,007,584
1,500,000	4.750%, 12/8/10	1,507,580
1,500,000	4.500%, 12/16/10	1,498,568
2,000,000	6.000%, 6/15/11	2,204,697
2,000,000	4.750%, 10/11/12	1,997,506
1,000,000	4.250%, 5/22/13	965,269
1,500,000	5.162%, 12/16/13	1,525,220
2,000,000	5.000%, 1/30/14	2,000,540
1,000,000	4.500%, 4/2/14	972,189
2,000,000	5.000%, 11/13/14	2,016,466
3,500,000	5.200%, 3/5/19	3,460,439

		27,142,396

Federal National Mortgage Association -- 10.6%
2,000,000	2.810%, 9/28/06	1,983,872
1,000,000	3.500%, 12/28/06	998,813
2,000,000	3.410%, 8/30/07	1,993,252
2,000,000	5.500%, 7/18/12	2,024,108
1,000,000	5.380%, 10/2/13	1,063,682
2,000,000	4.625%, 10/15/14	2,001,502

		10,065,229

Total U.S. Government Agencies (Cost $46,465,786)		47,161,023

Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- 32.4%

Federal Home Loan Mortgage Corporation -- 10.8%
$1,742,106	Pool # C90699, 5.000%, 8/1/23	$1,752,059
868,837	Pool # E01184, 6.000%, 8/1/17	910,075
960,444	Pool # G08005, 5.500%, 8/1/34	976,323
896,826	Pool # M80773, 5.000%, 10/1/09	913,252
1,547,457	Series 2555, Class B, 4.250%, 1/15/18	1,553,121
2,500,000	Series 2571, Class VP, 5.500%, 7/15/21	2,527,108
673,565	Series 2591, Class QY, 5.000%, 5/15/14	680,839
1,000,000	Series 2670, Class QP, 4.000%, 2/15/27	978,146

		10,290,923

Federal National Mortgage Association -- 16.2%
1,749,938	Pool # 254594, 5.500%, 1/1/33	1,779,226
1,998,981	Pool # 254759, 4.500%, 6/1/18	1,997,119
878,432	Pool # 254911, 5.000%, 10/1/23	882,806
1,946,797	Pool # 255360, 5.000%, 8/1/24	1,955,054
494,344	Pool # 647408, 5.000%, 10/1/17	502,874
666,885	Pool # 677002, 5.500%, 1/1/18	689,957
422,591	Pool # 681289, 5.500%, 1/1/18	437,212
2,057,136	Pool # 685852, 5.500%, 1/1/18	2,128,310
1,278,738	Series 2003-108, Class HA, 5.000%, 1/25/27	1,292,299
1,956,786	Series 2003-11, Class BA, 5.500%, 8/25/32	2,014,437
650,829	Series 2003-16, Class CB, 4.000%, 2/25/33	646,231
935,300	Series 2004-28, Class PB, 6.000%, 8/25/28	963,958

		15,289,483

Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- (Continued)

Government National Mortgage Association -- 5.4%
$707,825	Pool # 2699, 6.000%, 1/20/29	$734,769
949,161	Pool # 576456, 6.000%, 3/15/32	984,885
1,876,343	Series 2002-70, Class A, 4.000%, 8/20/32	1,900,378
1,500,000	Series 2003-100, Class VB, 5.500%, 1/20/23	1,520,058

		5,140,090

Total U.S. Government Mortgage Backed Agencies (Cost $30,674,688)		30,720,496

U.S. Treasury Notes -- 15.3%
2,000,000	4.625%, 5/15/06	2,046,094
2,000,000	6.875%, 5/15/06	2,105,860
2,000,000	7.000%, 7/15/06	2,120,468
1,000,000	6.500%, 10/15/06	1,059,922
2,000,000	6.125%, 8/15/07	2,146,406
2,000,000	3.375%, 11/15/08	1,994,610
1,000,000	5.000%, 8/15/11	1,064,570
2,000,000	4.250%, 11/15/14	2,005,234

Total U.S. Treasury Notes (Cost $14,111,561)		14,543,164

Shares		Value

Cash Equivalent -- 2.1%

2,041,098	Huntington Money Market Fund, Interfund Class*	$2,041,098

Total Cash Equivalent (Cost $2,041,098)		2,041,098

Total Investments (Cost $93,293,133) (a) -- 99.5%		94,465,781

Other Assets in Excess of Liabilities -- 0.5%		474,824

Net Assets -- 100.0%		$94,940,605

See Notes to Portfolio of Investments, page 86.

Huntington Michigan Tax-Free Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

School Districts	41.2%

Facilities	24.1%

General Obligations	16.3%

Higher Education	5.2%

Water	3.9%

Utilities	3.7%

Transportation	3.5%

Medical	1.5%

Power	0.3%

Cash	0.7%

Liabilities in Excess of Other Assets	(0.4)%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value

Municipal Bonds -- 99.7%

Michigan -- 99.7%
$80,000	Alpena, MI, Public Schools, G.O., (MBIA Ins), 5.500%, 5/1/09	$85,192

135,000	Ann Arbor, MI, Water Supply Systems Revenue, Series Z, (AMBAC Ins), 3.000%, 2/1/11	133,739

195,000	Atherton, MI, Community School District, G.O., 6.000%, 5/1/09	220,822

100,000	Bedford, MI, Public School District, G.O., (FSA Ins), 4.650%, 5/1/12	104,467

300,000	Birmingham, MI, Sewer Improvements, G.O., 5.700%, 10/1/13	336,675

400,000	Birmingham, MI, Sewer Improvements, G.O., 5.750%, 10/1/14	449,612

100,000	Bloomfield Hills, MI, School Improvements, G.O., 5.000%, 5/1/11	106,068

100,000	Burton, MI, Water Supply & Sewer Revenue, (MBIA Ins), 5.000%, 12/1/08	108,817

500,000	Cadillac, MI, Area Public Schools, G.O., (FGIC Ins), 5.375%, 5/1/10	519,030

800,000	Caledonia, MI, Community Schools, G.O., 5.250%, 5/1/15	869,023

250,000	Canton Charter Township, MI, G.O., (FGIC Ins), 5.250%, 10/1/11	271,980

50,000	Cedar Springs, MI, Public School District G.O., 4.800%, 5/1/11	52,808

135,000	Clarkson, MI, Community Schools Refunding, G.O., (AMBAC Ins), 5.000%, 5/1/08	145,422

Principal Amount		Value

Municipal Bonds -- (Continued)

Michigan -- (Continued)
$100,000	Coldwater, MI, Water Supply Refunding Revenue, (AMBAC Ins), 4.750%, 7/1/10	$104,632

300,000	Coopersville, MI, Area Public Schools, G.O., (MBIA Ins), 4.875%, 5/1/15	314,067

250,000	Detroit, MI, Downtown Development Authority Tax Increment Revenue, Series A, (MBIA Ins), 4.650%, 7/1/10	265,735

150,000	Detroit, MI, Public Improvements, Series A, G.O., (FGIC Ins), 5.375%, 4/1/11	160,304

300,000	Detroit, MI, School District, G.O., (FGIC Ins), 5.375%, 5/1/15	326,967

50,000	Detroit, MI, Water Supply System Revenue, Series A, (MBIA Ins), 5.200%, 7/1/08	54,379

235,000	Detroit, MI, Wayne County Stadium Authority Revenue, (FGIC Ins), 5.500%, 2/1/17	252,813

100,000	East China, MI, School District Refunding, G.O., (FGIC Ins), 4.700%, 5/1/10	105,301

100,000	Ferndale, MI, G.O., (FGIC Ins), 6.000%, 5/1/08	110,717

500,000	Ferndale, MI, G.O., (FGIC Ins), 5.250%, 4/1/16	531,590

250,000	Ferris State University, MI, Refunding Revenue (FGIC Ins), 5.150%, 10/1/09	257,790

100,000	Forest Hills, MI, Public Schools, G.O., 5.200%, 5/1/08	101,946

Principal Amount		Value

Municipal Bonds -- (Continued)

Michigan -- (Continued)
$250,000	Forest Hills, MI, Public Schools, G.O., 5.250%, 5/1/13	$272,713

400,000	Fowlerville, MI, Community School District, G.O., (MBIA Ins), 5.350%, 5/1/10	427,888

200,000	Genesee County, MI, Building Authority, G.O., (AMBAC Ins), 5.100%, 5/1/14	213,384

50,000	Gerrish & Higgins, MI, School District Refunding, G.O., (FSA Ins), 5.100%, 5/1/10	51,235

500,000	Gibraltar, MI, School District G.O., (MBIA Ins), 5.000%, 5/1/08	538,599

200,000	Godwin Heights, MI, Public Schools, G.O., 5.600%, 5/1/14	221,042

100,000	Grand Ledge, MI, Public School District Refunding, G.O., (FSA Ins), 4.750%, 5/1/14	104,479

545,000	Grand Rapids, MI, Downtown Development Authority Tax Increment Revenue, (MBIA Ins), 6.600%, 6/1/08	557,797

100,000	Grand Rapids, MI, G.O., 5.100%, 4/1/14	106,898

200,000	Grandville, MI, G.O, 5.150%, 5/1/12	210,442

490,000	Greenville, MI, Public Schools Refunding G.O., (FSA Ins), 4.900%, 5/1/13	512,569

500,000	Grosse Isle Township, MI, School District Refunding, G.O., (FGIC Ins), 5.600%, 5/1/10	537,674

655,000	Holland, MI, Water Supply Systems Revenue, Series A, 5.250%, 7/1/12	683,708

200,000	Howell, MI, Public Schools, G.O., 5.000%, 5/1/10	219,326

100,000	Hudsonville, MI, Public Schools, G.O. (FSA Ins), 3.500%, 5/1/08	102,973

100,000	Hudsonville, MI, Public Schools, G.O., (FGIC Ins.), 5.050%, 5/1/12	106,890

100,000	Huron Valley, MI, School District, G.O., (FGIC Ins), 5.350%, 5/1/07	106,715

50,000	Huron Valley, MI, School District, G.O., (FGIC Ins), 4.800%, 5/1/13	52,873

80,000	Ingham County, MI, Building Authority Refunding Revenue, (AMBAC Ins), 5.000%, 11/1/16	82,578

50,000	Kalamazoo, MI, Building Authority Revenue, (FSA Ins), 4.400%, 10/1/10	52,457

100,000	Kalamazoo, MI, Hospital Finance Authority Refunding Revenue, (MBIA Ins), 5.250%, 5/15/18	106,062

450,000	Kelloggsville, MI, Public Schools, (FGIC Ins), 5.000%, 5/1/13	477,945

Principal Amount		Value

Municipal Bonds -- (Continued)

Michigan -- (Continued)
$175,000	Kent County, MI, Building Authority, G.O., 5.000%, 11/1/09	$185,544

250,000	Kent County, MI, Building Authority, G.O., 5.000%, 6/1/14	267,070

25,000	Kent County, MI, Building Authority, G.O., 4.800%, 6/1/16	26,453

500,000	Lake Shore, MI, Public Schools, G.O., (FSA Ins), 5.400%, 5/1/12	535,425

50,000	Lamphere Schools, Madison Heights MI, G.O., (FGIC Ins), 5.000%, 5/1/15	52,616

250,000	Lansing, MI, Board of Water & Light Revenue, Series A, 5.000%, 7/1/15	276,865

75,000	Lansing/Ingham County, MI, Building Authority, G.O., 5.125%, 11/1/10	81,751

200,000	Lansing/Ingham County, MI, Building Authority, G.O., 5.200%, 11/1/11	217,920

100,000	Livingston County, MI, Water & Sewer Improvements Revenue, (MBIA Ins), 5.000%, 6/1/15	103,592

200,000	Michigan Municipal Bond Authority Revenue, Series C, (AMBAC Ins), 5.100%, 11/1/15	216,560

75,000	Michigan Municipal Building Authority Revenue, 4.800%, 10/1/08	80,320

400,000	Michigan Municipal Building Authority Revenue, Series A, 5.100%, 10/1/09	421,772

45,000	Michigan Municipal Building Authority, Pollution Control Revenue, 5.250%, 10/1/07	48,428

75,000	Michigan Municipal Building Authority, Pollution Control Revenue, 6.000%, 10/1/07	82,092

250,000	Michigan Municipal Building Authority, Water Utility Improvements Revenue, 5.875%, 10/1/17	290,735

150,000	Michigan State Building Authority Refunding Revenue, Series I, (FSA Ins), 5.000%, 10/15/08	163,094

100,000	Michigan State Building Authority Revenue, Series I, 4.750%, 10/15/11	106,721

300,000	Michigan State Building Authority Revenue, Series I, (AMBAC Ins), 6.500%, 10/1/07	333,330

250,000	Michigan State Building Authority Revenue, Series I, (AMBAC Ins), 5.100%, 10/1/08	273,235

50,000	Michigan State Building Authority Revenue, Series I, (AMBAC Ins), 5.200%, 10/1/09	54,779

Principal Amount		Value

Municipal Bonds -- (Continued)

Michigan -- (Continued)
$80,000	Michigan State Building Authority Revenue, Series I, (MBIA Ins), 4.750%, 10/15/12	$84,830

600,000	Michigan State Building Authority, Facilities Program Refunding Revenue, Series I, 5.125%, 10/15/15	647,178

250,000	Michigan State Building Authority, Facilities Program Refunding Revenue, Series III, 5.000%, 10/15/07	267,635

1,420,000	Michigan State Building Authority, Facilities Program Revenue, Series II, 5.000%, 10/15/12	1,532,279

780,000	Michigan State Building Authority, Facilities Program Revenue, Series II, 5.000%, 10/15/14	841,675

200,000	Michigan State Certificate Participation, New Center Development, Inc., (MBIA Ins), 5.500%, 9/1/07	215,798

300,000	Michigan State Comprehensive Transit Refunding Revenue, Series A, (MBIA Ins), 5.250%, 8/1/12	315,759

610,000	Michigan State Comprehensive Transit Revenue, Series A, (MBIA Ins), 5.000%, 11/1/10	653,341

125,000	Michigan State Environmental Protection Unrefunded, G.O., 4.875%, 11/1/07	128,788

100,000	Michigan State Highway Improvements Revenue, Series A, (FGIC Ins), 5.250%, 11/1/07	106,451

660,000	Michigan State Hospital Financing Authority Revenue,, 6.000%, 1/1/09	673,200

10,000	Michigan State Hospital Financing Authority Revenue, (AMBAC Ins), 5.750%, 5/15/16	10,154

250,000	Michigan State School Improvements, G.O., 4.800%, 12/1/11	264,758

365,000	Michigan State Underground Storage Tank Financial Assurance Authority, (AMBAC Ins), 5.500%, 5/1/09	384,688

300,000	Montrose Township, MI, Public Schools, G.O., (MBIA Ins), 5.350%, 5/1/10	318,183

100,000	Muskegon County, MI, Building Authority Refunding, G.O., (AMBAC Ins), 4.625%, 9/1/13	105,774

50,000	Newaygo, MI, Public Schools, G.O., (Q-SBLF Ins), 5.500%, 5/1/13	55,455

Principal Amount		Value

Municipal Bonds -- (Continued)

Michigan -- (Continued)
$50,000	Oakland County, MI, Sewer Improvements Refunding, G.O., 4.950%, 10/1/09	$52,035

75,000	Onsted, MI, Community Schools, G.O., (MBIA Ins), 5.250%, 5/1/17	80,061

55,000	Ottawa County, MI, Holland Township Water Supply, G.O., 5.500%, 8/1/06	57,745

500,000	Paw Paw, MI, Public School District, G.O., (FGIC Ins), 6.500%, 5/1/09	574,354

100,000	Pinckney, MI, Community Schools, G.O., (FGIC Ins), 5.500%, 5/1/12	107,310

250,000	Portage, MI, Public Schools, G.O., (FSA Ins), 4.500%, 5/1/14	259,225

200,000	Potterville, MI, Public Schools, G.O., (FSA Ins), 5.550%, 5/1/14	225,012

100,000	Reeths-Puffer, MI, Schools Refunding, G.O., (FGIC Ins), 4.850%, 5/1/12	103,933

150,000	Reeths-Puffer, MI, Schools, G.O., (FGIC Ins), 5.250%, 5/1/12	155,666

490,000	Romeo, MI, Community School District, G.O., 5.250%, 5/1/15	532,277

640,000	Saginaw Valley State University, MI, Revenue, (AMBAC Ins), 5.000%, 7/1/12	696,761

65,000	South Lyon, MI, Community Schools, G.O., 4.250%, 5/1/10	68,901

100,000	South Lyon, MI, Community Schools, G.O., (FGIC Ins), 5.375%, 5/1/06	104,072

500,000	South Macomb, MI, Disposal Authority Revenue, (AMBAC Ins), 5.375%, 9/1/12	550,934

200,000	Sterling Heights, MI, Building Authority, G.O., (FGIC Ins), 5.600%, 10/1/13	220,266

50,000	Sterling Heights, MI, Public Improvements, G.O., 5.250%, 10/1/06	52,376

40,000	Three Rivers, MI, Community Schools, G.O., (FSA Ins), 4.900%, 5/1/13	41,842

120,000	Traverse City, MI, Area Public Schools, G.O., (FGIC Ins), 7.250%, 5/1/07	132,892

100,000	Unionville-Sebewaing, MI, Area School District, G.O., 5.000%, 5/1/07	105,858

300,000	University of Michigan Refunding Revenue, Series A-1, 5.250%, 12/1/10	323,388

200,000	Van Buren County, MI, Public Schools, G.O., (AMBAC Ins), 4.750%, 5/1/16	207,660

Principal Amount		Value

Municipal Bonds -- (Continued)

Michigan -- (Continued)
$500,000	Van Buren County, MI, Sewage Disposal, G.O., (AMBAC Ins), 5.000%, 5/1/16	$531,180

200,000	Waterford, MI, School District Refunding, G.O., 5.000%, 6/1/14	206,774

50,000	Wayne County, MI, Community Schools, G.O., 5.125%, 5/1/09	53,233

50,000	Wayne County, MI, G.O., 5.200%, 10/1/12	54,700

125,000	Wayne County, MI, G.O., 5.250%, 6/1/16	132,238

750,000	Wayne County, MI, Public Improvements, Series A, G.O., 5.250%, 10/1/12	814,829

15,000	Wayne County, MI, Wayne Community College, G.O., (AMBAC Ins), 5.350%, 7/1/13	16,529

350,000	Wayne County, MI, Westland Community Schools, G.O., 5.125%, 5/1/11	372,631

150,000	Wayne County, MI, Westland Community Schools, G.O., (FSA Ins), 5.125%, 5/1/14	159,699

100,000	Wayne State University, MI, Revenue, 5.375%, 11/15/13	110,782

500,000	Wayne State University, MI, University & College Improvements Revenue, (FGIC Ins), 4.750%, 11/15/08	540,000

250,000	Wayne-Westland, MI, Community Schools, G.O., (FSA Ins), 5.125%, 5/1/15	266,165

110,000	West Branch Rose City, MI, Area School District, G.O., 5.375%, 5/1/07	117,370

355,000	West Ottawa, MI, Public School District, Prefunded, G.O., (FGIC Ins), 5.400%, 5/1/09	380,152

145,000	West Ottawa, MI, Public School District, Unrefunded, G.O., (FGIC Ins), 5.400%, 5/1/09	154,086

60,000	West Ottawa, MI, Public School District, Unrefunded, G.O., (FGIC Ins), 5.600%, 5/1/11	63,875

75,000	Western Michigan University Refunding Revenue, (FGIC Ins), 5.000%, 11/15/11	79,589

Principal Amount or Shares		Value

Municipal Bonds -- (Continued)

Michigan -- (Continued)
$250,000	Whiteford, MI, Agricultural School District, G.O., 5.000%, 5/1/15	$267,868

85,000	Wyandotte, MI, Electric Utility Refunding Revenue, (MBIA Ins), 5.375%, 10/1/13	93,322

60,000	Wyoming, MI, Public Improvements, G.O., (FGIC Ins), 5.250%, 5/1/11	65,535

100,000	Wyoming, MI, Public Schools, G.O., (FGIC Ins), 5.050%, 5/1/11	108,210

		31,401,726

Total Municipal Bonds (Cost $30,621,643)		31,401,726

Cash Equivalent -- 0.7%

225,920	Fidelity Institutional Tax-Exempt Fund	225,920

Total Cash Equivalent (Cost $225,920)		225,920

Total Investments (Cost $30,847,563) (a) -- 100.4%		31,627,646

Liabilities in Excess of Other Assets -- (0.4)%		(141,430)

Net Assets -- 100.0%		$31,486,216

See Notes to Portfolio of Investments, page 86.

Huntington Mortgage Securities Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Mortgage-Backed Securities	83.3%

Real Estate Investment Trusts	9.4%

U.S. Agency Bonds	3.7%

Cash[1]	3.2%

Other Assets in Excess of Liabilities	0.4%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value

U.S. Government Mortgage Backed Agencies -- 83.3%

Federal Home Loan Mortgage Corporation -- 26.0%
$1,784,911	Pool # A15284, 5.500%, 10/1/33	$1,815,483
682,134	Pool # C00730, 6.000%, 3/1/29	706,436
242,839	Pool # C90237, 6.500%, 11/1/18	256,756
1,482,011	Pool # C90859, 5.500%, 10/1/24	1,516,237
1,920,888	Pool # G08005, 5.500%, 8/1/34	1,953,245
912,683	Pool # M80927, 5.000%, 7/1/11	929,671
449,718	REMIC Series 2399, Class EC, 5.500%, 1/15/09	461,533
2,000,000	REMIC Series 2481, Class PE, 6.000%, 4/15/31	2,058,374
1,000,000	REMIC Series 2543, Class PQ, 5.500%, 4/15/22	1,026,876
2,000,000	REMIC Series 2553, Class AE, 5.500%, 9/15/29	2,068,016
537,146	REMIC Series 2584, Class LE, 4.000%, 12/15/13	511,550
1,000,000	Series 2552, Class NM, 5.000%, 11/15/26	1,013,025
1,000,000	Series 2571, Class VP, 5.500%, 7/15/21	1,011,468
2,000,000	Series 2780, Class QC, 4.500%, 3/15/17	2,014,513

		17,343,183

Federal National Mortgage Association -- 50.8%
1,662,217	Pool # 254442, 5.500%, 9/1/17	1,720,246
931,914	Pool # 254486, 5.000%, 9/1/17	948,285
1,156,643	Pool # 254720, 4.500%, 5/1/18	1,155,927
1,199,389	Pool # 254759, 4.500%, 6/1/18	1,198,646
1,623,256	Pool # 254802, 4.500%, 7/1/18	1,622,250
1,251,476	Pool # 254831, 5.000%, 8/1/23	1,258,099
2,561,503	Pool # 254908, 5.000%, 9/1/23	2,575,059
2,315,706	Pool # 254911, 5.000%, 10/1/23	2,327,962
966,720	Pool # 255320, 5.000%, 7/1/24	971,122
396,703	Pool # 602879, 6.000%, 11/1/31	410,880
1,042,853	Pool # 663808, 5.000%, 11/1/17	1,061,172
845,182	Pool # 681289, 5.500%, 1/1/18	874,688
1,528,112	Pool # 684488, 5.000%, 12/1/17	1,554,956
1,611,189	Pool # 693256, 5.000%, 4/1/18	1,639,021
2,698,825	Pool # 729535, 5.500%, 7/1/33	2,743,070

Principal Amount or Shares		Value

U.S. Government Mortgage Backed Agencies -- (Continued)

Federal National Mortgage Association -- (Continued)
$642,207	Pool # 748422, 6.000%, 8/1/33	$664,556
149,692	Pool # E65142, 6.500%, 7/1/11	158,726
2,000,000	REMIC Series 2003-83, Class TJ, 4.500%, 9/25/18	1,950,360
1,332,087	Series 2003-38, Class TC, 5.000%, 3/25/23	1,346,271
1,383,223	Series 2004-21, Class NA, 5.500%, 4/25/34	1,379,612
935,300	Series 2004-28, Class PB, 6.000%, 8/25/28	964,542
2,000,000	Series 2004-45, Class NC, 5.500%, 11/25/28	2,056,973
2,126,562	Series 2004-45, Class VD, 4.500%, 3/25/18, 4.500%, 3/25/18	2,099,466
1,091,000	Series 2847, Class NC, 4.000%, 1/15/24, 4.000%, 1/15/24	1,085,986

		33,767,875

Government National Mortgage Association -- 6.5%
4,097	Pool # 328651, 8.500%, 5/15/07	4,314
3,492,738	Pool # 3637, 5.500%, 11/20/34	3,566,880
773,523	REMIC Series 2002-13, Class KC, 6.000%, 7/16/30	778,682

		4,349,876

Total U.S. Government Mortgage Backed Agencies (Cost $55,361,229)		55,460,934

Common Stocks -- 9.4%

Real Estate Investment Trusts -- 9.4%
1,700	Acadia Realty Trust	27,710
3,400	Alexandria Real Estate Equities, Inc.	253,028
3,400	Boston Properties, Inc.	219,878
7,000	Brandywine Realty Trust	205,730
2,000	Camden Property Trust	102,000
2,000	Capital Automotive Real Estate Investment Trust, Inc.	71,050
889	Catellus Development Corp.	27,203
3,000	CBL & Associates Properties, Inc.	229,050
4,200	CenterPoint Properties Corp.	201,138
4,200	Developers Diversified Realty Corp.	186,354
5,000	Duke Realty Corp.	170,700

Shares		Value

Common Stocks -- (Continued)

Real Estate Investment Trusts -- (Continued)
1,700	Equity Office Properties Trust	$49,504
5,000	Equity Residential Properties Trust	180,900
3,000	Essex Property Trust, Inc.	251,400
2,100	General Growth Properties	75,936
800	Getty Realty Corp.	22,984
5,000	Health Care Property Investors, Inc.	138,450
5,000	Healthcare Realty Trust, Inc.	203,500
4,200	Heritage Property Investment	134,778
3,700	Home Properties, Inc.	159,100
4,600	Hospitality Properties Trust	211,600
3,800	Kimco Realty Corp.	220,362
2,100	Kramont Realty Trust	49,140
4,000	Mack-Cali Realty Corp.	184,120
3,700	Mills Corp.	235,912
2,500	Parkway Properties, Inc.	126,875
4,200	Pennsylvania Real Estate Investment Trust	179,760
5,000	Prologis Trust	216,650
4,200	Public Storage, Inc.	234,150
2,100	Regency Centers Corp.	116,340
2,500	Shurgard Storage Centers, Inc., Class A	110,025
3,400	Simon Property Group, Inc.	219,878
3,800	SL Green Realty Corp.	230,090
1,100	The Macerich Co.	69,080
5,900	United Dominion Realty Trust, Inc.	146,320
5,900	Ventas, Inc.	161,719
3,800	Vornado Realty Trust	289,294
5,000	Washington Real Estate Investment Trust	169,350
5,000	Weingarten Realty Investors	200,500

Total Common Stocks (Cost $3,632,362)		6,281,558

Principal Amount or Shares		Value

U.S. Government Agencies -- 3.7%

Federal Home Loan Mortgage Corporation -- 2.2%
$500,000	3.650%, 1/23/08	$501,737
500,000	4.750%, 10/11/12	500,181
500,000	4.500%, 4/2/14	487,002

		1,488,920

Federal National Mortgage Association -- 1.5%
1,000,000	2.875%, 5/19/08	977,281

Total U.S. Government Agencies (Cost $2,489,112)		2,466,201

Cash Equivalent -- 3.2%

2,147,442	Huntington Money Market Fund, Interfund Class*	2,147,442

Total Cash Equivalent (Cost $2,147,442)		2,147,442

Total Investments (Cost $63,630,145) (a) -- 99.6%		66,356,135

Other Assets in Excess of Liabilities -- 0.4%		235,273

Net Assets -- 100.0%		$66,591,408

See Notes to Portfolio of Investments, page 86.

Huntington Ohio Tax-Free Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

General Obligations	39.7%

Water	13.7%

Higher Education	11.5%

Facilities	11.3%

School Districts	9.5%

Medical	4.9%

Pollution Control	4.2%

Utililities	3.8%

Power	0.8%

Cash	0.1%

Other Assets in Excess of Liabilities	0.5%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

Portfolio of Investments (audited)

Principal Amount		Value

Municipal Bonds -- 99.4%

Ohio -- 99.4%
$500,000	Akron, OH, G.O., Series 2, 5.300%, 2/1/11	$535,070

375,000	Avon Lake, OH, Water System Revenue, Series A, (AMBAC Ins), 5.500%, 10/1/15	417,791

500,000	Bay Village, OH, City School District, G.O., 5.250%, 12/1/16	546,580

500,000	Butler County, OH, G.O., (AMBAC Ins), 5.000%, 12/1/12	535,670

100,000	Butler County, OH, Public Improvements, G.O., (AMBAC Ins), 5.450%, 12/1/16	106,466

200,000	Butler County, OH, Transportation Improvement Revenue, Series A, 5.125%, 4/1/17	213,052

420,000	Canton, OH, School District, G.O., (MBIA Ins), 5.350%, 12/1/15	463,420

500,000	Chagrin Falls, OH, Exempt Village School District, G.O., Series 2, 5.100%, 12/1/10	543,505

260,000	Chagrin Falls, OH, Exempt Village School District, Series 2, G.O., 5.000%, 12/1/09	281,895

75,000	Cincinnati, OH, City School District, G.O., (MBIA Ins), 5.000%, 12/1/08	81,613

150,000	Cincinnati, OH, Public Improvements, G.O., 5.000%, 12/1/12	162,488

525,000	Cincinnati, OH, Public Improvements, G.O., 5.000%, 12/1/15	561,177

150,000	Cincinnati, OH, Water System Revenue, 5.500%, 12/1/12	168,449

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$205,000	Clermont County, OH, Refunding Revenue, Mercy Health System, Series B, (AMBAC Ins), 5.625%, 9/1/16	$222,802

150,000	Cleveland, OH, G.O., (FGIC Ins), 5.500%, 11/15/13	167,012

240,000	Cleveland, OH, Parking Facilities Refunding Revenue, (MBIA Ins), 5.375%, 9/15/12	256,178

180,000	Cleveland, OH, Public Power System Refunding Revenue, Series 1, (MBIA Ins), 5.250%, 11/15/16	192,515

200,000	Cleveland, OH, Refunding Public Improvements, G.O., (MBIA Ins), 5.500%, 8/1/09	217,974

200,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/11	216,036

1,600,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/12	1,741,776

1,190,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.250%, 1/1/13	1,285,414

1,250,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.000%, 1/1/16	1,326,850

115,000	Cleveland, OH, Waterworks Refunding Revenue, Series I, (FSA Ins), 5.000%, 1/1/17	120,690

100,000	Columbus State Community College, University & College Improvements Revenue, (AMBAC Ins), 5.500%, 12/1/10	108,990

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$160,000	Columbus, OH, G.O., Series 1, 5.500%, 11/15/09	$179,965

350,000	Columbus, OH, G.O., Series 2, 5.750%, 6/15/09	389,049

600,000	Columbus, OH, Police/Fireman Disability, G.O., 5.000%, 7/15/13	641,742

2,000,000	Columbus, OH, Public Improvement, G.O., Series 2, 5.000%, 6/15/12	2,166,239

560,000	Columbus, OH, Public Improvements, Series 1, G.O., 5.000%, 6/15/12	592,905

75,000	Columbus, OH, Sewer Refunding Revenue, 5.000%, 6/1/07	79,639

53,600	Columbus, OH, Special Assessment, 5.700%, 7/15/06	55,396

50,000	Columbus, OH, University & College Improvements Revenue, (AMBAC Ins), 6.000%, 12/1/08	55,295

175,000	Columbus, OH, Water System Refunding Revenue, 5.000%, 11/1/07	187,140

370,000	Cuyahoga County, OH, Correctional Facilities Improvements, G.O., 5.000%, 12/1/17	391,871

500,000	Cuyahoga County, OH, G.O., 5.200%, 11/15/09	522,215

100,000	Cuyahoga County, OH, Hospital Refunding Revenue, Series B, (MBIA Ins), 5.500%, 1/15/16	104,754

500,000	Cuyahoga County, OH, Hospital Revenue, Walker Center, Series I, 5.250%, 1/1/13	543,590

500,000	Dayton, OH, G.O., (MBIA Ins), 5.000%, 12/1/12	538,535

435,000	Delaware County, OH, G.O., 5.000%, 12/1/18	466,799

250,000	Dover, OH, Municipal Electric System Revenue, (FGIC Ins), 5.500%, 12/1/07	259,710

205,000	Dublin, OH, Various Purposes, G.O., Series A, 6.000%, 12/1/15	238,895

500,000	Euclid, OH, G.O., 5.300%, 12/1/07	522,500

500,000	Euclid, OH, G.O., 5.450%, 12/1/08	523,170

500,000	Euclid, OH, G.O., 5.000%, 12/1/12	537,390

205,000	Fairlawn, OH, G.O., 5.750%, 12/1/13	210,006

300,000	Findlay, OH, G.O., 5.500%, 7/1/08	320,184

305,000	Franklin County, OH, G.O., 6.000%, 9/1/06	312,957

500,000	Franklin County, OH, Hospital Facility Authority Refunding Revenue, 5.800%, 11/1/10	534,620

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$125,000	Franklin County, OH, Public Improvements, G.O., 5.500%, 12/1/14	$133,198

300,000	Greene County, OH, Water Systems Revenue, Series A, (FGIC Ins), 5.750%, 12/1/09	334,356

250,000	Hamilton County, OH, Sewer Improvement Revenue, 5.000%, 12/1/14	267,835

1,795,000	Hamilton County, OH, G.O., 5.250%, 12/1/15	1,934,974

150,000	Hamilton County, OH, Sales Tax Revenue, Series B, (AMBAC Ins), 5.750%, 12/1/12	170,156

120,000	Hamilton County, OH, Sewer System Revenue, 5.000%, 12/1/13	128,561

250,000	Hancock County, OH, Public Improvements, G.O., 5.450%, 12/1/17	269,003

315,000	Hancock County, OH, Refunding & Improvement Revenue, G.O., 5.200%, 12/1/08	326,249

170,000	Hilliard, OH, G.O., 5.350%, 12/1/06	176,329

180,000	Hilliard, OH, G.O., 5.500%, 12/1/07	186,908

250,000	Hudson City, OH, Recreational Facilities Improvements, G.O., 5.000%, 12/1/14	269,560

500,000	Kent State University, OH, Revenue, (MBIA Ins), 5.300%, 5/1/10	534,700

100,000	Lakewood, OH, Sewer Systems Refunding, G.O., Series B, 5.550%, 12/1/08	104,834

200,000	Lakota, OH, Local School District, G.O., (AMBAC Ins), 7.000%, 12/1/08	231,588

150,000	London, OH, City School District, G.O., 5.500%, 12/1/14	169,139

500,000	Lorain County, OH, Revenue, Catholic Healthcare Partners, Series B, (MBIA Ins), 6.000%, 9/1/08	551,575

100,000	Lorain, OH, Water Authority Revenue, (AMBAC Ins), 5.100%, 10/1/09	110,277

500,000	Lucas County, OH, G.O., 5.400%, 12/1/15	523,875

50,000	Lucas County, OH, G.O., (AMBAC Ins), 5.375%, 12/1/11	53,768

205,000	Lucas County, OH, Juvenile Justice, G.O., (FGIC Ins), 5.750%, 11/15/11	220,051

500,000	Mahoning County, OH, Sewer Systems, Refunding Revenue, (AMBAC Ins), 5.200%, 12/1/14	547,090

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$100,000	Mansfield, OH, City School District, G.O., (MBIA Ins) (Various), 5.350%, 12/1/14	$109,190

500,000	Mason, OH, City School District, G.O., 5.150%, 12/1/12	548,440

175,000	Medina, OH, City School District, G.O., (FGIC Ins), 4.850%, 12/1/10	188,916

300,000	Mentor, OH, Public Improvements, G.O., 5.250%, 12/1/10	320,682

250,000	Miami County, OH, G.O., 4.875%, 12/1/10	267,023

200,000	Middleburg Heights, OH, Hospital Refunding Revenue, Southwest General Health Center, 5.625%, 8/15/15	220,990

500,000	Montgomery County, OH, G.O., 5.400%, 12/1/11	536,345

100,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/11	112,723

50,000	Montgomery County, OH, Public Improvements, G.O., 5.500%, 12/1/13	55,826

100,000	Montgomery County, OH, Solid Waste Revenue, (MBIA Ins), 5.500%, 11/1/10	104,610

100,000	Muskingum County, OH, Hospital Facilities Refunding Revenue, Bethesda Hospital Association, (Connie Lee Ins), 5.400%, 12/1/16	106,609

250,000	Muskingum County, OH, Refunding & Improvement Revenue, Bethesda Care System, (Connie Lee Ins), 5.350%, 12/1/07	268,770

100,000	North Olmsted, OH, Public Improvements Refunding, G.O., (FGIC Ins), 5.250%, 12/1/11	111,165

100,000	North Olmsted, OH, Public Improvements Refunding, G.O., (FGIC Ins), 5.500%, 12/1/12	112,102

100,000	North Olmsted, OH, Public Improvements, G.O., (AMBAC Ins), 5.000%, 12/1/16	105,951

400,000	Northeast, OH, Regional Sewer District Refunding Revenue (AMBAC Ins), 5.500%, 11/15/12	415,008

235,000	Norwalk, OH, Refunding, G.O., 5.550%, 4/1/09	248,745

250,000	Norwalk, OH, Refunding, G.O., 5.600%, 4/1/10	264,775

300,000	Norwalk, OH, Refunding, G.O., 5.900%, 4/1/15	318,057

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$1,500,000	Ohio State Building Authority Facilities Revenue, Administration Building, Series A, 5.250%, 10/1/11	$1,680,090

420,000	Ohio State Building Authority Facilities Revenue, Administration Building, Series A, 5.375%, 10/1/12	472,744

1,020,000	Ohio State Building Authority Facilities Revenue, Administration Building, Series A, 5.375%, 10/1/14	1,137,575

75,000	Ohio State Building Authority Sports Facilities Revenue, 5.250%, 10/1/13	82,045

70,000	Ohio State Building Authority Sports Facilities Revenue, (FSA Ins), 5.200%, 10/1/09	75,947

300,000	Ohio State Building Authority Sports Facilities Revenue, (FSA Ins), 5.375%, 10/1/11	326,778

50,000	Ohio State Building Authority State Facilities Revenue, Administration Building, Series A, 4.875%, 10/1/09	52,785

300,000	Ohio State Building Authority State Facilities Revenue, Administration Building, Series A, 5.375%, 10/1/13	337,674

400,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/09	447,788

200,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/13	226,698

135,000	Ohio State Building Authority State Facilities Revenue, Adult Correctional, Series A, 5.500%, 10/1/15	153,021

100,000	Ohio State Building Authority State Facilities Revenue, Highway Safety Building, Series A, 5.375%, 10/1/11	107,733

300,000	Ohio State Building Authority State Facilities Revenue, Juvenile Correctional, 5.250%, 10/1/10	329,940

500,000	Ohio State Building Authority State Facilities Revenue, Series A, (FSA Ins), 5.500%, 10/1/12	566,745

200,000	Ohio State Higher Education Capital Facilities, G.O., Series B, 5.625%, 5/1/15	227,008

190,000	Ohio State Higher Education Capital Facilities, G.O., Series II-A, 5.500%, 12/1/09	213,913

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$1,000,000	Ohio State Higher Education Facilities Revenue, Case Western Reserve University, 5.000%, 10/1/11	$1,068,759

335,000	Ohio State Higher Education, G.O., Series A, 5.000%, 5/1/09	366,939

300,000	Ohio State Higher Educational Facilities Revenue, Xavier University, (MBIA Ins), 5.350%, 5/15/12	324,120

400,000	Ohio State Infrastructure Improvement Refunding, G.O., Series R, 5.250%, 8/1/12	433,436

50,000	Ohio State Mental Health Capital Facilities Revenue, Series II-A, 5.000%, 6/1/08	54,090

810,000	Ohio State Natural Resources Capital Facilities, G.O., 4.800%, 4/1/10	863,645

2,040,000	Ohio State Public Facilities Commission Refunding Revenue, Series II-A, (MBIA Ins), 5.000%, 12/1/11	2,189,736

175,000	Ohio State Public Facilities Commission Revenue, Higher Education Capital Facilities, Series II-A, 5.000%, 11/1/12	191,182

100,000	Ohio State Turnpike Commission Revenue, Series B, (FGIC Ins), 5.250%, 2/15/12	109,044

500,000	Ohio State University General Receipts Revenue, Series A, 5.100%, 12/1/10	549,470

100,000	Ohio State University General Receipts Revenue, Series A, 5.125%, 12/1/11	109,863

900,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 12/1/14	975,789

1,000,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 6/1/15	1,071,340

100,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 12/1/15	107,134

100,000	Ohio State Water Development Authority Pollution Control Facilities Revenue, (MBIA Ins), 5.000%, 6/1/16	107,134

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$170,000	Ohio State Water Development Authority Revenue, (AMBAC Ins), 6.000%, 12/1/08	$170,549

200,000	Ohio State Water Development Authority Revenue, (FSA Ins), 5.250%, 12/1/11	217,216

100,000	Ohio State Water Development Authority Revenue, (MBIA Ins), 5.000%, 12/1/09	107,396

150,000	Ohio State Water Development Authority Revenue, Fresh Water Series, (FSA Ins), 5.250%, 12/1/10	163,065

745,000	Ohio State Water Development Authority Revenue, Public Improvements, (FSA Ins), 5.000%, 6/1/14	792,866

975,000	Ohio State Water Development Authority, Sewer System Improvements Revenue, (FSA Ins), 5.000%, 6/1/15	1,035,371

250,000	Plain, OH, Local School District, G.O., (FGIC Ins), 5.700%, 12/1/14	284,845

55,000	Portage County, OH, Hospital Revenue, 5.800%, 11/15/15	57,602

500,000	Solon, OH, G.O., 5.250%, 12/1/07	518,580

500,000	Springboro, OH, Community School District Refunding, G.O., (AMBAC Ins), 5.250%, 12/1/16	530,480

250,000	Stow, OH, Public Improvements, G.O., (MBIA Ins), 6.150%, 12/1/15	263,795

55,000	Strongsville, OH, G.O., 6.700%, 12/1/11	60,287

250,000	Summit County, OH, Public Improvements, G.O., Series A, (FGIC Ins), 5.000%, 12/1/12	267,835

235,000	Swanton, OH, Local School Disctrict, School Improvement, G.O., (FGIC Ins), 4.900%, 12/1/15	254,012

500,000	Teays Valley, OH, Local School District, School Facilities Construction & Improvement, G.O., (FGIC Ins), 5.150%, 12/1/14	541,715

315,000	Toledo, OH, Sewer System Revenue, 5.250%, 11/15/13	349,908

500,000	Troy, OH, Capital Facilities, G.O., 6.250%, 12/1/11	566,380

350,000	Trumbull County, OH, Public Improvements Refunding, G.O., (MBIA Ins), 5.125%, 12/1/13	390,807

100,000	University of Akron, OH, General Receipts Revenue, (AMBAC Ins), 5.125%, 1/1/11	106,844

Principal Amount		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$500,000	University of Cincinnati, OH, Certificate Participation, University Center Project, (MBIA Ins), 5.100%, 6/1/11	$555,530

250,000	University of Cincinnati, OH, General Receipts Revenue, Series V, 5.250%, 6/1/08	255,450

265,000	University of Cincinnati, OH, General Receipts Revenue, Series V, 5.350%, 6/1/09	270,883

100,000	University of Cincinnati, OH, General Receipts Revenue, Series W, 5.650%, 6/1/11	105,602

300,000	University of Cincinnati, OH, General Receipts Revenue, Series Z, 5.000%, 6/1/17	318,699

175,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, G.O., 5.250%, 12/1/08	181,279

185,000	Warren County, OH, Sewer Improvement, P&G Co./Lower Miami, G.O., 5.350%, 12/1/09	191,802

400,000	Warren County, OH, Water Improvement, The P&G Project, G.O., 5.250%, 12/1/07	414,352

500,000	Wauseon Village, OH, School District, G.O., 5.450%, 12/1/14	541,375

100,000	West Holmes, OH, Local School District, G.O., (MBIA Ins), 5.100%, 12/1/11	106,585

Principal Amount or Shares		Value

Municipal Bonds -- (Continued)

Ohio -- (Continued)
$500,000	Westlake, OH, City School District, G.O., Series A, 5.500%, 12/1/10	$549,090

500,000	Westlake, OH, Refunding & Improvement, G.O., 5.350%, 12/1/10	551,920

165,000	Whitehall, OH, Public Improvements, G.O., (AMBAC Ins), 4.950%, 12/1/10	176,637

100,000	Worthington, OH, City School District Refunding, G.O., (FGIC Ins), 5.000%, 12/1/09	109,174

100,000	Youngstown, OH, G.O., (MBIA Ins), 6.125%, 12/1/14	102,493

		58,578,521

Total Municipal Bonds (Cost $56,571,885)		58,578,521

Cash Equivalent -- 0.1%

62,612	Fidelity Institutional Tax-Exempt Fund	62,612

Total Cash Equivalent (Cost $62,612)		62,612

Total Investments (Cost $56,634,497) (a) -- 99.5%		58,641,133

Other Assets in Excess of Liabilities -- 0.5%		308,915

Net Assets -- 100.0%		$58,950,048

See Notes to Portfolio of Investments, page 86.

Huntington Short/Intermediate Fixed Income Securities Fund

December 31, 2004

Portfolio of Investments Summary Table (unaudited)

Asset Allocation	Percentage of Net Assets

Corporate Bonds	64.5%

U.S. Agency Bonds	34.3%

Cash[1]	0.4%

Other Assets in Excess of Liabilities	0.8%

Total	100.0%

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2004, and are based on net assets.

1 Cash includes investments in an affiliated money market fund.

Portfolio of Investments (audited)

Principal Amount		Value

Corporate Bonds -- 64.5%

Agricultural Services -- 1.3%
$2,000,000	Monsanto Co., 4.000%, 5/15/08	$2,006,416

Audio/Video Products -- 1.0%
1,495,000	Harman International Industries, Inc., 7.125%, 2/15/07	1,587,467

Banks -- 2.0%
3,000,000	KeyCorp., 4.700%, 5/21/09	3,067,017

Bottled & Canned Soft Drinks -- 1.9%
3,000,000	PepsiAmericas, Inc., 3.875%, 9/12/07	2,997,444

Building & Construction Products -- 1.3%
2,000,000	Masco Corp., 6.750%, 3/15/06	2,083,380

Chemicals -- 2.0%
3,000,000	Chevron Phillips Chemical Co., 5.375%, 6/15/07	3,109,713

Computers -- 1.3%
2,000,000	Hewlett Packard Co., 7.150%, 6/15/05	2,038,066

Consumer Products -- 4.5%
2,000,000	Costco Wholesale Corp., 5.500%, 3/15/07	2,079,444
3,000,000	Earthgrains Co., 6.500%, 4/15/09	3,287,205
1,500,000	Fortune Brands, Inc., 2.875%, 12/1/06	1,485,945

		6,852,594

Electrical Services -- 4.3%
2,000,000	Alabama Power Co., 3.125%, 5/1/08	1,958,964
1,000,000	Baltimore Gas & Electric, 5.250%, 12/15/06	1,031,571
3,000,000	Virginia Electric & Power, 5.750%, 3/31/06	3,088,359
455,000	Wisconsin Energy, 5.875%, 4/1/06	470,205

		6,549,099

Financial Services -- 11.8%
3,000,000	AIG International Lease Finance Corp., 4.500%, 5/1/08	3,038,315
2,000,000	Bear Stearns Co., 3.000%, 3/30/06	1,995,868
3,000,000	Countrywide Home Loan, 3.250%, 5/21/08	2,933,481
1,000,000	Ford Motor Credit Co., 6.500%, 1/25/07	1,039,847

Principal Amount		Value

Corporate Bonds -- (Continued)

Financial Services -- (Continued)
$1,000,000	General Motors Acceptance Corp., 6.750%, 1/15/06	$1,025,880
2,000,000	General Motors Acceptance Corp., 6.125%, 8/28/07	2,059,248
2,000,000	MBIA Global Funding LLC, 2.875%, 11/30/06 (c)	1,976,938
2,000,000	Morgan Stanley, 3.875%, 1/15/09	1,988,882
2,000,000	Textron Financial Corp., 3.274%, 2/11/05***	2,001,380

		18,059,839

Insurance -- 2.1%
2,100,000	Metlife, Inc., 5.250%, 12/1/06	2,167,208
1,000,000	Prudential Financial, 6.375%, 7/23/06 (c)	1,051,696

		3,218,904

Miscellaneous Business Services -- 3.4%
2,000,000	Computer Science Corp., 6.750%, 6/15/06	2,094,104
3,000,000	Rockwell International Corp., 6.150%, 1/15/08	3,193,170

		5,287,274

Motion Picture & Video Production -- 0.7%
1,000,000	Viacom, Inc., 5.625%, 5/1/07	1,045,501

Oil & Gas Exploration Services -- 1.3%
2,000,000	Burlington Resources, Inc., 5.600%, 12/1/06	2,071,858

Personal Credit Institutions -- 1.9%
3,000,000	Household Finance Corporation, 4.125%, 11/16/09	2,983,869

Petroleum Refining -- 2.6%
2,000,000	Anadarko Petroleum Corp., 3.250%, 5/1/08	1,965,614
2,000,000	Marathon Oil, 5.375%, 6/1/07	2,079,740

		4,045,354

Printing & Publishing -- 1.3%
1,000,000	Knight-Ridder, Inc., 6.300%, 12/15/05	1,025,938
1,000,000	Reed Elsevier Capital, Inc., 7.000%, 5/15/05	1,014,894

		2,040,832

Principal Amount		Value

Corporate Bonds -- (Continued)

Pulp Mills -- 0.6%
$900,000	Weyerhaeuser Co., 5.500%, 3/15/05	$904,145

Radio Broadcasting -- 2.0%
3,000,000	Clear Channel Communications, Inc., 4.625%, 1/15/08	3,046,347

Railroad Transportation -- 2.0%
3,000,000	Union Pacific Corp., 5.750%, 10/15/07	3,156,654

Real Estate Investment Trusts -- 3.9%
2,000,000	Amb Property L.P., 7.200%, 12/15/05	2,068,644
2,000,000	Archstone-Smith Trust, 3.000%, 6/15/08	1,930,296
2,000,000	HRPT Properties, 6.700%, 2/23/05	2,009,952

		6,008,892

Residential Building Construction -- 2.0%
3,000,000	Centex Corp., 4.750%, 1/15/08	3,060,624

Retail -- 4.0%
3,000,000	CVS Corp., 3.875%, 11/1/07	3,013,545
3,000,000	Tandy Corp., 6.950%, 9/1/07	3,246,645

		6,260,190

Surgical & Medical Instruments -- 0.7%
1,000,000	Baxter International, Inc., 7.125%, 2/1/07	1,061,118

Telephone Communication -- 3.4%
1,000,000	Bell Atlantic Financial, 7.600%, 3/15/07	1,082,609
3,000,000	Cingular Wireless, 5.625%, 12/15/06	3,115,884
1,000,000	GTE North, Inc., 5.650%, 11/15/08	1,041,829

		5,240,322

Tools & Accessories -- 0.6%
1,000,000	Stanley Works, 3.500%, 11/1/07	996,951

Wholesale Distribution -- 0.6%
1,000,000	Cardinal Health, Inc., 4.450%, 6/30/05	1,004,523

Total Corporate Bonds (Cost $100,439,051)		99,784,393

U.S. Government Agencies -- 34.3%

Federal Farm Credit Bank -- 1.6%
2,500,000	3.875%, 8/14/09	2,501,748

Federal Home Loan Bank -- 12.0%
500,000	1.450%, 7/22/05	496,543
5,500,000	6.875%, 8/15/05	5,639,573
2,000,000	2.200%, 12/30/05	1,984,376
2,000,000	2.950%, 9/14/06	1,992,024
1,000,000	3.300%, 9/14/07	997,139
2,000,000	3.375%, 2/15/08	1,990,314
1,000,000	3.500%, 3/24/08	998,591
1,500,000	3.500%, 4/28/08	1,496,478
2,000,000	3.875%, 8/22/08	2,002,980
1,000,000	3.500%, 12/26/08	989,524

		18,587,542

Principal Amount or Shares		Value

U.S. Government Agencies -- (Continued)

Federal Home Loan Mortgage Corporation -- 13.6%
$5,000,000	5.250%, 1/15/06	$5,107,105
3,000,000	2.000%, 6/9/06	2,952,237
2,000,000	3.050%, 1/19/07	1,991,526
1,000,000	4.260%, 7/19/07	1,016,626
3,000,000	3.500%, 4/1/08	2,982,957
2,000,000	3.650%, 5/7/08	1,999,818
3,000,000	3.600%, 5/22/08	3,000,324
1,000,000	3.875%, 1/12/09	995,874
1,000,000	4.720%, 5/19/09	1,007,584

		21,054,051

Federal National Mortgage Association -- 7.1%
2,000,000	2.650%, 2/23/07	1,973,624
2,000,000	3.050%, 4/20/07	1,987,844
2,000,000	3.750%, 5/17/07	2,003,760
2,000,000	3.750%, 9/15/08	1,990,326
2,000,000	3.625%, 3/16/09	1,986,536
1,000,000	3.850%, 4/14/09	1,000,434
		10,942,524

Total U.S. Government Agencies (Cost $53,101,736)		53,085,865

Cash Equivalent -- 0.4%

632,202	Huntington Money Market Fund, Interfund Class*	632,202

Total Cash Equivalent (Cost $632,202)		632,202

Total Investments (Cost $154,172,989) (a) -- 99.2%		153,502,460

Other Assets in Excess of Liabilities -- 0.8%		1,210,231

Net Assets -- 100.0%		$154,712,691

See Notes to Portfolio of Investments, page 86.

(See notes which are an integral part of the Financial Statements)

Notes to Portfolio of Investments

(a) See Notes to Financial Statements for unrealized appreciation (depreciation) of securities.

(b) Non-income producing security.

(c) Rule 144A, Section 4(2) or other security, which is restricted to institutional investors.

(d) All or part of the security was on loan as of December 31, 2004.

* Affiliated

** Variable Rate Demand Notes--rates disclosed in effect at December 31, 2004

*** Variable Rate Demand Notes--rates disclosed in effect at November 11, 2004

The categories of investments are shown as a percentage of net assets.

The following abbreviations are used in the Portfolio of Investments:

ADR -- American Depositary Receipt	FSA -- Financial Security Assurance
AMBAC -- American Municipal Bond Assurance Corporation	GO -- General Obligation
AMEX -- American Stock Exchange	LOC -- Letter of Credit
BAN -- Bank Anticipation Notes	MBIA -- Municipal Bond Insurance Association
COP -- Certificate of Participation	MSCI -- Morgan Stanley Capital International
EAFE -- Europe Australasia Far East	REMIC -- Real Estate Mortgage Investment Conduit
EMU -- European Monetary Union	S&P -- Standard & Poor’s
FGIC -- Financial Guaranty Insurance Corporation	SPDR -- Standard & Poor’s Depository Receipt
FNMA -- Federal National Mortgage Association

Statements of Assets and Liabilities

December 31, 2004

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund

Assets:
Investments, at value*	$26,478,414	$638,467,335	$176,977,024
Investment in affilated securities, at value	--	--	--

Total Investments	26,478,414	638,467,335	176,977,024

Investments in repurchase agreements, at cost	--	50,386,500	--
Cash	--	12	--
Foreign currencies, at value (cost $0; $0; $0; $0; $0; $0; $0; $1,862,415 and $0)	--	--	--
Income receivable	74,459	81,671	401,276
Receivable for investments sold	--	--	--
Receivable for shares sold	--	--	--
Tax reclaims receivable	--	--	--
Prepaid expenses and other assets	10,400	24,734	10,305

Total assets	26,563,273	688,960,252	177,388,605

Liabilities:
Options written, at value (premiums received $0; $0; $0; $0; $26,775; $0; $1,004,037; $0 and $0)	--	--	--
Cash overdraft	--	--	116
Income distribution payable	12,812	655,764	95,693
Payable for investments purchased	--	--	--
Payable for shares redeemed	--	--	--
Payable for return of collateral received for securities on loan	--	--	--
Accrued expenses and other payables
Investment Advisor fees	7,017	160,651	42,381
Administration fees	1,988	47,423	12,008
Sub-Administration fees	1,169	27,894	7,063
Custodian fees	608	14,506	3,673
Portfolio accounting fees	2,084	26,517	7,512
Distribution fees	6,688	179,425	55,775
Trustees’ fees	215	5,025	1,191
Other	4,358	102,311	25,038

Total liabilities	36,939	1,219,516	250,450

Net Assets	$26,526,334	$687,740,736	$177,138,155

Net Assets Consist of:
Paid in capital	$26,529,721	$688,233,829	$177,150,911
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	--	--	--
Accumulated net realized gain (loss) on investments, options and foreign currency transactions	(3,389)	(493,093)	(12,756)
Accumulated net investment income (loss)	2	--	--

Total Net Assets	$26,526,334	$687,740,736	$177,138,155

Trust Shares	$19,247,029	$440,112,144	$71,891,351

Investment A Shares	$7,279,305	$217,570,226	$105,246,804

Investment B Shares	--	54,393	--

Interfund Shares	--	30,003,973	--

Shares Outstanding:
Trust Shares	19,247,753	440,605,429	71,892,261

Investment A Shares	7,280,698	217,552,718	105,251,180

Investment B Shares	--	54,596	--

Interfund Shares	--	30,026,578	--

Net Asset Value, Redemption Price and Offering Price Per Share:
Net Asset Value and Redemption Price Per Share
Trust Shares	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00

Investment B Shares (1)	--	$1.00	--

Interfund Shares	--	$1.00	--

Offering Price Per Share*(100%/(100%--maximum sales charge) of net asset value adjusted to the nearest cent):
Trust Shares	$1.00	$1.00	$1.00

Investment A Shares	$1.00	$1.00	$1.00

Investment B Shares	--	$1.00	--

Interfund Shares	--	$1.00	--

Maximum Sales Charge-Investment A Shares	--	--	--

Investments, at cost	$26,478,414	$638,467,335	$176,977,024

* Includes securities on loan of $0; $0; $0; $0; $1,057,180; $738,780; $5,514,750; $0; and $0.

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund	Huntington Macro 100 Fund

$279,164,062	$106,253,995	$267,402,919	$223,914,950	$132,562,581	$19,579,939
--	709,476	3,320,900	1,543,106	--	190,757

279,164,062	106,963,471	270,723,819	225,458,056	132,562,581	19,770,696

175,461,900	--	--	--	9,042,000	--
11	86	114	370	187	33
--	--	--	--	1,945,493	--
23,674	438,167	327,182	443,312	170,419	11,917
--	3,045,523	--	--	1,048,100	--
--	110,964	8,084	26,467	--	15,741
--	--	--	--	73,400	--
22,198	21,222	13,406	13,506	19,582	5,249

454,671,845	110,579,433	271,072,605	225,941,711	144,861,762	19,803,636

--	104,250	--	1,008,840	--	--
--	--	--	--	--	--
470,240	--	--	--	--	--
--	4,645,620	--	--	7,370,228	--
--	82,585	5,104	5,139	--	--
--	1,080,375	756,000	5,628,750	--	--

80,225	66,940	137,854	111,651	110,979	12,367
34,096	7,587	19,530	15,818	9,433	1,397
20,055	4,462	11,487	9,304	5,549	822
10,430	2,321	5,974	4,838	2,805	427
14,560	5,771	11,592	9,730	6,489	2,337
110,752	33,827	63,682	52,861	28,324	4,735
2,948	777	1,940	1,611	899	140
65,014	15,822	41,045	33,575	19,058	2,899

808,320	6,050,337	1,054,208	6,882,117	7,553,764	25,124

$453,863,525	$104,529,096	$270,018,397	$219,059,594	$137,307,998	$19,778,512

$453,868,164	$94,020,242	$141,848,547	$147,421,659	$106,928,410	$17,786,601
--	7,439,922	128,878,132	71,491,994	32,586,121	1,991,911
(4,640)	2,960,280	(708,433)	145,941	(2,220,727)	--
1	108,652	151	--	14,194	--

$453,863,525	$104,529,096	$270,018,397	$219,059,594	$137,307,998	$19,778,512

$402,817,270	$80,182,412	$252,370,730	$205,576,946	$135,845,069	$18,129,417

$51,046,255	$7,792,858	$11,317,124	$5,225,948	$808,423	$840,574

--	$16,553,826	$6,330,543	$8,256,700	$654,506	$808,521

--	--	--	--	--	--

402,792,069	6,919,097	6,136,633	6,177,957	12,729,785	1,619,043

51,078,524	672,413	278,046	157,001	75,961	75,215

--	1,430,965	159,632	248,882	62,485	72,354

--	--	--	--	--	--

$1.00	$11.59	$41.13	$33.28	$10.67	$11.20

$1.00	$11.59	$40.70	$33.29	$10.64	$11.18

--	$11.57	$39.66	$33.18	$10.47	$11.17

--	--	--	--	--	--

$1.00	$11.59	$41.13	$33.28	$10.67	$11.20

$1.00	$12.30	$43.18	$35.32	$11.29	$11.86

--	$11.57	$39.66	$33.18	$10.47	$11.17

--	--	--	--	--	--

--	5.75%	5.75%	5.75%	5.75%	5.75%

$279,164,062	$99,446,073	$141,845,687	$153,961,259	$100,068,150	$17,778,785

Statements of Assets and Liabilities

December 31, 2004

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund

Assets:
Investments, at value*	$145,386,768	$62,829,055	$24,676,715	$62,280,939
Investments in affiliates of securities, at value	6,751,431	2,944,818	572,722	1,714,854

Total Investments	152,138,199	65,773,873	25,249,437	63,995,793

Cash	129	--	572	553
Income receivable	119,495	35,565	9,419	33,211
Receivable for shares sold	16,843	2,700	397	27,194
Prepaid expenses and other assets	20,718	17,179	7,241	3,297

Total assets	152,295,384	65,829,317	25,267,066	64,060,048

Liabilities:
Options written, at value (premiums received $0; $0; $0; $78,648; $0; $0; $0; $0; $0 and $0)	--	--	--	49,500
Income distributions payable	--	--	--	--
Payable for investments purchased	--	--	--	571,292
Payable for shares redeemed	120,197	18,658	--	35
Payable for return of collateral received for securities on loan	3,787,211	2,805,500	--	2,495,600
Accrued expenses and other payables
Investment adviser fees	93,122	43,869	10,539	37,418
Administration fees	10,554	4,387	1,792	4,247
Sub-Administration fees	6,208	2,580	1,054	2,488
Custodian fees	3,228	1,342	548	1,297
Portfolio accounting fees	7,537	4,415	1,864	3,649
Distribution fees	36,113	14,595	5,596	13,658
Trustees’ fees	1,088	419	182	424
Other	21,955	9,003	3,687	8,713

Total liabilities	4,087,213	2,904,768	25,262	3,188,321

Net Assets	$148,208,171	$62,924,549	$25,241,804	$60,871,727

Net Assets Consist of:
Paid in capital	$104,588,979	$45,014,478	$22,560,846	$43,325,460
Net unrealized appreciation (depreciation) of investments, options and translation of assets and liabilities in foreign currency	46,329,497	17,910,071	4,397,226	17,127,757
Accumulated net realized gain (loss) on investments and foreign currency transactions	(2,710,305)	--	(1,716,268)	418,510
Accumulated net investment income (loss)	--	--	--	--

Total Net Assets	$148,208,171	$62,924,549	$25,241,804	$60,871,727

Trust Shares	$137,759,138	$59,263,102	$23,612,999	$57,942,448

Investment A Shares	$3,180,044	$1,292,109	$1,628,805	$1,302,330

Investment B Shares	$7,268,989	$2,369,338	$--	$1,626,949

Shares Outstanding:
Trust Shares	9,911,614	4,131,947	2,254,186	3,389,908

Investment A Shares	231,229	90,832	156,345	76,607

Investment B Shares	538,103	169,959	--	96,836

Net Asset Value, Redemption Price and Offering Price Per Share:
Net Asset Value and Redemption Price Per Share
Trust Shares	$13.90	$14.34	$10.48	$17.09

Investment A Shares	$13.75	$14.23	$10.42	$17.00

Investment B Shares (1)	$13.51	$13.94	--	$16.80

Offering Price Per Share(100%/(100%--maximum sales charge) of net asset value adjusted to the nearest cent):
Trust Shares	$13.90	$14.34	$10.48	$17.09

Investment A Shares	$14.59	$15.10	$10.58	$18.04

Investment B Shares	$13.51	$13.94	--	$16.80

Maximum Sales Charge--Investment A Shares	5.75%	5.75%	1.50%	5.75%

Investments, at cost	$105,808,702	$47,863,802	$20,852,211	$46,897,275

* Includes securities on loan of $3,702,269; $2,748,476; $0; $2,439,798; $0; $0; $0; $0; $0 and $0.

(1) For Investment B Shares, the redemption price per share varies by length of time shares are held.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$164,028,815	$92,424,683	$31,627,646	$64,208,693	$58,641,133	$152,870,258
2,679,513	2,041,098	--	2,147,442	--	632,202

166,708,328	94,465,781	31,627,646	66,356,135	58,641,133	153,502,460

53	--	--	--	--	--
2,396,281	845,797	339,663	295,700	489,587	1,718,808
10,476	--	--	--	--	--
9,995	9,151	9,655	5,636	10,303	9,218

169,125,133	95,320,729	31,976,964	66,657,471	59,141,023	155,230,486

--	--	--	--	--	--
504,803	267,802	64,061	--	127,708	342,547
--	--	390,867	--	--	--
99,756	18,426	350	67	380	21,235
--	--	--	--	--	--

71,549	39,733	13,882	27,929	25,036	66,034
12,164	6,755	2,266	4,748	4,256	11,226
7,155	3,973	1,333	2,793	2,504	6,603
3,721	2,066	693	1,452	1,302	3,434
8,924	5,464	3,835	4,304	5,671	7,546
38,153	21,013	8,430	14,517	14,521	33,901
1,274	662	222	458	444	1,168
25,967	14,230	4,809	9,795	9,153	24,101

773,466	380,124	490,748	66,063	190,975	517,795

$168,351,667	$94,940,605	$31,486,216	$66,591,408	$58,950,048	$154,712,691

$163,953,203	$93,785,166	$30,714,100	$63,870,385	$56,919,927	$156,913,938
3,898,003	1,172,648	780,083	2,725,990	2,006,636	(670,529)
500,461	(17,209)	(7,967)	(45,922)	23,485	(1,529,659)
--	--	--	40,955	--	(1,059)

$168,351,667	$94,940,605	$31,486,216	$66,591,408	$58,950,048	$154,712,691

$162,997,812	$90,288,450	$24,588,542	$64,852,821	$52,564,866	$150,174,805

$2,314,348	$4,182,148	$6,108,374	$1,256,733	$4,656,645	$4,537,886

$3,039,507	$470,007	$789,300	$481,854	$1,728,537	--

7,677,206	8,583,822	2,285,854	7,189,525	2,444,571	7,678,270

109,028	397,669	567,822	138,600	216,685	231,963

143,380	44,666	73,410	53,402	80,433	--

$21.23	$10.52	$10.76	$9.02	$21.50	$19.56

$21.23	$10.52	$10.76	$9.07	$21.49	$19.56

$21.20	$10.52	$10.75	$9.02	$21.49	--

$21.23	$10.52	$10.76	$9.02	$21.50	$19.56

$22.29	$11.04	$11.30	$9.52	$22.56	$19.86

$21.20	$10.52	$10.75	$9.02	$21.49	--

4.75%	4.75%	4.75%	4.75%	4.75%	1.50%

$162,810,325	$93,293,133	$30,847,563	$63,630,145	$56,634,497	$154,172,989

Statements of Operations

Year Ended December 31, 2004

	Huntington Florida Tax-Free Money Fund	Huntington Money Market Fund	Huntington Ohio Municipal Money Market Fund

Investment Income:
Dividend income	$6,720	$66,696	$35,003
Dividend income from affiliated securities	--	--	--
Interest income	313,813	8,923,460	2,044,057
Income from securities lending	--	--	--

Total investment income	320,533	8,990,156	2,079,060

Expenses:
Investment adviser fees	77,954	1,917,817	503,182
Administration fees	19,963	511,388	128,477
Sub-Administration fees	15,116	389,230	97,955
Custodian fees	6,756	173,458	43,610
Transfer and dividend disbursing agent fees and expenses	8,268	214,888	54,046
Trustees’ fees	999	26,476	6,599
Auditing fees	3,270	75,640	19,424
Legal fees	1,862	50,225	12,698
Portfolio accounting fees	23,708	313,234	85,601
Distribution services fee--Investment A Shares	18,588	590,545	238,065
Distribution services fee--Investment B Shares	--	436	--
Shareholder services fee--Trust Shares	46,374	996,673	181,254
Shareholder services fee--Investment A Shares	18,588	590,545	238,065
Shareholder services fee--Investment B Shares	--	145	--
Share registration costs	30,761	48,654	33,374
Printing and postage	2,600	66,828	16,595
Insurance premiums	1,487	25,550	8,172
Other	1,514	39,971	10,275

Total expenses	277,808	6,031,703	1,677,392

Waivers:
Waiver of investment adviser fees	(185)	--	--
Waiver of shareholder services fee--Trust Shares	(18,441)	(1,066)	--
Waiver of shareholder services fee--Investment A Shares	(7,791)	(494)	(9,200)
Waiver of shareholder services fee--Investment B Shares	--	(145)	--
Waiver of distribution services fee--Investment A Shares	(13,047)	(293,478)	(112,430)
Waiver of distribution services fee--Investment B Shares	--	(436)	--

Total waivers	(39,464)	(295,619)	(121,630)

Net expenses	238,344	5,736,084	1,555,762

Net investment income (loss)	82,189	3,254,072	523,298

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	(3,158)	(3,032)	(12,756)
Net realized gain (loss) on option transactions	--	--	--
Net realized gain (loss) on foreign currency transactions	--	--	--

Net realized gain (loss) on investments, options and foreign currency transactions	(3,158)	(3,032)	(12,756)
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	--	--	--

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	(3,158)	(3,032)	(12,756)

Change in net assets resulting from operations	$79,031	$3,251,040	$510,542

(1) Fund commenced operations on April 30, 2004.

(2) Net of foreign dividend taxes withheld of $172,682.

(See notes which are an integral part of the Financial Statements)

Huntington U.S. Treasury Money Market Fund	Huntington Dividend Capture Fund	Huntington Growth Fund	Huntington Income Equity Fund	Huntington International Equity Fund		Huntington Macro 100 Fund (1)

$--	$4,950,450	$3,610,751	$6,360,618	$2,214,184	(2)	$219,333
--	11,196	50,668	22,238	--		1,856
6,120,996	--	3,000	--	22,121		--
--	2,340	1,433	1,009	--		--

6,120,996	4,963,986	3,665,852	6,383,865	2,236,305		221,189

995,322	657,432	1,582,723	1,279,831	1,063,417		71,934
381,044	67,471	202,335	163,638	81,869		7,510
290,792	50,866	153,776	124,322	61,692		5,438
129,395	22,792	68,587	55,461	30,267		2,494
154,708	28,885	85,996	69,355	34,853		3,251
19,204	3,496	10,448	8,578	4,156		387
55,983	13,249	33,849	27,507	15,430		2,127
37,174	6,496	20,083	16,220	8,049		511
218,555	61,255	134,837	113,336	67,361		18,501
100,935	24,291	28,867	10,959	2,150		751
--	108,244	43,693	54,921	4,004		2,317
1,143,214	158,772	616,038	503,998	262,370		22,455
100,935	24,291	28,867	10,959	2,150		751
--	36,082	14,564	18,307	1,335		772
33,611	41,735	44,709	45,831	41,398		44,342
50,060	9,010	26,750	21,649	10,866		1,057
1,434	4,947	13,246	11,062	6,054		--
55,267	7,007	17,758	13,884	8,116		2,211

3,767,633	1,326,321	3,127,126	2,549,818	1,705,537		186,809

--	--	--	--	--		--
--	--	--	--	--		--
--	--	--	--	--		--
--	--	--	--	--		--
(6,985)	--	--	--	--		--
--	--	--	--	--		--

(6,985)	--	--	--	--		--

3,760,648	1,326,321	3,127,126	2,549,818	1,705,537		186,809

2,360,348	3,637,665	538,726	3,834,047	530,768		34,380

(4,640)	6,598,187	4,341,670	6,453,126	6,266,104		1
--	18,097	--	(1,273,065)	--		--
--	--	--	--	99,188		--

(4,640)	6,616,284	4,341,670	5,180,061	6,365,292		1
--	1,186,485	14,664,835	17,049,383	14,445,573		1,991,911

(4,640)	7,802,769	19,006,505	22,229,444	20,810,865		1,991,912

$2,355,708	$11,440,434	$19,545,231	$26,063,491	$21,341,633		$2,026,292

Statements of Operations

Year Ended December 31, 2004

	Huntington Mid Corp America Fund	Huntington New Economy Fund	Huntington Rotating Markets Fund	Huntington Situs Small Cap Fund

Investment Income:
Dividend income	$1,572,088	$299,614	$378,668	$417,767 (1)
Dividend income from affiliated securities	28,038	15,589	5,490	5,537
Interest income	--	--	--	--
Income from securities lending	21,352	5,624	--	7,771

Total investment income	1,621,478	320,827	384,158	431,075

Expenses:
Investment adviser fees	1,072,470	423,443	109,353	327,692
Administration fees	109,654	38,352	16,811	33,736
Sub-Administration fees	83,389	28,900	12,715	25,248
Custodian fees	37,180	12,953	5,686	11,360
Transfer and dividend disbursing agent fees and expenses	46,416	16,315	7,107	14,422
Trustees’ fees	5,726	1,978	873	1,738
Auditing fees	18,393	7,212	3,009	6,849
Legal fees	11,040	3,728	1,622	3,212
Portfolio accounting fees	86,837	47,884	21,017	40,007
Distribution services fee--Investment A Shares	7,766	3,588	3,457	2,128
Distribution services fee--Investment B Shares	47,355	14,693	--	8,241
Shareholder services fee--Trust Shares	333,939	116,057	51,219	104,356
Shareholder services fee--Investment A Shares	7,766	3,588	3,457	2,128
Shareholder services fee--Investment B Shares	15,785	4,898	--	2,747
Share registration costs	41,886	40,734	28,959	41,681
Printing and postage	14,574	5,096	2,214	4,399
Insurance premiums	8,936	3,192	1,821	2,539
Other	9,762	3,870	1,550	3,720

Total expenses	1,958,874	776,481	270,870	636,203

Net investment income (loss)	(337,396)	(455,654)	113,288	(205,128)

Realized and Unrealized Gain (Loss) on Investments, Options and Foreign Currency Transactions:
Net realized gain (loss) on investment transactions	240,435	26,346	1,013,183	1,936,176
Net realized gain (loss) on option transactions	--	--	--	(217,033)
Net realized gain (loss) on foreign currency transactions	--	--	--	(9,790)

Net realized gain (loss) on investments, options and foreign currency transactions	240,435	26,346	1,013,183	1,709,353
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	22,775,961	11,145,608	1,542,154	9,596,609

Net realized and unrealized gain (loss) on investments, options and foreign currency transactions	23,016,396	11,171,954	2,555,337	11,305,962

Change in net assets resulting from operations	$22,679,000	$10,716,300	$2,668,625	$11,100,834

(1) Net of foreign dividend taxes withheld of $5,166.

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund	Huntington Intermediate Government Income Fund	Huntington Michigan Tax-Free Fund	Huntington Mortgage Securities Fund	Huntington Ohio Tax-Free Fund	Huntington Short/Intermediate Fixed Income Securities Fund

$44,053	$--	$2,745	$394,195	$2,597	$--
31,645	15,879	--	20,122	--	17,094
7,588,009	3,986,001	1,130,995	2,124,782	2,413,632	5,784,318
4,764	635	--	--	--	65

7,668,471	4,002,515	1,133,740	2,539,099	2,416,229	5,801,477

844,559	446,329	151,691	275,762	317,947	807,436
129,498	68,499	23,277	42,435	48,680	123,716
98,531	52,009	17,679	32,020	37,166	94,290
43,918	23,210	7,888	14,340	16,534	41,988
54,731	28,967	9,833	18,056	20,670	52,762
6,670	3,491	1,206	2,193	2,532	6,461
21,014	11,155	3,863	7,537	7,792	20,834
12,711	6,699	2,286	4,073	4,838	12,487
104,965	64,329	48,673	48,290	69,741	91,033
6,470	13,765	15,288	3,079	13,348	14,782
24,080	3,413	5,706	2,940	13,206	--
407,783	208,261	58,656	133,822	141,224	388,936
6,470	13,765	15,288	3,079	13,348	14,782
8,027	1,138	1,902	980	4,402	--
44,841	42,843	43,293	43,708	42,613	32,617
17,053	8,930	3,047	5,431	6,490	16,482
8,517	4,766	2,346	2,582	4,143	9,021
10,886	5,312	1,592	3,482	3,441	10,025

1,850,724	1,006,881	413,514	643,809	768,115	1,737,652

5,817,747	2,995,634	720,226	1,895,290	1,648,114	4,063,825

2,491,786	109,870	65,651	1,224,306	431,056	334,580
--	--	--	--	--	--
--	--	--	--	--	--

2,491,786	109,870	65,651	1,224,306	431,056	334,580
(3,247,377)	(816,663)	(511,373)	25,249	(1,195,508)	(3,081,377)

(755,591)	(706,793)	(445,722)	1,249,555	(764,452)	(2,746,797)

$5,062,156	$2,288,841	$274,504	$3,144,845	$883,662	$1,317,028

Statements of Changes in Net Assets

	Huntington Florida Tax-Free Money Fund		Huntington Money Market Fund
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$82,189	$67,595	$3,254,072	$2,289,672
Net realized gain (loss) on investments and options	(3,158)	(231)	(3,032)	(490,061)
Net change in unrealized appreciation/depreciation of investments and options	--	--	--	--

Change in net assets resulting from operations	79,031	67,364	3,251,040	1,799,611

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(63,840)	(53,692)	(2,096,523)	(1,396,770)
Investment A Shares	(18,349)	(13,903)	(892,992)	(683,201)
Investment B Shares	--	--	(438)	(763)
Interfund Shares	--	--	(264,119)	(220,563)
From net realized gain on investments:
Trust Shares	--	--	--	--
Investment A Shares	--	--	--	--
Investment B Shares	--	--	--	--

Change in net assets resulting from distributions to shareholders	(82,189)	(67,595)	(3,254,072)	(2,301,297)

Change in net assets resulting from capital transactions	(593,918)	845,784	50,891,227	(105,076,218)

Change in net assets	(597,076)	845,553	50,888,195	(105,577,904)
Net Assets:
Beginning of period	27,123,410	26,277,857	636,852,541	742,430,445

End of period	$26,526,334	$27,123,410	$687,740,736	$636,852,541

Accumulated net investment income (loss) included in net assets at end of period	$2	$2	$--	$(1)

(See notes which are an integral part of the Financial Statements)

Huntington Ohio Municipal Money Market Fund		Huntington U.S. Treasury Money Market Fund		Huntington Dividend Capture Fund
Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

$523,298	$455,346	$2,360,348	$1,941,076	$3,637,665	$2,163,629
(12,756)	35,211	(4,640)	43,724	6,616,284	1,299,177
--	--	--	--	1,186,485	7,044,401

510,542	490,557	2,355,708	1,984,800	11,440,434	10,507,207

(277,501)	(196,257)	(2,231,281)	(1,865,755)	(2,705,276)	(1,539,861)
(273,190)	(259,089)	(170,719)	(95,980)	(343,782)	(332,367)
--	--	--	--	(497,222)	(321,518)
--	--	--	--	--	--

--	--	--	--	(3,283,150)	--
--	--	--	--	(340,330)	--
--	--	--	--	(684,191)	--

(550,691)	(455,346)	(2,402,000)	(1,961,735)	(7,853,951)	(2,193,746)

8,286,795	(29,859,020)	(125,304,667)	(6,486,381)	28,696,050	33,233,597

8,246,646	(29,823,809)	(125,350,959)	(6,463,316)	32,282,533	41,547,058

168,891,509	198,715,318	579,214,484	585,677,800	72,246,563	30,699,505

$177,138,155	$168,891,509	$453,863,525	$579,214,484	$104,529,096	$72,246,563

$--	$27,393	$1	$41,653	$108,652	$17,267

Statements of Changes in Net Assets

	Huntington Growth Fund		Huntington Income Equity Fund
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$538,726	$147,801	$3,834,047	$6,209,401
Net realized gain (loss) on investments, options and foreign currency transactions	4,341,670	1,530,903	5,180,061	21,256,828
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	14,664,835	38,848,081	17,049,383	11,494,109

Change in net assets resulting from operations	19,545,231	40,526,785	26,063,491	38,960,338

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(538,575)	(149,743)	(3,679,588)	(6,189,721)
Investment A Shares	--	--	(71,001)	(75,184)
Investment B Shares	--	--	(83,645)	(126,995)
From net realized gain on investments:
Trust Shares	(4,386,235)	--	(16,577,132)	(7,824,722)
Investment A Shares	(196,851)	--	(359,563)	(138,720)
Investment B Shares	(113,059)	--	(604,196)	(246,677)

Change in net assets resulting from distributions to shareholders	(5,234,720)	(149,743)	(21,375,125)	(14,602,019)

Change in net assets resulting from capital transactions	(2,667,638)	16,830,512	2,881,618	4,437,271

Change in net assets	11,642,873	57,207,554	7,569,984	28,795,590
Net Assets:
Beginning of period	258,375,524	201,167,970	211,489,610	182,694,020

End of period	$270,018,397	$258,375,524	$219,059,594	$211,489,610

Accumulated net investment income (loss) included in net assets at end of period	$151	$--	$--	$--

(1) Fund commenced operations on April 30, 2004.

(See notes which are an integral part of the Financial Statements)

Huntington International Equity Fund		Huntington Macro 100 Fund	Huntington Mid Corp America Fund		Huntington New Economy Fund
Year Ended December 31, 2004	Year Ended December 31, 2003	Period Ended December 31, 2004(1)	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

$530,768	$549,224	$34,380	$(337,396)	$(132,609)	$(455,654)	$(259,915)
6,365,292	(1,484,988)	1	240,435	(414,237)	26,346	1,534,511

14,445,573	21,948,421	1,991,911	22,775,961	32,615,177	11,145,608	8,589,805

21,341,633	21,012,657	2,026,292	22,679,000	32,068,331	10,716,300	9,864,401

(632,314)	(460,838)	(46,602)	--	--	--	--
(1,034)	(1,228)	(1,684)	--	--	--	--
--	(520)	--	--	--	--	--

--	--	--	(228,634)	--	--	(20,093)
--	--	--	(5,499)	--	--	(592)
--	--	--	(12,391)	--	--	(856)

(633,348)	(462,586)	(48,286)	(246,524)	--	--	(21,541)

28,894,974	18,078,743	17,800,506	(17,656,558)	18,163,422	10,048,397	8,591,587

49,603,259	38,628,814	19,778,512	4,775,918	50,231,753	20,764,697	18,434,447

87,704,739	49,075,925	--	143,432,253	93,200,500	42,159,852	23,725,405

$137,307,998	$87,704,739	$19,778,512	$148,208,171	$143,432,253	$62,924,549	$42,159,852

$14,194	$17,586	$--	$--	$--	$--	$--

Statements of Changes in Net Assets

	Huntington Rotating Markets Fund		Huntington Situs Small Cap Fund
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$113,288	$88,042	$(205,128)	$(105,993)
Net realized gain (loss) on investments, options and foreign currency transactions	1,013,183	(1,058,150)	1,709,353	172,030
Net change in unrealized appreciation/depreciation of investments, options and translation of assets and liabilities in foreign currency	1,542,154	5,076,509	9,596,609	7,238,592

Change in net assets resulting from operations	2,668,625	4,106,401	11,100,834	7,304,629

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(109,121)	(84,803)	--	--
Investment A Shares	(4,171)	(3,238)	--	--
Investment B Shares	--	--	--	--
From net realized gain on investments:
Trust Shares	--	--	(1,089,501)	(10,996)
Investment A Shares	--	--	(24,690)	(183)
Investment B Shares	--	--	(31,637)	(198)

Change in net assets resulting from distributions to shareholders	(113,292)	(88,041)	(1,145,828)	(11,377)

Change in net assets resulting from capital transactions	1,491,489	1,788,615	19,796,758	10,479,691

Change in net assets	4,046,822	5,806,975	29,751,764	17,772,943
Net Assets:
Beginning of period	21,194,982	15,388,007	31,119,963	13,347,020

End of period	$25,241,804	$21,194,982	$60,871,727	$31,119,963

Accumulated net investment income (loss) included in net assets at end of period	$--	$1	$--	$(557)

(See notes which are an integral part of the Financial Statements)

Huntington Fixed Income Securities Fund		Huntington Intermediate Government Income Fund		Huntington Michigan Tax-Free Fund
Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003

$5,817,747	$6,092,886	$2,995,634	$3,159,794	$720,226	$715,465
2,491,786	2,437,881	109,870	786,947	65,651	135,049
(3,247,377)	(1,238,383)	(816,663)	(2,852,582)	(511,373)	70,293

5,062,156	7,292,384	2,288,841	1,094,159	274,504	920,807

(5,695,940)	(6,028,448)	(2,928,829)	(3,033,767)	(581,738)	(567,718)
(84,017)	(71,567)	(181,185)	(283,726)	(136,291)	(143,743)
(88,452)	(84,385)	(12,581)	(7,107)	(13,122)	(4,030)

(687,268)	--	(280,168)	(170,753)	(72,095)	(109,382)
(10,095)	--	(17,455)	(15,894)	(18,273)	(29,207)
(12,887)	--	(1,546)	(1,032)	(2,346)	(2,500)

(6,578,659)	(6,184,400)	(3,421,764)	(3,512,279)	(823,865)	(856,580)

(2,090,724)	20,510,153	6,424,780	4,068,424	1,359,369	7,134,985

(3,607,227)	21,618,137	5,291,857	1,650,304	810,008	7,199,212

171,958,894	150,340,757	89,648,748	87,998,444	30,676,208	23,476,996

$168,351,667	$171,958,894	$94,940,605	$89,648,748	$31,486,216	$30,676,208

$--	$(993)	$--	$(118)	$--	$10,925

Statements of Changes in Net Assets

	Huntington Mortgage Securities Fund		Huntington Ohio Tax-Free Fund
	Year Ended December 31, 2004	Year Ended December 31, 2003	Year Ended December 31, 2004	Year Ended December 31, 2003
Increase (Decrease) in Net Assets:
Operations--
Net investment income (loss)	$1,895,290	$1,374,304	$1,648,114	$1,604,501
Net realized gain (loss) on investments	1,224,306	717,417	431,056	340,716
Net change in unrealized appreciation/depreciation of investments	25,249	1,177,442	(1,195,508)	31,148

Change in net assets resulting from operations	3,144,845	3,269,163	883,662	1,976,365

Distributions to Shareholders--
From and/or in excess of net investment income:
Trust Shares	(1,928,738)	(1,699,839)	(1,487,360)	(1,471,236)
Investment A Shares	(39,004)	(80,835)	(127,671)	(120,307)
Investment B Shares	(11,430)	(2,309)	(33,083)	(12,965)
From net realized gain on investments:
Trust Shares	--	--	(383,410)	(279,838)
Investment A Shares	--	--	(34,086)	(29,980)
Investment B Shares	--	--	(12,496)	(8,473)

Change in net assets resulting from distributions to shareholders	(1,979,172)	(1,782,983)	(2,078,106)	(1,922,799)

Change in net assets resulting from capital transactions	20,003,816	(5,236,229)	(2,902,751)	7,542,046

Change in net assets	21,169,489	(3,750,049)	(4,097,195)	7,595,612
Net Assets:
Beginning of period	45,421,919	49,171,968	63,047,243	55,451,631

End of period	$66,591,408	$45,421,919	$58,950,048	$63,047,243

Accumulated net investment income (loss) included in net assets at end of period	$40,955	$40,801	$--	$(4)

(See notes which are an integral part of the Financial Statements)

Huntington Short/Intermediate Fixed Income Securities Fund
Year Ended December 31, 2004	Year Ended December 31, 2003

$4,063,825	$4,428,044
334,580	1,388,793
(3,081,377)	(1,693,979)

1,317,028	4,122,858

(3,928,602)	(4,292,934)
(135,223)	(135,251)
--	--

--	--
--	--
--	--

(4,063,825)	(4,428,185)

(6,484,538)	43,156,460

(9,231,335)	42,851,133

163,944,026	121,092,893

$154,712,691	$163,944,026

$(1,059)	$(1,059)

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions

TRUST SHARES
Huntington Florida Tax-Free Money Fund
2000	$1.00	0.04	--	0.04	(0.04)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01		0.01	(0.01)	--
2003	$1.00	--(4)	--	--	--(4)	--
2004	$1.00	--(4)	--	--	--(4)	--
Huntington Money Market Fund
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(4)	--	--	--(4)	--
2004	$1.00	0.01	--	0.01	(0.01)	--
Huntington Ohio Municipal Money Market Fund
2000	$1.00	0.04	--	0.04	(0.04)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(4)	--	--	--(4)	--
2004	$1.00	--(4)	--	--	--(4)	--
Huntington U.S. Treasury Money Market Fund
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(4)	--	--	--(4)	--
2004	$1.00	0.01	--	0.01	(0.01)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) The payments by affiliates had no impact on total return for the year ended December 31, 2001.

(4) Amount is less than $0.005.

(5) There were no fee reductions in this period.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)

(0.04)	$1.00	3.68%	0.56%	3.63%	0.68%	3.51%	$38,506
(0.02)	$1.00	2.14%	0.78%	2.23%	0.83%	2.18%	$26,050
(0.01)	$1.00	0.61%	0.98%	0.59%	--(5)	--(5)	$20,357
--	$1.00	0.25%	0.85%	0.25%	0.97%	0.13%	$19,539
--	$1.00	0.32%	0.90%	0.34%	1.00%	0.24%	$19,247

(0.06)	$1.00	6.02%	0.51%	5.85%	0.53%	5.83%	$555,110
(0.03)	$1.00	3.45%(3)	0.71%	3.41%	0.76%	3.36%	$717,115
(0.01)	$1.00	0.96%	0.81%	0.95%	--(5)	--(5)	$423,189
--	$1.00	0.33%	0.82%	0.33%	0.83%	0.32%	$366,116
(0.01)	$1.00	0.53%	0.83%	0.53%	0.83%	0.53%	$440,112

(0.04)	$1.00	3.64%	0.53%	3.55%	0.57%	3.51%	$101,655
(0.02)	$1.00	2.26%	0.73%	2.25%	0.79%	2.19%	$81,745
(0.01)	$1.00	0.78%	0.85%	0.78%	--(5)	--(5)	$75,508
--	$1.00	0.31%	0.83%	0.31%	0.86%	0.28%	$67,509
--	$1.00	0.40%	0.86%	0.37%	--(5)	--(5)	$71,891

(0.06)	$1.00	5.77%	0.43%	5.63%	0.45%	5.61%	$379,927
(0.03)	$1.00	3.35%	0.62%	3.30%	0.67%	3.25%	$460,993
(0.01)	$1.00	1.02%	0.73%	0.99%	--(5)	--(5)	$534,133
--	$1.00	0.35%	0.73%	0.34%	0.75%	0.32%	$542,771
(0.01)	$1.00	0.51%	0.74%	0.49%	--(5)	--(5)	$402,817

Financial Highlights

Money Market Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions

INVESTMENT A SHARES
Huntington Florida Tax-Free Money Fund
2000	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	--	--	--	--	--
2003	$1.00	--(8)	--	--	--(8)	--
2004	$1.00	--(8)	--	--	--(8)	--
Huntington Money Market Fund
2000	$1.00	0.06	--	0.06	(0.06)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(8)	--	--	--(8)	--
2004	$1.00	--(8)	--	--	--(8)	--
Huntington Ohio Municipal Money Market Fund
2000	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.02	--	0.02	(0.02)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(8)	--	--	--(8)	--
2004	$1.00	--(8)	--	--	--(8)	--
Huntington U.S. Treasury Money Market Fund
2000	$1.00	0.05	--	0.05	(0.05)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	--(8)	--	--	--(8)	--
2004	$1.00	--(8)	--	--	--(8)	--
INVESTMENT B SHARES
Huntington Money Market Fund
2000(5)	$1.00	0.03	--	0.03	(0.03)	--
2001	$1.00	0.03	--	0.03	(0.03)	--
2002	$1.00	--	--	--	--	--
2003	$1.00	0.01	--	0.01	(0.01)	--
2004	$1.00	0.01	--	0.01	(0.01)	--
INTERFUND SHARES
Huntington Money Market Fund
2001(6)	$1.00	0.01	--	0.01	(0.01)	--
2002	$1.00	0.01	--	0.01	(0.01)	--
2003	$1.00	0.01	--	0.01	(0.01)	--
2004	$1.00	0.01	--	0.01	(0.01)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Reflects operations for period from May 2, 2000 (date of initial public investment) to December 31, 2000.

(6) Reflects operations for the period from September 4, 2001 (date of initial public investment) to December 31, 2001.

(7) The payments by affiliates had no impact on total return for the year ended December 31, 2001.

(8) Amount is less than $0.005.

(9) There were no fee reductions in this period.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)

(0.03)	$1.00	3.48%	0.77%	3.45%	0.93%	3.29%	$51,182
(0.02)	$1.00	1.89%	1.03%	1.96%	1.08%	1.91%	$21,193
--	$1.00	0.37%	1.24%	0.36%	--(9)	--(9)	$5,921
--	$1.00	0.24%	0.85%	0.24%	1.22%	(0.13)%	$7,584
--	$1.00	0.25%	0.97%	0.25%	1.25%	(0.03)%	$7,279

(0.06)	$1.00	5.81%	0.71%	5.67%	0.79%	5.59%	$378,183
(0.03)	$1.00	3.20%(7)	0.96%	3.13%	1.01%	3.08%	$430,582
(0.01)	$1.00	0.70%	1.06%	0.70%	--(9)	--(9)	$292,379
--	$1.00	0.24%	0.91%	0.24%	1.08%	0.07%	$244,477
--	$1.00	0.39%	0.95%	0.38%	1.08%	0.25%	$217,570

(0.03)	$1.00	3.43%	0.72%	3.36%	0.82%	3.26%	$109,755
(0.02)	$1.00	2.00%	0.98%	1.95%	1.04%	1.89%	$160,703
(0.01)	$1.00	0.53%	1.10%	0.54%	--(9)	--(9)	$123,208
--	$1.00	0.24%	0.90%	0.24%	1.11%	0.03%	$101,383
--	$1.00	0.29%	0.98%	0.27%	1.11%	0.14%	$105,247

(0.05)	$1.00	5.56%	0.63%	5.41%	0.70%	5.34%	$37,717
(0.03)	$1.00	3.09%	0.87%	3.11%	0.92%	3.06%	$37,561
(0.01)	$1.00	0.77%	0.98%	0.74%	--(9)	--(9)	$51,545
--	$1.00	0.25%	0.84%	0.25%	1.00%	0.09%	$36,443
--	$1.00	0.38%	0.97%	0.34%	0.99%	0.32%	$51,046

(0.03)	$1.00	3.44%(3)	1.48%(4)	5.07%(4)	--(9)	--(9)	$11
(0.03)	$1.00	2.62%(7)	1.51%	2.64%	--(9)	--(9)	$18
--	$1.00	0.24%	1.47%	0.22%	1.56%	0.13%	$151
(0.01)	$1.00	0.52%	0.63%	0.54%	0.67%	0.50%	$64
(0.01)	$1.00	0.78%	0.58%	0.75%	1.58%	(0.25)%	$54

(0.01)	$1.00	0.77%(3)	0.51%(4)	1.88%(4)	--(9)	--(9)	$20,591
(0.01)	$1.00	1.21%	0.56%	1.18%	--(9)	--(9)	$26,711
(0.01)	$1.00	0.57%	0.58%	0.56%	--(9)	--(9)	$26,196
(0.01)	$1.00	0.78%	0.58%	0.82%	--(9)	--(9)	$30,004

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions from paid in capital		Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income

TRUST SHARES
Huntington Dividend Capture Fund
2001(8)	$10.00	0.51	(3)	0.20	0.71	(0.60)	--		--	--
2002	$10.11	0.49		(0.49)	--	(0.49)	--		--	--
2003	$9.62	0.45		1.49	1.94	(0.45)	--		--	--
2004	$11.11	0.48		0.98	1.46	(0.47)	--		(0.51)	--
Huntington Growth Fund
2000	$49.52	--		1.83	1.83	--	--		(0.72)	(0.05)
2001	$50.58	(0.04	)(3)	(8.43)	(8.47)	--	--		--	--
2002	$42.11	(0.05)		(9.34)	(9.39)	--	--		--	--
2003	$32.72	0.03		6.23	6.26	(0.02)	--		--	--
2004	$38.96	0.10		2.88	2.98	(0.09)	--		(0.72)	--
Huntington Income Equity Fund
2000	$36.71	1.19		(0.69)	0.50	(1.24)	--		(0.68)	--
2001	$35.29	1.13		(0.48)	0.65	(1.12)	--		(0.49)	--
2002	$34.33	1.06		(5.31)	(4.25)	(1.06)	--		(0.09)	--
2003	$28.93	0.96		4.95	5.91	(0.99)	--		(1.27)	--
2004	$32.58	0.59		3.37	3.96	(0.59)	--		(2.67)	--
Huntington International Equity Fund
2001(8)	$10.00	(0.04	)(3)	(2.27)	(2.31)	(0.01)	--		--	--
2002	$7.68	(0.01)		(1.01)	(1.02)	--	--		--	--
2003	$6.66	0.06		2.26	2.32	(0.05)	--		--	--
2004	$8.93	0.04		1.75	1.79	(0.05)	--		--	--
Huntington Macro 100 Fund
2004(11)	$10.00	0.02		1.21	1.23	(0.03)	--		--	--
Huntington Mid Corp America Fund
2001(8)	$10.00	--	(3)	0.44	0.44	(0.03)	--		(0.01)	--
2002	$10.40	(0.03)		(1.34)	(1.37)	--	--		--	--
2003	$9.03	(0.01)		2.84	2.83	--	--		--	--
2004	$11.86	(0.03)		2.09	2.06	--	--		(0.02)	--
Huntington New Economy Fund
2001(8)	$10.00	(0.03	)(3)	0.16	0.13	--	(0.02	)(10)	--	--
2002	$10.11	(0.08)		(1.28)	(1.36)	--	--		--	--
2003	$8.75	(0.07)		3.13	3.06	--	--		(0.01)	--
2004	$11.80	(0.10)		2.64	2.54	--	--		--	--
Huntington Rotating Markets Fund
2001(7)	$10.00	(0.04	)(3)	(0.97)	(1.01)	--	--		--	--
2002	$8.99	(0.04)		(1.39)	(1.43)	--	--		--	--
2003	$7.56	0.04		1.85	1.89	(0.04)	--		--	--
2004	$9.41	0.05		1.07	1.12	(0.05)	--		--	--
Huntington Situs Small Cap Fund
2002(9)	$10.00	--		0.22	0.22	--	--		--	--
2003	$10.22	(0.05)		3.65	3.60	--	--		(0.01)	--
2004	$13.81	(0.06)		3.68	3.62	--	--		(0.34)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Does not include the effect of expenses of underlying fund.

(7) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(9) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(10) Represents a return of capital for federal income tax purposes.

(11) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(12) There were no fee reductions in this period.

(13) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(13)

(0.60)	$10.11	7.27%(4)	1.78%(5)	5.78%(5)	1.79%(5)	5.77%(5)	$17,089	172%
(0.49)	$9.62	(0.04)%	1.66%	5.04%	--(12)	--(12)	$24,361	88%
(0.45)	$11.11	20.75%	1.41%	4.54%	--(12)	--(12)	$47,464	108%
(0.98)	$11.59	13.52%	1.36%	4.34%	--(12)	--(12)	$80,182	101%

(0.77)	$50.58	3.74%	0.84%	--	0.87%	(0.03)%	$292,679	24%
--	$42.11	(16.75)%	1.07%	(0.10)%	1.12%	0.05%	$242,249	12%
--	$32.72	(22.30)%	1.18%	(0.15)%	--(12)	--(12)	$189,356	15%
(0.02)	$38.96	19.15%	1.17%	0.09%	--(12)	--(12)	$241,401	8%
(0.81)	$41.13	7.65%	1.16%	0.23%	--(12)	--(12)	$252,371	12%

(1.92)	$35.29	1.51%	0.85%	3.40%	0.88%	3.37%	$216,695	41%
(1.61)	$34.33	1.84%	1.05%	3.18%	1.10%	3.13%	$210,870	33%
(1.15)	$28.93	(12.62)%	1.18%	3.32%	--(12)	--(12)	$176,885	29%
(2.26)	$32.58	21.00%	1.17%	3.20%	--(12)	--(12)	$201,272	85%
(3.26)	$33.28	13.16%	1.17%	1.83%	--(12)	--(12)	$205,577	35%

(0.01)	$7.68	(23.11)%(4)	2.20%(5)	(0.57)%(5)	2.21%(5)	(0.58)%(5)	$24,099	121%
--	$6.66	(13.28)%	1.84%	(0.14)%	--(12)	--(12)	$48,795	68%
(0.05)	$8.93	34.83%	1.66%	0.87%	--(12)	--(12)	$86,795	48%
(0.05)	$10.67	20.06%	1.60%	0.51%	--(12)	--(12)	$135,845	31%

(0.03)	$11.20	12.29%(4)	1.91%(5)	0.38%(5)	--(12)	--(12)	$18,129	--

(0.04)	$10.40	4.39%(4)	1.43%(5)	0.02%(5)	1.44%(5)	0.01%(5)	$53,001	11%
--	$9.03	(13.17)%	1.42%	(0.33)%	--(12)	--(12)	$89,248	16%
--	$11.86	31.34%	1.34%	(0.09)%	--(12)	--(12)	$134,668	29%
(0.02)	$13.90	17.40%	1.33%	(0.20)%	--(12)	--(12)	$137,759	4%

(0.02)	$10.11	1.35%(4)	1.96%(5)	(0.38)%(5)	1.98%(5)	(0.40)%(5)	$10,444	45%
--	$8.75	(13.45)%	1.90%	(1.13)%	1.94%	(1.17)%	$22,478	39%
(0.01)	$11.80	34.93%	1.56%	(0.79)%	--(12)	--(12)	$39,364	83%
--	$14.34	21.53%	1.52%	(0.88)%	--(12)	--(12)	$59,263	28%

--	$8.99	(10.10)%(4)	2.06%(5)(6)	(0.58)%(5)(6)	--(12)	--(12)	$4,962	--
--	$7.56	(15.91)%	1.52%	(0.54)%	--(12)	--(12)	$14,740	102%
(0.04)	$9.41	25.00%	1.28%	0.52%	--(12)	--(12)	$19,937	206%
(0.05)	$10.48	11.89%	1.22%	0.53%	--(12)	--(12)	$23,613	86%

--	$10.22	2.20%(4)	2.29%(5)	(1.30)%(5)	--(12)	--(12)	$13,249	9%
(0.01)	$13.81	35.18%	1.68%	(0.49)%	--(12)	--(12)	$30,067	19%
(0.34)	$17.09	26.23%	1.43%	(0.45)%	--(12)	--(12)	$57,942	16%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)		Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions	Distributions in excess of net investment income

INVESTMENT A SHARES
Huntington Dividend Capture Fund
2001(7)	$10.00	0.48	(3)	0.21	0.69	(0.58)	--	--	--
2002	$10.11	0.47		(0.50)	(0.03)	(0.47)	--	--	--
2003	$9.61	0.39		1.54	1.93	(0.43)	--	--	--
2004	$11.11	0.48		0.94	1.42	(0.43)	--	(0.51)	--
Huntington Growth Fund
2000	$49.47	(0.12)		1.83	1.71	--	--	(0.72)	(0.03)
2001	$50.43	(0.16	)(3)	(8.40)	(8.56)	--	--	--	--
2002	$41.87	(0.15)		(9.26)	(9.41)	--	--	--	--
2003	$32.46	(0.05)		6.17	6.12	--	--	--	--
2004	$38.58	(0.02)		2.86	2.84	--	--	(0.72)	--
Huntington Income Equity Fund
2000	$36.72	1.11		(0.70)	0.41	(1.14)	--	(0.68)	--
2001	$35.31	1.05		(0.49)	0.56	(1.04)	--	(0.49)	--
2002	$34.34	0.99		(5.31)	(4.32)	(0.98)	--	(0.09)	--
2003	$28.95	0.89		4.94	5.83	(0.92)	--	(1.27)	--
2004	$32.59	0.50		3.38	3.88	(0.51)	--	(2.67)	--
Huntington International Equity Fund
2001(7)	$10.00	0.01	(3)	(2.34)	(2.33)	(0.01)	--	--	--
2002	$7.66	(0.04)		(0.99)	(1.03)	--	--	--	--
2003	$6.63	0.04		2.24	2.28	(0.02)	--	--	--
2004	$8.89	--		1.76	1.76	(0.01)	--	--	--
Huntington Macro 100 Fund
2004(11)	$10.00	0.01		1.19	1.20	(0.02)	--	--	--
Huntington Mid Corp America Fund
2001(7)	$10.00	(0.03	)(3)	0.43	0.40	(0.02)	--	(0.01)	--
2002	$10.37	(0.04)		(1.35)	(1.39)	--	--	--	--
2003	$8.98	(0.02)		2.81	2.79	--	--	--	--
2004	$11.77	(0.06)		2.06	2.00	--	--	(0.02)	--
Huntington New Economy Fund
2001(7)	$10.00	(0.07	)(3)	0.20	0.13	--	(0.02)(9)	--	--
2002	$10.11	(0.08)		(1.31)	(1.39)	--	--	--	--
2003	$8.72	(0.07)		3.09	3.02	--	--	(0.01)	--
2004	$11.73	(0.18)		2.68	2.50	--	--	--	--
Huntington Rotating Markets Fund
2001(6)	$10.00	(0.04	)(3)	(0.99)	(1.03)	--	--	--	--
2002	$8.97	(0.05)		(1.39)	(1.44)	--	--	--	--
2003	$7.53	0.02		1.83	1.85	(0.02)	--	--	--
2004	$9.36	0.03		1.06	1.09	(0.03)	--	--	--
Huntington Situs Small Cap Fund
2002(8)	$10.00	--		0.21	0.21	--	--	--	--
2003	$10.21	(0.04)		3.61	3.57	--	--	(0.01)	--
2004	$13.77	(0.08)		3.65	3.57	--	--	(0.34)	--

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 1, 2001 (date of initial public investment) to December 31, 2001.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(10) Does not include the effect of expenses of underlying fund.

(11) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(12) There were no fee reductions in this period.

(13) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(13)

(0.58)	$10.11	7.10	%(4)	2.03%(5)	5.34%(5)	2.04%(5)	5.33%(5)	$1,125	172%
(0.47)	$9.61	(0.40)%		1.91%	4.74%	--(12)	--(12)	$1,337	88%
(0.43)	$11.11	20.62%		1.65%	4.24%	--(12)	--(12)	$12,408	108%
(0.94)	$11.59	13.20%		1.62%	3.84%	--(12)	--(12)	$7,793	101%

(0.75)	$50.43	3.50%		1.09%	(0.24)%	1.12%	(0.27)%	$15,665	24%
--	$41.87	(16.97)%		1.32%	(0.36)%	1.37%	(0.41)%	$11,899	12%
--	$32.46	(22.47)%		1.49%	(0.42)%	--(12)	--(12)	$8,728	15%
--	$38.58	18.85%		1.42%	(0.16)%	--(12)	--(12)	$11,754	8%
(0.72)	$40.70	7.36%		1.41%	(0.04)%	--(12)	--(12)	$11,317	12%

(1.82)	$35.31	1.27%		1.10%	3.14%	1.13%	3.11%	$ 1,862	41%
(1.53)	$34.34	1.55%		1.30%	2.93%	1.35%	2.87%	$ 2,053	33%
(1.07)	$28.95	(12.81)%		1.43%	3.08%	--(12)	--(12)	$ 2,007	29%
(2.19)	$32.59	20.69%		1.42%	2.85%	--(12)	--(12)	$ 3,684	85%
(3.18)	$33.29	12.88%		1.42%	1.59%	--(12)	--(12)	$ 5,226	35%

(0.01)	$7.66	(23.32	)%(4)	2.45%(5)	0.07%(5)	2.46%(5)	0.06%(5)	$ 34	121%
--	$6.63	(13.45)%		2.05%	(0.66)%	--(12)	--(12)	$ 101	68%
(0.02)	$8.89	34.43%		1.90%	0.55%	--(12)	--(12)	$ 505	48%
(0.01)	$10.64	19.84%		1.85%	0.02%	--(12)	--(12)	$ 808	31%

(0.02)	$11.18	12.03	%(4)	2.19%(5)	0.35%(5)	--(12)	--(12)	$841	--

(0.03)	$10.37	4.01	%(4)	1.68%(5)	(0.35)%(5)	1.69%(5)	(0.36)%(5)	$ 283	11%
--	$8.98	(13.40)%		1.66%	(0.55)%	--(12)	--(12)	$ 870	16%
--	$11.77	31.07%		1.60%	(0.33)%	--(12)	--(12)	$ 3,325	29%
(0.02)	$13.75	17.02%		1.58%	(0.45)%	--(12)	--(12)	$ 3,180	4%

(0.02)	$10.11	1.28	%(4)	2.21%(5)	(0.81)%(5)	2.23%(5)	(0.83)%(5)	$ 128	45%
--	$8.72	(13.75)%		2.13%	(1.34)%	2.17%	(1.38)%	$ 339	39%
(0.01)	$11.73	34.59%		1.80%	(1.03)%	--(12)	--(12)	$ 1,154	83%
--	$14.23	21.31%		1.77%	(1.15)%	--(12)	--(12)	$ 1,292	28%

--	$8.97	(10.30	)%(4)	2.31%(5)(10)	(0.63)%(5)(10)	--(12)	--(12)	$ 298	--
--	$7.53	(16.05)%		1.78%	(0.82)%	--(12)	--(12)	$ 648	102%
(0.02)	$9.36	24.62%		1.54%	0.32%	--(12)	--(12)	$ 1,258	206%
(0.03)	$10.42	11.61%		1.47%	0.31%	--(12)	--(12)	$ 1,629	86%

--	$10.21	2.10	%(4)	2.25%(5)	(1.41)%(5)	--(12)	--(12)	$10	9%
(0.01)	$13.77	34.92%		1.87%	(0.75)%	--(12)	--(12)	$499	19%
(0.34)	$17.00	25.94%		1.68%	(0.69)%	--(12)	--(12)	$ 1,302	16%

Financial Highlights

Equity Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions from paid in capital	Distributions to shareholders from net realized gain on investment transactions

INVESTMENT B SHARES
Huntington Dividend Capture Fund
2001(7)	$10.00	0.44(3)	0.20	0.64	(0.54)	--	--
2002	$10.10	0.42	(0.49)	(0.07)	(0.42)	--	--
2003	$9.61	0.37	1.50	1.87	(0.38)	--	--
2004	$11.10	0.39	0.97	1.36	(0.38)	--	(0.51)
Huntington Growth Fund
2000(6)	$50.06	(0.04)	0.87	0.83	--	--	(0.72)
2001	$50.17	(0.40)(3)	(8.33)	(8.73)	--	--	--
2002	$41.44	(0.24)	(9.24)	(9.48)	--	--	--
2003	$31.96	(0.19)	6.02	5.83	--	--	--
2004	$37.79	(0.19)	2.78	2.59	--	--	(0.72)
Huntington Income Equity Fund
2000(6)	$35.83	0.53	0.21	0.74	(0.69)	--	(0.68)
2001	$35.20	0.83	(0.46)	0.37	(0.79)	--	(0.49)
2002	$34.29	0.82	(5.30)	(4.48)	(0.84)	--	(0.09)
2003	$28.88	0.74	4.93	5.67	(0.79)	--	(1.27)
2004	$32.49	0.34	3.37	3.71	(0.35)	--	(2.67)
Huntington International Equity Fund
2001(7)	$10.00	(0.13)(3)	(2.22)	(2.35)	(0.01)	--	--
2002	$7.64	(0.04)	(1.02)	(1.06)	--	--	--
2003	$6.58	--	2.22	2.22	(0.01)	--	--
2004	$8.79	(0.02)	1.70	1.68	--	--	--
Huntington Macro 100 Fund
2004(10)	$10.00	(0.01)	1.18	1.17	--	--	--
Huntington Mid Corp America Fund
2001(7)	$10.00	(0.08)(3)	0.44	0.36	(0.01)	--	(0.01)
2002	$10.34	(0.07)	(1.36)	(1.43)	--	--	--
2003	$8.91	(0.07)	2.78	2.71	--	--	--
2004	$11.62	(0.11)	2.02	1.91	--	--	(0.02)
Huntington New Economy Fund
2001(7)	$10.00	(0.13)(3)	0.19	0.06	--	(0.01)(9)	--
2002	$10.05	(0.14)	(1.28)	(1.42)	--	--	--
2003	$8.63	(0.13)	3.07	2.94	--	--	(0.01)
2004	$11.56	(0.19)	2.57	2.38	--	--	--
Huntington Situs Small Cap Fund
2002(8)	$10.00	--	0.20	0.20	--	--	--
2003	$10.20	(0.08)	3.57	3.49	--	--	(0.01)
2004	$13.68	(0.13)	3.59	3.46	--	--	(0.34)

(1) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(7) Reflects operations for the period from March 1, 2001 (date of initial public investment) to December 31, 2001.

(8) Reflects operations for the period from September 30, 2002 (date of initial public investment) to December 31, 2002.

(9) Represents a return of capital for federal income tax purposes.

(10) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(11) There were no fee reductions in this period.

(12) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

			Ratios to average net assets

Total distributions	Net Asset Value, end of period	Total return(1)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)	Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)	Net Assets, end of period (000 omitted)	Portfolio turnover rate(12)

(0.54)	$10.10	6.57%(4)	2.54%(5)	4.80%(5)	--(11)	--(11)	$1,920	172%
(0.42)	$9.61	(0.78)%	2.41%	4.42%	--(11)	--(11)	$5,001	88%
(0.38)	$11.10	19.90%	2.16%	3.78%	--(11)	--(11)	$12,374	108%
(0.89)	$11.57	12.61%	2.11%	3.53%	--(11)	--(11)	$16,554	101%

(0.72)	$50.17	1.70%(4)	1.86%(5)	(0.89)%(5)	--(11)	--(11)	$87	24%
--	$41.44	(17.40)%	1.87%	(0.92)%	--(11)	--(11)	$1,634	12%
--	$31.96	(22.88)%	1.93%	(0.88)%	--(11)	--(11)	$3,084	15%
--	$37.79	18.24%	1.92%	(0.65)%	--(11)	--(11)	$5,220	8%
(0.72)	$39.66	6.85%	1.91%	(0.51)%	--(11)	--(11)	$6,331	12%

(1.37)	$35.20	2.16%(4)	1.96%(5)	2.25%(5)	--(11)	--(11)	$1	41%
(1.28)	$34.29	1.04%	1.85%	2.15%	--(11)	--(11)	$909	33%
(0.93)	$28.88	(13.27)%	1.93%	2.67%	--(11)	--(11)	$3,802	29%
(2.06)	$32.49	20.08%	1.92%	2.38%	--(11)	--(11)	$6,534	85%
(3.02)	$33.18	12.33%	1.82%	1.00%	--(11)	--(11)	$8,257	35%

(0.01)	$7.64	(23.55)%(4)	2.96%(5)	(1.80)%(5)	--(11)	--(11)	$77	121%
--	$6.58	(13.87)%	2.59%	(0.88)%	--(11)	--(11)	$179	68%
(0.01)	$8.79	33.77%	2.41%	0.02%	--(11)	--(11)	$405	48%
--	$10.47	19.11%	2.35%	(0.23)%	--(11)	--(11)	$655	31%

--	$11.17	11.70%(4)	2.70%(5)	(0.24)%(5)	--(11)	--(11)	$809	--

(0.02)	$10.34	3.58%(4)	2.19%(5)	(0.92)%(5)	--(11)	--(11)	$1,097	11%
--	$8.91	(13.83)%	2.16%	(1.06)%	--(11)	--(11)	$3,082	16%
--	$11.62	30.42%	2.09%	(0.84)%	--(11)	--(11)	$5,439	29%
(0.02)	$13.51	16.46%	2.08%	(0.94)%	--(11)	--(11)	$7,269	4%

(0.01)	$10.05	0.57%(4)	2.73%(5)	(1.52)%(5)	--(11)	--(11)	$460	45%
--	$8.63	(14.13)%	2.65%	(1.88)%	2.69%	(1.92)%	$908	39%
(0.01)	$11.56	34.02%	2.30%	(1.53)%	--(11)	--(11)	$1,642	83%
--	$13.94	20.59%	2.27%	(1.63)%	--(11)	--(11)	$2,369	28%

--	$10.20	2.00%(4)	3.00%(5)	(2.05)%(5)	--(11)	--(11)	$88	9%
(0.01)	$13.68	34.17%	2.40%	(1.25)%	--(11)	--(11)	$555	19%
(0.34)	$16.80	25.31%	2.18%	(1.18)%	--(11)	--(11)	$1,627	16%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

TRUST SHARES
Huntington Fixed Income Securities Fund
2000	$19.74	1.29	0.53	1.82	(1.31)	--	(1.31)
2001	$20.25	1.12	0.12	1.24	(1.11)	--	(1.11)
2002	$20.77	0.98	0.52	1.50	(1.00)	--	(1.00)
2003	$21.27	0.82	0.16	0.98	(0.83)	--	(0.83)
2004	$21.42	0.73	(0.09)	0.64	(0.74)	(0.09)	(0.83)
Huntington Intermediate Government Income Fund
2000	$9.76	0.57	0.47	1.04	(0.58)	--	(0.58)
2001	$10.22	0.54(3)	0.01	0.55	(0.52)	--	(0.52)
2002	$10.43	0.46	0.50	0.96	(0.47)	--	(0.47)
2003	$10.92	0.37	(0.23)	0.14	(0.39)	(0.02)	(0.41)
2004	$10.65	0.36	(0.08)	0.28	(0.37)	(0.04)	(0.41)
Huntington Michigan Tax-Free Fund
2000	$10.44	0.48	0.29	0.77	(0.49)	(0.01)	(0.50)
2001	$10.71	0.43	(0.02)	0.41	(0.42)	(0.24)	(0.66)
2002	$10.46	0.34	0.50	0.84	(0.35)	(0.03)	(0.38)
2003	$10.92	0.28	0.10	0.38	(0.29)	(0.05)	(0.34)
2004	$10.96	0.27	(0.17)	0.10	(0.27)	(0.03)	(0.30)
Huntington Mortgage Securities Fund
2000	$7.86	0.49	0.25	0.74	(0.49)	--	(0.49)
2001	$8.11	0.44	0.20	0.64	(0.43)	--	(0.43)
2002	$8.32	0.38	0.24	0.62	(0.39)	--	(0.39)
2003	$8.55	0.24	0.35	0.59	(0.32)	--	(0.32)
2004	$8.82	0.29	0.22	0.51	(0.31)	--	(0.31)
Huntington Ohio Tax-Free Fund
2000	$20.68	0.97	0.64	1.61	(0.97)	--	(0.97)
2001	$21.32	0.84	(0.08)	0.76	(0.84)	(0.29)	(1.13)
2002	$20.95	0.73	0.96	1.69	(0.73)	(0.04)	(0.77)
2003	$21.87	0.60	0.14	0.74	(0.60)	(0.11)	(0.71)
2004	$21.90	0.57	(0.24)	0.33	(0.57)	(0.16)	(0.73)
Huntington Short/Intermediate Fixed Income Securities Fund
2000	$19.24	1.16	0.29	1.45	(1.17)	--	(1.17)
2001	$19.52	1.07	(0.13)	0.94	(1.06)	--	(1.06)
2002	$19.77	0.87	0.11	0.98	(0.88)	--	(0.88)
2003	$19.87	0.62	0.01	0.63	(0.62)	--	(0.62)
2004	$19.88	0.50	(0.32)	0.18	(0.50)	--	(0.50)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) This expense decrease is reflected in both the expense and net investment income ratios.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Total return would have been 6.37% without the payments by affiliates. See note 2L of Notes to Financial Statements.

(5) Total return would have been 5.52% without the payments by affiliates. See note 2L of Notes to Financial Statements.

(6) Total return would have been 4.95% without the payments by affiliates. See note 2L of Notes to Financial Statements.

(7) There were no fee reductions in this period.

(8) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets

Payments by affiliates	Net Asset Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)		Net assets, end of period (000 omitted)	Portfolio turnover rate(8)

--	$20.25	9.56%		0.76%	6.53%	0.79%		6.50%		$157,978	28%
0.39	$20.77	8.30	%(4)	0.97%	5.44%	1.01%		5.40%		$149,588	149%
--	$21.27	7.45%		1.08%	4.74%	--	(7)	--	(7)	$146,976	54%
--	$21.42	4.65%		1.08%	3.78%	--	(7)	--	(7)	$166,215	73%
--	$21.23	3.07%		1.08%	3.46%	--	(7)	--	(7)	$162,998	53%

--	$10.22	11.03%		0.77%	5.77%	0.81%		5.73%		$75,342	24%
0.18	$10.43	7.28	%(5)	0.99%	5.05%	1.04%		5.00%		$69,700	64%
--	$10.92	9.46%		1.10%	4.38%	--	(7)	--	(7)	$81,232	60%
--	$10.65	1.34%		1.10%	3.45%	--	(7)	--	(7)	$81,671	78%
--	$10.52	2.67%		1.11%	3.37%	--	(7)	--	(7)	$90,288	43%

--	$10.71	7.53%		0.83%	4.60%	0.88%		4.55%		$16,392	--
--	$10.46	3.89%		1.08%	3.93%	1.13%		3.88%		$16,374	100%
--	$10.92	8.15%		1.33%	3.24%	--	(7)	--	(7)	$18,268	27%
--	$10.96	3.57%		1.27%	2.66%	--	(7)	--	(7)	$23,854	17%
--	$10.76	0.94%		1.29%	2.44%	--	(7)	--	(7)	$24,589	17%

--	$8.11	9.87%		0.76%	6.24%	0.85%		6.15%		$31,849	9%
--	$8.32	8.14%		1.03%	5.37%	1.08%		5.32%		$35,938	25%
--	$8.55	7.61%		1.19%	4.46%	--	(7)	--	(7)	$46,313	63%
--	$8.82	7.02%		1.14%	2.82%	--	(7)	--	(7)	$43,928	71%
--	$9.02	5.86%		1.16%	3.45%	--	(7)	--	(7)	$64,853	38%

--	$21.32	8.01%		0.85%	4.62%	0.88%		4.59%		$48,408	1%
--	$20.95	3.60%		1.00%	3.95%	1.05%		3.90%		$42,276	39%
--	$21.87	8.20%		1.17%	3.39%	--	(7)	--	(7)	$52,160	28%
--	$21.90	3.42%		1.16%	2.72%	--	(7)	--	(7)	$55,450	20%
--	$21.50	1.52%		1.17%	2.63%	--	(7)	--	(7)	$52,565	13%

--	$19.52	7.83%		0.73%	6.01%	0.76%		5.98%		$115,511	29%
0.37	$19.77	6.84	%(6)	0.93%	5.39%	0.98%		5.34%		$113,552	65%
--	$19.87	5.08%		1.07%	4.41%	--	(7)	--	(7)	$121,093	58%
--	$19.88	3.18%		1.07%	3.05%	--	(7)	--	(7)	$155,883	51%
--	$19.56	0.91%		1.07%	2.53%	--	(7)	--	(7)	$150,175	54%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT A SHARES
Huntington Fixed Income Securities Fund
2000	$19.74	1.24	0.53	1.77	(1.26)	--	(1.26)
2001	$20.25	1.12	0.07	1.19	(1.06)	--	(1.06)
2002	$20.77	0.94	0.50	1.44	(0.95)	--	(0.95)
2003	$21.26	0.76	0.17	0.93	(0.77)	--	(0.77)
2004	$21.42	0.68	(0.09)	0.59	(0.69)	(0.09)	(0.78)
Huntington Intermediate Government Income Fund
2000	$9.76	0.54	0.47	1.01	(0.55)	--	(0.55)
2001	$10.22	0.51(3)	0.01	0.52	(0.49)	--	(0.49)
2002	$10.43	0.44	0.50	0.94	(0.45)	--	(0.45)
2003	$10.92	0.35	(0.23)	0.12	(0.37)	(0.02)	(0.39)
2004	$10.65	0.33	(0.07)	0.26	(0.35)	(0.04)	(0.39)
Huntington Michigan Tax-Free Fund
2000	$10.44	0.46	0.28	0.74	(0.46)	(0.01)	(0.47)
2001	$10.71	0.39	(0.01)	0.38	(0.39)	(0.24)	(0.63)
2002	$10.46	0.32	0.50	0.82	(0.32)	(0.03)	(0.35)
2003	$10.93	0.26	0.09	0.35	(0.27)	(0.05)	(0.32)
2004	$10.96	0.24	(0.17)	0.07	(0.24)	(0.03)	(0.27)
Huntington Mortgage Securities Fund
2000	$7.89	0.49	0.23	0.72	(0.47)	--	(0.47)
2001	$8.14	0.42	0.20	0.62	(0.41)	--	(0.41)
2002	$8.35	0.36	0.24	0.60	(0.37)	--	(0.37)
2003	$8.58	0.17	0.39	0.56	(0.28)	--	(0.28)
2004	$8.86	0.28	0.21	0.49	(0.28)	--	(0.28)
Huntington Ohio Tax-Free Fund
2000	$20.67	0.92	0.64	1.56	(0.92)	--	(0.92)
2001	$21.31	0.79	(0.08)	0.71	(0.79)	(0.29)	(1.08)
2002	$20.94	0.68	0.96	1.64	(0.68)	(0.04)	(0.72)
2003	$21.86	0.54	0.13	0.67	(0.54)	(0.11)	(0.65)
2004	$21.88	0.52	(0.23)	0.29	(0.52)	(0.16)	(0.68)
Huntington Short/Intermediate Fixed Income Securities Fund
2003(8)	$20.08	0.32	(0.19)	0.13	(0.32)	--	(0.32)
2004	$19.89	0.45	(0.33)	0.12	(0.45)	--	(0.45)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Per share information presented is based upon the monthly average number of shares outstanding due to large fluctuations in the number of shares outstanding during the period.

(4) Not annualized.

(5) Computed on an annualized basis.

(6) Total return would have been 6.11% without the payments by affiliates. See note 2L of Notes to Financial Statements.

(7) Total return would have been 5.25% without the payments by affiliates. See note 2L of Notes to Financial Statements.

(8) Reflects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(9) There were no fee reductions in this period.

(10) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets

Payments by affiliates	Net Asset, Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(10)

--	$20.25	9.27%		1.01%		6.29%		1.03%		6.27%		$1,132	28%
0.39	$20.77	8.04	%(6)	1.22%		5.18%		1.26%		5.14%		$1,205	149%
--	$21.26	7.14%		1.33%		4.47%		--	(9)	--	(9)	$1,512	54%
--	$21.42	4.43%		1.33%		3.47%		--	(9)	--	(9)	$2,532	73%
--	$21.23	2.81%		1.33%		3.22%		--	(9)	--	(9)	$2,314	53%

--	$10.22	10.74%		1.02%		5.52%		1.06%		5.48%		$1,705	24%
0.18	$10.43	7.01	%(7)	1.24%		4.80%		1.29%		4.75%		$1,706	64%
--	$10.92	9.17%		1.35%		3.89%		--	(9)	--	(9)	$6,766	60%
--	$10.65	1.09%		1.35%		3.18%		--	(9)	--	(9)	$7,486	78%
--	$10.52	2.42%		1.36%		3.16%		--	(9)	--	(9)	$4,182	43%

--	$10.71	7.27%		1.09%		4.34%		1.14%		4.29%		$6,059	--
--	$10.46	3.63%		1.33%		3.70%		1.38%		3.65%		$5,023	100%
--	$10.93	7.98%		1.58%		2.99%		--	(9)	--	(9)	$5,209	27%
--	$10.96	3.21%		1.52%		2.40%		--	(9)	--	(9)	$6,241	17%
--	$10.76	0.69%		1.54%		2.19%		--	(9)	--	(9)	$6,108	17%

--	$8.14	9.55%		1.01%		6.01%		1.20%		5.82%		$779	9%
--	$8.35	7.85%		1.28%		5.12%		1.33%		5.07%		$826	25%
--	$8.58	7.30%		1.44%		4.07%		--	(9)	--	(9)	$2,859	63%
--	$8.86	6.71%		1.37%		2.74%		--	(9)	--	(9)	$1,214	71%
--	$9.07	5.66%		1.40%		3.18%		--	(9)	--	(9)	$1,257	38%

--	$21.31	7.73%		1.10%		4.37%		1.13%		4.34%		$1,119	1%
--	$20.94	3.35%		1.25%		3.63%		1.29%		3.59%		$1,923	39%
--	$21.86	7.94%		1.43%		3.11%		--	(9)	--	(9)	$3,292	28%
--	$21.88	3.11%		1.41%		2.45%		--	(9)	--	(9)	$5,913	20%
--	$21.49	1.32%		1.42%		2.39%		--	(9)	--	(9)	$4,657	13%

--	$19.89	0.65	%(4)	1.31	%(5)	2.47	%(5)	--	(9)	--	(9)	$8,061	51%
--	$19.56	0.60%		1.32%		2.29%		--	(9)	--	(9)	$4,538	54%

Financial Highlights

Fixed Income Funds

(For a share outstanding throughout each period)

Year ended December 31,	Net Asset Value, beginning of period	Net investment income (loss)	Net realized and unrealized gain (loss) investments	Total from investment operations	Distributions to shareholders from and/or in excess of net investment income	Distributions to shareholders from net realized gain on investment transactions	Total distributions

INVESTMENT B SHARES
Huntington Fixed Income Securities Fund
2000(6)	$19.56	0.75	0.73	1.48	(0.79)	--	(0.79)
2001	$20.25	0.63	0.44	1.07	(0.96)	--	(0.96)
2002	$20.75	0.83	0.50	1.33	(0.85)	--	(0.85)
2003	$21.23	0.65	0.17	0.82	(0.66)	--	(0.66)
2004	$21.39	0.58	(0.09)	0.49	(0.59)	(0.09)	(0.68)
Huntington Intermediate Government Income Fund
2003(7)	$10.99	0.17	(0.30)	(0.13)	(0.18)	(0.02)	(0.20)
2004	$10.66	0.28	(0.09)	0.19	(0.29)	(0.04)	(0.33)
Huntington Michigan Tax-Free Fund
2003(8)	$11.11	0.12	(0.11)	0.01	(0.12)	(0.05)	(0.17)
2004	$10.95	0.19	(0.17)	0.02	(0.19)	(0.03)	(0.22)
Huntington Mortgage Securities Fund
2003(9)	$8.70	0.13	0.17	0.30	(0.17)	--	(0.17)
2004	$8.83	0.23	0.21	0.44	(0.25)	--	(0.25)
Huntington Ohio Tax-Free Fund
2003(10)	$21.97	0.27	0.02	0.29	(0.27)	(0.11)	(0.38)
2004	$21.88	0.41	(0.23)	0.18	(0.41)	(0.16)	(0.57)

(1) Based on net asset value, which does not reflect a sales charge or contingent deferred sales charge, if applicable.

(2) During the period certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

(3) Not annualized.

(4) Computed on an annualized basis.

(5) Total return would have been 5.46% without the payments by affiliates. See note 2L of Notes to Financial Statements.

(6) Reflects operations for the period from May 1, 2000 (date of initial public investment) to December 31, 2000.

(7) Reflects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(8) Reflects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(9) Reflects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

(10) Reflects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.

(11) There were no fee reductions in this period.

(12) Portfolio Turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

(See notes which are an integral part of the Financial Statements)

				Ratios to average net assets

Payments by affiliates	Net Asset, Value, end of period	Total return(1)		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets(2)		Ratio of Net Investment Income (Loss) (Prior to Reimbursements) to Average Net Assets(2)		Net Assets, end of period (000 omitted)	Portfolio turnover rate(12)

--	$20.25	7.72	%(3)	1.68	%(4)	5.73	%(4)	--	(11)	--	(11)	$2	28%
0.39	$20.75	7.39	%(5)	1.76%		4.39%		--	(11)	--	(11)	$472	149%
--	$21.23	6.59%		1.82%		3.88%		--	(11)	--	(11)	$1,852	58%
--	$21.39	3.92%		1.83%		2.99%		--	(11)	--	(11)	$3,212	73%
--	$21.20	2.31%		1.83%		2.72%		--	(11)	--	(11)	$3,040	53%

--	$10.66	(1.13	)%(3)	1.86	%(4)	2.41	%(4)	--	(11)	--	(11)	$492	78%
--	$10.52	1.81%		1.86%		2.62%		--	(11)	--	(11)	$470	43%

--	$10.95	0.09	%(3)	2.03	%(4)	1.68	%(4)	--	(11)	--	(11)	$580	17%
--	$10.75	0.18%		2.04%		1.69%		--	(11)	--	(11)	$789	17%

--	$8.83	3.47	%(3)	1.93	%(4)	1.14	%(4)	--	(11)	--	(11)	$280	71%
--	$9.02	5.00%		1.90%		2.68%		--	(11)	--	(11)	$482	38%

--	$21.88	1.32	%(3)	1.93	%(4)	1.86	%(4)	--	(11)	--	(11)	$1,685	20%
--	$21.49	0.81%		1.92%		1.88%		--	(11)	--	(11)	$1,729	13%

Combined Notes to Financial Statements

December 31, 2004

(1) Organization

The Huntington Funds (the “Trust”), established under the laws of the Commonwealth of Massachusetts on February 10, 1987, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust changed its name from The Monitor Funds to The Huntington Funds on January 1, 1999. The Trust operates nineteen separate series, or mutual funds, each with its own investment objective and strategy. This report contains the financial statements and financial highlights of the funds listed below (each individually referred to as a “Fund,” or collectively as the “Funds”):

Funds	Investment Share Classes Offered

Huntington Florida Tax-Free Money Fund (“Florida Tax-Free Money”)	Trust & A
Huntington Money Market Fund (“Money Market”)	Trust, A, B & Interfund
Huntington Ohio Municipal Money Market Fund (“Ohio Municipal Money Market”)	Trust & A
Huntington U.S. Treasury Money Market Fund (“U.S. Treasury Money Market”)	Trust & A
Huntington Dividend Capture Fund (“Dividend Capture”)	Trust, A & B
Huntington Growth Fund (“Growth”)	Trust, A & B
Huntington Income Equity Fund (“Income Equity”)	Trust, A & B
Huntington International Equity Fund (“International Equity”)	Trust, A & B
Huntington Macro 100 Fund (“Macro 100”)	Trust, A & B
Huntington Mid Corp America Fund (“Mid Corp America”)	Trust, A & B
Huntington New Economy Fund (“New Economy”)	Trust, A & B
Huntington Rotating Markets Fund (“Rotating Markets”)	Trust & A
Huntington Situs Small Cap Fund (“Situs Small Cap”)	Trust, A & B
Huntington Fixed Income Securities Fund (“Fixed Income”)	Trust, A & B
Huntington Intermediate Government Income Fund (“Intermediate Government Income”)	Trust, A & B
Huntington Michigan Tax-Free Fund (“Michigan Tax-Free”)	Trust, A & B
Huntington Mortgage Securities Fund (“Mortgage Securities”)	Trust, A & B
Huntington Ohio Tax-Free Fund (“Ohio Tax-Free”)	Trust, A & B
Huntington Short/Intermediate Fixed Income Securities Fund (“Short/Intermediate Fixed Income”)	Trust & A

Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Under the Trust’s organizational documents, its officers and Board of Trustees (“Trustees”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide for general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects that risk of loss to be remote.

(2) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

A. Investment Valuations

The price at which the Funds will offer or redeem Shares is the net asset value (“NAV”) per Share next determined after the order is considered received, subject to any applicable front end or contingent deferred sales charges. In computing NAV for each of the Funds except the Money Market Funds, current market value is used to value portfolio securities with respect to which market quotations are readily available. Investments of the money market funds are valued at amortized cost, which approximates market value. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

Pursuant to Trustee approved policies, the Trust relies on certain security pricing services to provide current market value of certain securities. Those security pricing services value equity securities traded on a national securities exchange at the last reported sales price on the principal exchange. Portfolio Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there is no reported sale on the principal exchange, and in the case of over-the-counter securities not included in the NASDAQ National Market System, securities are valued at a bid price estimated by the security pricing service. U.S. Government obligations held by the Mortgage Securities Fund are valued at the mean between the over-the-counter bid and asked prices furnished by the security pricing service. Foreign equity securities are valued at the last sales price, or if no sales price is given, at a bid price estimated by the security pricing service, and are subject to modification based on significant events, as described below. Except as noted above, debt securities traded on a national securities exchange or in the over-the-counter market are valued at the last reported sales price on the principal exchange. If there is no reported sale on the principal exchange, and for all other debt securities, including foreign debt securities and zero-coupon securities, securities are valued at a bid price estimated by the security pricing service. Option contracts are valued at the last quoted bid price as reported on the primary exchange of board of trade on which such options are traded. Short-term investments with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. Investments in other open-end investment companies are valued at NAV. In certain limited circumstances, such as when a security’s closing price versus the prior day’s closing price exceeds a defined variance tolerance, or when a security’s closing price is unchanged as compared to the prior day’s closing price, a financial intermediary’s good faith determination of the fair value of a security may be used instead of its current market value, even if the security’s market price is readily available. Additionally, should the Trust’s sub-financial administrator determine that the intermediary’s fair value determination does not accurately reflect a security’s fair value, then the Trust’s sub-financial administrator may request that the Trust’s Pricing Committee, as described herein, make its own fair value determination.

Securities for which market quotations are not readily available are valued at their “fair value.” In these cases, a Pricing Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”).

When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. The final good faith fair valuation of a security is based on an analysis of those factors deemed relevant to the security valuation at issue. With respect to certain narrow categories of securities, the Pricing Committee’s procedures detail specific valuation methodologies to be used in lieu of considering the aforementioned list of factors.

Sometimes a significant event occurring in the period between the close of a particular portfolio security’s market and the time at which a Fund calculates its NAV affects the security’s value such that its market value cannot be considered readily available. Portfolio managers and others are responsible for monitoring their Funds’ portfolio securities for such significant events. When a significant event occurs, the Pricing Committee makes a good faith fair valuation of the security at issue.

With respect to foreign equity securities that are principally traded in a foreign market, a fair valuation vendor monitors the effect of market fluctuations on these securities after the close of trading in that foreign market. If market fluctuations exceed a certain threshold, affected securities are fair valued using data supplied by the fair valuation vendor.

B. Repurchase Agreements

The Funds may enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds’ investment adviser, Huntington Assets Advisors, Inc. (“Advisor”) to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Trustees. It is the policy of the Funds to require the custodian bank to take possession of, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank’s vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement’s collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

C. Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Funds except as follows: Dividend Capture, Income Equity and Mortgage Securities declare and pay dividends monthly; International Equity, Macro 100, Mid Corp America, New Economy, Rotating Markets and Situs Small Cap declare and pay dividends, if any, annually; and the Growth Fund declares and pays dividends, if any, quarterly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are generally due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends from net investment income and net realized gains are determined in accordance with the federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g. reclassification of market discounts, paydowns, and distributions), such amounts are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification.

D. Federal Income Taxes

It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve it from all, or substantially all, federal income taxes.

Withholding taxes on foreign interest, dividends and capital gains with respect to International Equity, New Economy and Situs Small Cap have been provided for in accordance with each Fund’s applicable country’s tax rules and rates.

As of December 31, 2004, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund was as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

Florida Tax-Free Money	$ 26,478,414	$ --	$ --	$ --
Money Market	688,853,835	--	--	--
Ohio Municipal Money Market	176,977,024	--	--	--
U.S. Treasury Money Market	454,625,962	--	--	--
Dividend Capture	99,515,379	7,750,331	(302,239)	7,448,092
Growth	142,015,943	132,709,427	(4,001,551)	128,707,876
Income Equity	153,985,212	71,716,592	(243,748)	71,472,844
International Equity	109,110,155	32,537,626	(43,200)	32,494,426
Macro 100	17,778,785	2,390,896	(398,985)	1,991,911
Mid Corp America	105,808,702	46,570,350	(240,853)	46,329,497
New Economy	47,863,802	18,717,405	(807,334)	17,910,071
Rotating Markets	20,874,710	4,374,727	--	4,374,727
Situs Small Cap	46,939,121	17,502,742	(446,070)	17,056,672
Fixed Income	162,861,192	4,619,509	(772,373)	3,847,136
Intermediate Government Income	93,293,133	1,609,055	(436,407)	1,172,648
Michigan Tax-Free	30,847,563	858,554	(78,471)	780,083
Mortgage Securities	63,642,150	2,956,212	(242,227)	2,713,985
Ohio Tax-Free	56,634,497	2,120,352	(113,716)	2,006,636
Short/Intermediate Fixed Income	154,172,989	576,289	(1,246,818)	(670,529)

As of December 31, 2004, for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains, if any to the extent provided by Treasury regulations:

Fund	Amount	Expires

Florida Tax-Free Money	$ 231	2011
Florida Tax-Free Money	1,529	2012
Money Market	490,061	2011
Money Market	3,032	2012
Ohio Municipal Money Market	12,756	2012
U.S. Treasury Money Market	4,640	2012
International Equity	157,063	2010
International Equity	1,954,413	2011
Rotating Markets	499,933	2010
Rotating Markets	1,168,404	2011
Mortgage Securities	2,540	2007
Mortgage Securities	31,377	2008
Short/Intermediate Fixed Income	1,451,394	2009

The tax character of distributions paid during the fiscal year ended December 31, 2004, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid

Florida Tax-Free Money	$ --	$ --	$ --	$ 73,743	$ --	$ 73,743
Money Market	2,713,454	--	2,713,454	--	--	2,713,454
Ohio Municipal Money Market	--	--	--	483,636	--	483,636
U.S. Treasury Money Market	2,023,982	--	2,023,982	--	--	2,023,982
Dividend Capture	6,138,461	1,715,490	7,853,951	--	--	7,853,951
Growth	892,414	4,342,306	5,234,720	--	--	5,234,720
Income Equity	6,516,861	14,858,264	21,375,125	--	--	21,375,125
International Equity	633,348	--	633,348	--	--	633,348
Macro 100	48,286	--	48,286	--	--	48,286
Mid Corp America	--	246,524	246,524	--	--	246,524
New Economy	--	--	--	--	--	--
Rotating Markets	201,334	--	201,334	--	--	201,334
Situs Small Cap	229,710	916,118	1,145,828	--	--	1,145,828
Fixed Income	5,853,923	710,250	6,564,173	--	--	6,564,173
Intermediate Government Income	3,112,691	299,287	3,411,978	--	--	3,411,978
Michigan Tax-Free	327	92,714	93,041	729,222	--	822,263
Mortgage Securities	1,979,172	--	1,979,172	--	--	1,979,172
Ohio Tax-Free	850	429,992	430,842	1,656,692	--	2,087,534
Short/Intermediate Fixed Income	4,070,743	--	4,070,743	--	--	4,070,743

The tax character of distributions paid during the fiscal year ended December 31, 2003, was as follows:

	Distributions Paid From

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Tax Return of Capital	Total Distributions Paid

Florida Tax-Free Money	$ --	$ --	$ --	$ 69,275	$ --	$ 69,275
Money Market	2,581,862	--	2,581,862	--	--	2,581,862
Ohio Municipal Money Market	35,220	--	35,220	449,629	--	484,849
U.S. Treasury Money Market	2,195,537	--	2,195,537	--	--	2,195,537
Dividend Capture	2,193,746	--	2,193,746	--	--	2,193,746
Growth	149,742	--	149,742	--	--	149,742
Income Equity	6,391,900	8,210,119	14,602,019	--	--	14,602,019
International Equity	462,586	--	462,586	--	--	462,586
Mid Corp America	--	--	--	--	--	--
New Economy	--	21,541	21,541	--	--	21,541
Rotating Markets	--	--	--	--	--	--
Situs Small Cap	--	11,377	11,377	--	--	11,377
Fixed Income	6,262,564	--	6,262,564	--	--	6,262,564
Intermediate Government Income	3,362,504	187,678	3,550,182	--	--	3,550,182
Michigan Tax-Free	6,894	134,355	141,249	710,853	--	852,102
Mortgage Securities	1,753,183	--	1,753,183	--	29,800	1,782,983
Ohio Tax-Free	33,591	285,983	319,574	1,600,407	--	1,919,981
Short/Intermediate Fixed Income	4,468,969	--	4,468,969	--	--	4,468,969

As of December 31, 2004, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)*	Total Accumulated Earnings (Deficit)

Florida Tax-Free Money	$ 12,814	$ --	$ --	$ 12,814	$ (12,812)	$ (3,389)	$ --	$ (3,387)
Money Market	--	655,764	--	655,764	(655,764)	(493,093)	--	(493,093)
Ohio Municipal Money Market	95,692	--	--	95,692	(95,692)	(12,756)	--	(12,756)
U.S. Treasury Money Market	--	470,241	--	470,241	(470,240)	(4,640)	--	(4,639)
Dividend Capture	--	1,891,420	1,246,817	3,138,237	--	--	7,370,617	10,508,854
Growth	--	151	--	151	--	(538,177)	128,707,876	128,169,850
Income Equity	--	--	624,584	624,584	--	--	71,468,041	72,092,625
International Equity	--	14,194	--	14,194	--	(2,220,722)	32,586,116	30,379,588
Macro 100	--	--	--	--	--	--	1,991,911	1,991,911
Mid Corp America	--	--	--	--	--	(2,710,305)	46,329,497	43,619,192
New Economy	--	--	--	--	--	--	17,910,071	17,910,071
Rotating Markets	--	--	--	--	--	(1,693,769)	4,374,727	2,680,958
Situs Small Cap	--	460,356	--	460,356	--	--	17,085,911	17,546,267
Fixed Income	--	572,467	483,664	1,056,131	(504,803)	--	3,847,136	4,398,464
Intermediate Government Income	--	267,802	13,698	281,500	(267,802)	(30,907)	1,172,648	1,155,439
Michigan Tax-Free	64,061	--	--	64,061	(64,061)	(7,967)	780,083	772,116
Mortgage Securities	--	40,955	--	40,955	--	(33,917)	2,713,985	2,721,023
Ohio Tax-Free	127,708	227	23,258	151,193	(127,708)	--	2,006,636	2,030,121
Short/Intermediate Fixed Income*	--	341,488	--	341,488	(342,547)	(1,529,659)	(670,529)	(2,201,247)

* The differences between the book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to: tax deferral of losses on wash sales, the differences between book and tax amortization methods for premium and market discount, and the return of capital adjustments from real estate investment trusts.

Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of the Funds’ next taxable year. For the year ended December 31, 2004, the Funds deferred to January 1, 2005 post-October capital losses, post-October currency losses and post-October passive foreign investment company losses as follows:

Fund	Capital Losses

Florida Tax-Free Money	$ 1,629
Growth	538,177
International Equity	109,246
Mid Corp America	2,710,305
Rotating Markets	25,432
Intermediate Government Income	30,907
Michigan Tax-Free	7,967
Short/Intermediate Fixed Income	78,265

E. Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses specific to a class are charged to that class. Except for the daily dividend Funds, expenses not directly attributable to a Fund are allocated proportionally among various Funds or all Funds within the Trust in relation to the net assets of each Fund or on another reasonable basis. For the daily dividend Funds, expenses not directly attributable to a Fund are allocated pursuant to the “settled shares method.” Income and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

F. When-Issued and Delayed Transactions

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

G. Foreign Exchange Contracts

International Equity, Rotating Markets and Situs Small Cap may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. International Equity, Rotating Markets and Situs Small Cap may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchase contracts are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the securities against currency fluctuations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency translations are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date. At December 31, 2004, International Equity, Rotating Markets and Situs Small Cap had no outstanding foreign currency commitments.

H. Foreign Currency Translation

Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. International Equity does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

I. Written Options Contracts

Certain of the Funds may write options contracts for which premiums received are recorded as liabilities and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are either exercised or closed are offset against the proceeds received or amount paid on the transaction to determine realized gains or losses.

The following is a summary of the Dividend Capture’s written option activity for the year ended December 31, 2004:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2003	--	$ --

Options written	250	65,286

Options expired	--	--

Options closed	(100)	(38,511)

Options exercised	--	--

Outstanding at 12/31/2004	150	$ 26,775

At December 31, 2004, Dividend Capture had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Harrah’s Entertainment, Inc.	Call	May 2005	60	30	24,000	$(13,590)

Monsanto Co.	Call	April 2005	45	70	73,500	(63,635)

Ryder System, Inc.	Call	January 2005	47.5	50	6,750	(250)

NET UNREALIZED APPRECIATION ON WRITTEN OPTION CONTRACTS						$ (77,475)

The following is a summary of Income Equity’s written option activity for the year ended December 31, 2004:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2003	3,137	$ 329,316

Options written	37,706	3,788,457

Options expired	(8,010)	(446,031)

Options closed	(23,707)	(2,406,081)

Options exercised	(3,162)	(261,624)

Outstanding at 12/31/2004	5,964	$ 1,004,037

At December 31, 2004, Income Equity had the following outstanding options:

WRITTEN OPTION CONTRACTS

Contracts	Type	Expiration Date	Exercise Price	Number of Contracts	Market Value	Unrealized Appreciation (Depreciation)

Johnson Controls, Inc.	Call	January 2005	60	380	136,800	$ (41,042)

May Department Stores Co.	Call	January 2005	30	1650	82,500	94,046

Microsoft Corp.	Call	January 2005	27	730	14,600	50,916

PPG Industries, Inc.	Call	January 2005	65	490	156,800	(1,474)

Symbol Technologies, Inc.	Call	January 2005	17.5	1512	83,160	(21,132)

Textron, Inc.	Call	January 2005	70	650	240,500	$ 2,984

Wyeth	Call	January 2005	40	272	78,880	(26,657)

XL Capital Ltd.	Call	January 2005	70	280	215,600	(62,444)

NET UNREALIZED DEPRECIATION ON WRITTEN OPTION CONTRACTS						$ (4,803)

The following is a summary of Situs Small Cap’s written option activity for the year ended December 31, 2004:

Contracts	Number of Contracts	Premium

Outstanding at 12/31/2003	--	$ --

Options written	560	145,093

Options expired	(20)	(7,673)

Options closed	(199)	(49,221)

Options exercised	(41)	(9,551)

Outstanding at 12/31/2004	300	$ 78,648

At December 31, 2004, Situs Small Cap had the following outstanding option:

WRITTEN OPTION CONTRACT

Contract	Type	Expiration Date	Exercise Price	Number of Contracts	Fair Value	Unrealized Appreciation (Depreciation)

Urban Outfitters, Inc.	Call	March 2005	50	300	49,500	$29,148

J. Securities Lending

To generate additional income, the Funds may lend a certain percentage of their total assets (33 1/3% for Dividend Capture, International Equity, Macro 100, Mid Corp America, New Economy, Rotating Markets and Situs Small Cap, 5% for Michigan Tax-Free, and 20% for the remaining Funds) on a short-term basis pursuant to agreements for certain brokers, dealers or other financial institutions. Any loans made will be continuously secured by collateral in cash or U.S. government obligations at least equal to 100% of the value of securities on loan for Dividend Capture, International Equity, Macro 100, Mid Corp America, New Economy, Rotating Markets and Situs Small Cap, and at least equal to 102% of the value of securities on loan for the remaining Funds. Information on the investment of cash collateral is shown in the Portfolio of Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities on loan. In addition, the Funds retain all or a portion of the interest received on investment of collateral or receive a fee from the borrower. Collateral is marked to market daily. One of the risks in lending portfolio securities, as with other extensions of credit, is the possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. There is also the risk that, when lending portfolio securities, the securities may not be available to a Fund on a timely basis and a Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action. However, loans will be made only to borrowers deemed by the Advisor to be creditworthy under guidelines established by the Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. Boston Global Advisers (“BGA”) serves as sub-custodian for the securities lending program. BGA receives a sub-custody fee based on the value of collateral received from borrowers. In addition, The Huntington National Bank (“Huntington”), as custodian of each of the Funds except International Equity, receives a monthly fee from BGA to offset certain transaction costs incurred by the custodian. As of December 31, 2004, the following Funds had securities with the following market values on loan:

Fund	Market Value of Loaned Securities	Market Value of Collateral*

Dividend Capture	$ 1,057,180	$ 1,080,375
Growth	738,780	756,000
Income Equity	5,514,750	5,628,750
Mid Corp America	3,702,269	3,787,211
New Economy	2,748,476	2,805,500
Situs Small Cap	2,439,798	2,495,600

* Includes securities and cash collateral.

K. Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from such registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense, either upon demand by the Funds or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Trustees. The Funds will not incur any registration costs upon such resales. The Funds’ restricted securities are valued at a bid price as provided by an independent pricing service or the price provided by dealers in the secondary market or, if no market prices are available, at the fair value as determined by the Funds’ Pricing Committee.

L. Payments by Affiliates

During the period ended December 31, 2001, Huntington Bancshares, Inc. voluntarily contributed $4,161,828 to Money Market. In addition, Huntington Bancshares, Inc. voluntarily purchased securities from Fixed Income, Intermediate Government Income and Short/Intermediate Fixed Income for their amortized cost. The payments by affiliates in the accompanying financial statements reflect the difference between the fair market value and amortized cost of the securities. As a result of the transactions, $3,116,000, $1,335,000 and $2,226,000 of Fixed Income, Intermediate Government Income, and Short/Intermediate Fixed Income, respectively, was deemed as a payment by affiliates, to reimburse the effect of the loss.

M. Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimated.

N. Security Transactions and Related Income

Investment transactions are accounted for no later than the first calculation of NAV on the business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Securities gains and losses are calculated on the identified cost basis. Interest income and expenses are accrued daily. Dividends are recorded on the ex-dividend date.

(3) Shares of Beneficial Interest

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (with a par value of $.001 per share). Transactions in capital stock were as follows:

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Trust Shares				Trust Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Florida Tax-Free Money
Year Ended December 31, 2003	$ 37,353,591	$ --	$ (38,171,004)	$ (817,413)	37,353,591	--	(38,171,003)	(817,412)
Year Ended December 31, 2004	34,825,166	--	(35,115,080)	(289,914)	34,825,166	--	(35,115,080)	(289,914)
Money Market
Year Ended December 31, 2003	955,348,531	9,668	(1,012,150,259)	(56,792,060)	955,348,532	9,668	(1,012,150,259)	(56,792,059)
Year Ended December 31, 2004	923,959,518	8,507	(849,970,008)	73,998,017	923,959,518	8,507	(849,970,008)	73,998,017
Ohio Municipal Money Market
Year Ended December 31, 2003	102,649,809	1,821	(110,663,121)	(8,011,491)	102,649,808	1,821	(110,663,113)	(8,011,484)
Year Ended December 31, 2004	124,795,216	1,727	(120,400,796)	4,396,147	124,795,216	1,727	(120,400,796)	4,396,147
U.S. Treasury Money Market
Year Ended December 31, 2003	1,662,214,194	30,833	(1,653,628,464)	8,616,563	1,662,214,194	30,833	(1,653,628,465)	8,616,562
Year Ended December 31, 2004	1,966,950,982	117,804	(2,107,010,358)	(139,941,572)	1,966,950,982	117,804	(2,107,010,358)	(139,941,572)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Investment A Shares				Investment A Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Florida Tax-Free Money
Year Ended December 31, 2003	$ 16,696,140	$ 2,011	$ (15,034,954)	$ 1,663,197	16,696,140	2,011	(15,034,954)	1,663,197
Year Ended December 31, 2004	22,476,294	4,516	(22,784,814)	(304,004)	22,476,294	4,516	(22,784,814)	(304,004)
Money Market
Year Ended December 31, 2003	676,991,489	383,221	(725,078,325)	(47,703,615)	676,991,489	383,222	(725,078,325)	(47,703,614)
Year Ended December 31, 2004	540,406,647	376,255	(567,688,187)	(26,905,285)	540,406,647	376,255	(567,688,187)	(26,905,285)
Ohio Municipal Money Market
Year Ended December 31, 2003	229,847,985	59,023	(251,754,537)	(21,847,529)	229,847,986	59,023	(251,754,521)	(21,847,512)
Year Ended December 31, 2004	234,857,848	47,862	(231,015,062)	3,890,648	234,857,848	47,862	(231,015,062)	3,890,648
U.S. Treasury Money Market
Year Ended December 31, 2003	141,484,777	40,836	(156,628,557)	(15,102,944)	141,484,777	40,836	(156,628,557)	(15,102,944)
Year Ended December 31, 2004	462,868,462	61,516	(448,293,073)	14,636,905	462,868,462	61,516	(448,293,073)	14,636,905

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Investment B Shares				Investment B Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Money Market
Year Ended December 31, 2003	$ 62,526	$ 697	$ (151,004)	$ (87,781)	62,526	758	(151,005)	(87,721)
Year Ended December 31, 2004	10,475	386	(19,972)	(9,111)	10,475	386	(19,972)	(9,111)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Interfund Shares				Interfund Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Money Market
Year Ended December 31, 2003	$ 271,006,848	$ 3	$ (271,499,613)	$ (492,762)	271,006,848	4	(271,499,613)	(492,761)
Year Ended December 31, 2004	269,042,010	--	(265,234,404)	3,807,606	269,042,010	--	(265,234,404)	3,807,606

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Trust Shares				Trust Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2003	$ 25,033,891	$ 805,928	$ (8,256,874)	$ 17,582,945	2,452,123	79,605	(794,713)	1,737,015
Year Ended December 31, 2004	40,597,115	2,174,667	(12,747,278)	30,024,504	3,582,590	190,594	(1,124,467)	2,648,717
Growth
Year Ended December 31, 2003	45,255,771	59,348	(31,132,424)	14,182,695	1,294,809	1,572	(887,410)	408,971
Year Ended December 31, 2004	48,613,110	2,163,708	(53,248,558)	(2,471,740)	1,240,641	52,568	(1,352,682)	(59,473)
Income Equity
Year Ended December 31, 2003	27,500,545	4,589,845	(31,095,265)	995,125	926,674	147,410	(1,010,921)	63,163
Year Ended December 31, 2004	33,757,012	7,068,603	(40,883,091)	(57,476)	1,050,303	226,251	(1,276,529)	25
International Equity
Year Ended December 31, 2003	31,313,076	197,910	(13,787,194)	17,723,792	4,224,545	23,066	(1,852,421)	2,395,190
Year Ended December 31, 2004	39,774,266	240,625	(11,439,591)	28,575,300	4,223,588	22,790	(1,234,961)	3,011,417
Macro 100
Period Ended December 31, 2004 (1)	16,717,568	27,849	(459,318)	16,286,099	1,659,304	2,489	(42,750)	1,619,043
Mid Corp America
Year Ended December 31, 2003	29,683,568	--	(14,601,247)	15,082,321	2,951,881	--	(1,487,795)	1,464,086
Year Ended December 31, 2004	19,463,488	83,226	(37,404,807)	(17,858,093)	1,569,976	6,000	(3,015,746)	(1,439,770)
New Economy
Year Ended December 31, 2003	10,508,503	14,750	(2,886,076)	7,637,177	1,051,927	1,240	(287,170)	765,997
Year Ended December 31, 2004	15,225,546	--	(5,407,910)	9,817,636	1,232,414	--	(435,888)	796,526
Rotating Markets
Year Ended December 31, 2003	2,900,999	--	(1,486,960)	1,414,039	356,988	--	(186,943)	170,045
Year Ended December 31, 2004	4,249,141	90,461	(3,063,373)	1,276,229	451,042	9,012	(325,420)	134,634
Situs Small Cap
Year Ended December 31, 2003	12,764,690	5,924	(3,079,955)	9,690,659	1,121,982	425	(241,186)	881,221
Year Ended December 31, 2004	25,330,535	675,480	(7,664,364)	18,341,651	1,685,292	39,762	(512,710)	1,212,344

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Investment A Shares				Investment A Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2003	$ 9,795,840	$ 301,661	$ (414,385)	$ 9,683,116	988,403	29,287	(39,817)	977,873
Year Ended December 31, 2004	3,578,818	598,761	(9,093,713)	(4,916,134)	314,522	52,711	(811,713)	(444,480)
Growth
Year Ended December 31, 2003	3,055,280	--	(1,824,694)	1,230,586	87,890	--	(52,127)	35,763
Year Ended December 31, 2004	1,604,187	189,997	(2,822,597)	(1,028,413)	41,487	4,664	(72,784)	(26,633)
Income Equity
Year Ended December 31, 2003	1,519,353	202,216	(350,859)	1,370,710	49,192	6,418	(11,888)	43,722
Year Ended December 31, 2004	1,676,224	415,063	(681,227)	1,410,060	51,557	13,276	(20,880)	43,953
International Equity
Year Ended December 31, 2003	9,855,346	1,206	(9,646,641)	209,911	1,336,865	141	(1,295,486)	41,520
Year Ended December 31, 2004	1,968,956	1,022	(1,799,659)	170,319	213,352	97	(194,289)	19,160
Macro 100
Period Ended December 31, 2004 (1)	787,483	1,665	(13,817)	775,331	76,362	149	(1,296)	75,215
Mid Corp America
Year Ended December 31, 2003	2,075,500	--	(206,722)	1,868,778	205,981	--	(20,393)	185,588
Year Ended December 31, 2004	1,071,327	5,141	(1,715,229)	(638,761)	86,634	375	(138,293)	(51,284)
New Economy
Year Ended December 31, 2003	740,251	592	(144,265)	596,578	73,007	50	(13,578)	59,479
Year Ended December 31, 2004	655,968	--	(765,975)	(110,007)	53,511	--	(61,054)	(7,543)
Rotating Markets
Year Ended December 31, 2003	569,562	--	(194,986)	374,576	71,213	--	(22,819)	48,394
Year Ended December 31, 2004	415,997	7,276	(208,013)	215,260	43,174	733	(22,028)	21,879
Situs Small Cap
Year Ended December 31, 2003	475,195	183	(61,586)	413,792	40,564	13	(5,280)	35,297
Year Ended December 31, 2004	874,966	24,690	(282,330)	617,326	57,698	1,463	(18,789)	40,372

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Investment B Shares				Investment B Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Dividend Capture
Year Ended December 31, 2003	$ 6,451,254	$ 292,937	$ (776,655)	$ 5,967,536	642,486	28,689	(76,824)	594,351
Year Ended December 31, 2004	3,989,488	1,085,837	(1,487,645)	3,587,680	352,444	95,502	(131,985)	315,961
Growth
Year Ended December 31, 2003	1,895,474	--	(478,243)	1,417,231	55,952	--	(14,316)	41,636
Year Ended December 31, 2004	1,514,166	111,552	(793,203)	832,515	39,487	2,811	(20,787)	21,511
Income Equity
Year Ended December 31, 2003	2,266,389	361,805	(556,758)	2,071,436	76,685	11,507	(18,760)	69,432
Year Ended December 31, 2004	1,788,198	664,055	(923,219)	1,529,034	55,314	21,380	(28,888)	47,806
International Equity
Year Ended December 31, 2003	175,769	520	(31,249)	145,040	23,159	62	(4,454)	18,767
Year Ended December 31, 2004	207,538	--	(58,183)	149,355	22,723	--	(6,268)	16,455
Macro 100
Period Ended December 31, 2004 (1)	761,197	--	(22,121)	739,076	74,484	--	(2,130)	72,354
Mid Corp America
Year Ended December 31, 2003	1,603,099	--	(390,776)	1,212,323	161,699	--	(39,644)	122,055
Year Ended December 31, 2004	1,416,522	12,111	(588,337)	840,296	117,080	898	(48,003)	69,975
New Economy
Year Ended December 31, 2003	456,624	845	(99,637)	357,832	47,187	73	(10,411)	36,849
Year Ended December 31, 2004	539,411	--	(198,643)	340,768	44,349	--	(16,444)	27,905
Situs Small Cap
Year Ended December 31, 2003	384,082	190	(9,032)	375,240	32,671	14	(797)	31,888
Year Ended December 31, 2004	897,444	30,548	(90,211)	837,781	60,679	1,831	(6,216)	56,294

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Trust Shares				Trust Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income
Year Ended December 31, 2003	$ 45,178,567	$ 2,471,092	$ (29,506,904)	$ 18,142,755	2,107,343	115,248	(1,375,035)	847,556
Year Ended December 31, 2004	31,401,679	2,584,607	(35,748,326)	(1,762,040)	1,471,587	121,328	(1,674,084)	(81,169)
Intermediate Government Income
Year Ended December 31, 2003	24,293,615	1,192,545	(22,888,151)	2,598,009	2,248,917	110,204	(2,130,679)	228,442
Year Ended December 31, 2004	25,117,355	1,006,994	(16,425,156)	9,699,193	2,377,377	95,383	(1,554,558)	918,202
Michigan Tax-Free
Year Ended December 31, 2003	7,893,608	39,205	(2,406,862)	5,525,951	721,281	3,577	(220,369)	504,489
Year Ended December 31, 2004	6,549,832	29,324	(5,411,225)	1,167,931	604,429	2,704	(498,032)	109,101
Mortgage Securities
Year Ended December 31, 2003	4,496,248	601,072	(8,907,236)	(3,809,916)	522,758	69,944	(1,030,573)	(437,871)
Year Ended December 31, 2004	23,643,592	636,448	(4,484,072)	19,795,968	2,640,537	71,398	(504,100)	2,207,835
Ohio Tax-Free
Year Ended December 31, 2003	15,829,453	198,724	(12,838,898)	3,189,279	721,951	9,055	(583,463)	147,543
Year Ended December 31, 2004	10,164,082	98,165	(12,089,084)	(1,826,837)	464,143	4,533	(556,436)	(87,760)
Short/Intermediate Fixed Income
Year Ended December 31, 2003	79,088,529	1,654,738	(45,801,898)	34,941,369	3,967,595	83,054	(2,303,820)	1,746,829
Year Ended December 31, 2004	55,701,438	1,357,778	(60,127,392)	(3,068,176)	2,816,004	68,787	(3,046,501)	(161,710)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Investment A Shares				Investment A Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income
Year Ended December 31, 2003	$ 1,568,801	$ 55,513	$ (607,564)	$ 1,016,750	72,665	2,592	(28,170)	47,087
Year Ended December 31, 2004	877,344	81,682	(1,147,900)	(188,874)	40,880	3,835	(53,905)	(9,190)
Intermediate Government Income
Year Ended December 31, 2003	3,885,024	139,290	(3,061,052)	963,262	356,834	12,865	(286,368)	83,331
Year Ended December 31, 2004	1,339,075	79,063	(4,676,362)	(3,258,224)	127,330	7,491	(439,932)	(305,111)
Michigan Tax-Free
Year Ended December 31, 2003	1,833,318	148,818	(960,740)	1,021,396	166,771	13,581	(87,604)	92,748
Year Ended December 31, 2004	893,374	137,580	(1,064,929)	(33,975)	82,762	12,708	(97,158)	(1,688)
Mortgage Securities
Year Ended December 31, 2003	179,810	73,644	(1,956,445)	(1,702,991)	20,768	8,551	(225,451)	(196,132)
Year Ended December 31, 2004	115,527	32,777	(134,564)	13,740	12,859	3,659	(14,923)	1,595
Ohio Tax-Free
Year Ended December 31, 2003	3,057,590	70,536	(469,164)	2,658,962	137,901	3,222	(21,563)	119,560
Year Ended December 31, 2004	573,565	72,381	(1,798,612)	(1,152,666)	26,362	3,344	(83,196)	(53,490)
Short/Intermediate Fixed Income
Period Ended December 31, 2003 (2)	14,706,804	62,563	(6,554,276)	8,215,091	731,478	3,145	(329,280)	405,343
Year Ended December 31, 2004	895,881	60,967	(4,373,210)	(3,416,362)	45,343	3,082	(221,805)	(173,380)

	CAPITAL TRANSACTIONS				SHARE TRANSACTIONS

	Investment B Shares				Investment B Shares

	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change	Shares Sold	Dividends Reinvested	Shares Redeemed	Net Change

Fixed Income
Year Ended December 31, 2003	$ 1,480,204	$ 69,889	$ (199,445)	$ 1,350,648	68,998	3,255	(9,343)	62,910
Year Ended December 31, 2004	396,326	85,534	(621,670)	(139,810)	18,545	4,023	(29,332)	(6,764)
Intermediate Government Income
Period Ended December 31, 2003 (3)	569,167	6,230	(68,244)	507,153	51,871	583	(6,283)	46,171
Year Ended December 31, 2004	162,962	12,619	(191,770)	(16,189)	15,311	1,195	(18,011)	(1,505)
Michigan Tax-Free
Period Ended December 31, 2003 (4)	$ 708,953	$ 4,323	$ (125,638)	$ 587,638	64,123	395	(11,537)	52,981
Year Ended December 31, 2004	377,027	14,034	(165,648)	225,413	34,352	1,299	(15,222)	20,429
Mortgage Securities
Period Ended December 31, 2003 (5)	274,368	2,310	--	276,678	31,449	265	--	31,714
Year Ended December 31, 2004	195,141	11,430	(12,463)	194,108	21,803	1,281	(1,396)	21,688
Ohio Tax-Free
Period Ended December 31, 2003 (6)	1,681,073	16,919	(4,187)	1,693,805	76,411	774	(191)	76,994
Year Ended December 31, 2004	462,464	43,061	(428,773)	76,752	21,139	1,991	(19,691)	3,439

(1) Reflects operations for the period from April 30, 2004 (date of initial public investment) to December 31, 2004.

(2) Reflects operations for the period from May 9, 2003 (date of initial public investment) to December 31, 2003.

(3) Reflects operations for the period from May 12, 2003 (date of initial public investment) to December 31, 2003.

(4) Reflects operations for the period from May 19, 2003 (date of initial public investment) to December 31, 2003.

(5) Reflects operations for the period from May 13, 2003 (date of initial public investment) to December 31, 2003.

(6) Reflects operations for the period from May 2, 2003 (date of initial public investment) to December 31, 2003.

(4) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Huntington Asset Advisors, Inc. (the “Advisor”), a subsidiary of Huntington, serves as the Funds’ Advisor. The Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund’s average daily net assets as listed below.

Fund	Annual Rate

U.S. Treasury Money Market	0.20%
Dividend Capture	0.75%
Growth	0.60%
Income Equity	0.60%
International Equity	1.00%
Macro 100	0.75%
Mid Corp America	0.75%
New Economy	0.85%
Rotating Markets	0.50%
Situs Small Cap	0.75%
Fixed Income	0.50%
Intermediate Government Income	0.50%
Michigan Tax-Free	0.50%
Mortgage Securities	0.50%
Ohio Tax-Free	0.50%
Short/Intermediate Fixed Income	0.50%

For Money Market, Ohio Municipal Money Market and Florida Tax-Free Money, the Advisor receives for its services an annual investment advisory fee based on a percentage of each Fund’s average daily net assets on a tiered basis, as listed below:

Tiered	Annual Rate

Up to $500 million	0.30%
On the next $500 million	0.25%
On $1 billion and more	0.20%

Sub-Investment Advisory Fee--Effective April 30, 2004, Laffer Investments, Inc. became the sub-investment advisor (the “Sub-Advisor”) of Macro 100 (the “Fund”). The Advisor pays the Sub-Advisor a fee for its services, computed daily and paid monthly, at an annual rate of 0.50% of the average daily net assets of the Fund. Neither the Trust nor the Fund is liable for payment of this sub-advisory fee.

Administrative and Financial Administration Fees--Effective November 1, 2004, Huntington became the Administrator to the Trust, and Federated Services Company (“FServ”) became the Sub-Administrator. As Administrator, Huntington provides the Funds with certain administrative services. As Sub-Administrator, FServ provides the Funds with certain administrative personnel, and generally assists with the provision of administrative services necessary to operate the Funds. Prior to November 1, 2004, FServ was the Administrator and Huntington served as Sub-Administrator to the Trust. Huntington also serves as financial administrator, providing portfolio accounting services to the Funds. Huntington has sub-contracted certain fund accounting services to BISYS Fund Services Ohio, Inc. (“BISYS”). The fees paid for administrative and sub-administrative services are based on the level of average net assets of each Fund for the period. From time to time, FServ and its affiliates may pay out of their reasonable profits and other resources advertising, marketing and other expenses for the benefit of the Funds, and such amounts may be paid to the Advisor and its affiliates. FServ and Edgewood Services, Inc. (“Edgewood”), the Trust’s distributor, are wholly-owned subsidiaries of Federated Investors, Inc. Huntington and the Advisor may also pay out of their reasonable profits and other resources (including those of their affiliates) advertising, marketing, and other expenses for the benefit of the Funds.

Distribution and Shareholder Services Fees--The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate Edgewood, the Funds’ distributor, for distribution services in connection with Investment A Shares and Investment B Shares not to exceed 0.25% and 0.75% of the daily net assets of each Fund’s Investment A Shares and Investment B Shares, respectively. Investment A Shares and Trust Shares are also subject to either a shareholder servicing administrative fee of 0.25% of each class’ average daily net assets to be paid to Huntington or a shareholder services fee not to exceed 0.25% of the daily net assets of such shares to be paid to Edgewood. Investment B Shares are subject to a shareholder services fee not to exceed 0.25% of the daily net assets of such shares. Trust Shares are not subject to Rule 12b-1 fees. Currently, Huntington and Edgewood have agreed to voluntarily waive a portion of their fees on the Investment A Shares and Trust Shares. These waivers are reflected in the waiver section on the Statement of Operations. For the year ended December 31, 2004, Huntington and its affiliates received $6,971,334 in shareholder service fees. For the year ended December 31, 2004, Edgewood received commissions of $1,174,827 earned on sales of Investment A Shares and from redemption of Investment A and Investment B Shares, of which $1,133,354 was re-allowed to affiliated broker-dealers of the Funds.

Transfer and Dividend Disbursing Agent Fees and Expenses--Unified Fund Services, Inc. (“Unified”) is transfer and dividend disbursing agent for the Funds. For its services, Unified receives fees based on the size, type, and number of accounts and transactions made by shareholders.

Custodian Fees--Huntington serves as each of the Funds’ custodian, except International Equity. State Street Bank and Trust Company serves as custodian for International Equity. Huntington and State Street Bank and Trust Company receive fees based on the level of a Fund’s average daily net assets for the period, plus out-of-pocket expenses.

Huntington also receives an administrative fee from the lending agent for the transaction activity associated with the securities lending program.

Compliance Services--The Trust has contracted with BISYS to provide certain compliance services on behalf of the Trust. Subject to the direction and control of the Trustees, BISYS has developed and assisted in implementing a compliance program on behalf of the Trust and provides the Chief Compliance Officer to the Trust.

General--Certain of the officers of the Trust are Officers, Directors and/or Trustees of the above companies.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in certain affiliated money market funds which are managed by the Advisor. Income distributions earned from investments in these funds are recorded as income in the accompanying financial statements.

(5) Rotating Markets Structure

Rotating Markets (“Fund”), in accordance with its prospectus, seeks to achieve its investment objectives by investing in other investment companies (“Underlying Funds”) with similar investment objectives. As a result, investors in the Fund incur expenses of both the Fund and Underlying Funds, including transaction costs related to the purchases and sales of Underlying Fund shares.

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities and long-term U.S. government securities (and in-kind contributions), for the year ended December 31, 2004, were as follows:

Fund	Purchases	Sales

Dividend Capture	$113,391,694	$87,601,440
Growth	30,032,924	33,172,543
Income Equity	73,717,198	87,415,786
International Equity	57,731,134	31,011,232
Macro 100	17,588,040	13
Mid Corp America	5,871,411	23,374,732
New Economy	20,663,033	13,663,709
Rotating Markets	19,800,011	18,352,734
Situs Small Cap	24,225,534	6,840,355
Fixed Income	29,989,163	32,731,290
Intermediate Government Income	--	--
Michigan Tax-Free	6,806,069	5,192,731
Mortgage Securities	1,330,980	4,660,201
Ohio Tax-Free	7,916,540	10,989,308
Short/Intermediate Fixed Income	38,159,762	56,876,845

(7) Concentration of Credit Risk (Unaudited)

Since each of Florida Tax-Free Money, Michigan Tax-Free, Ohio Municipal Money Market and Ohio Tax-Free invest a substantial portion of their assets in issuers located in one state, they will be more susceptible to factors adversely affecting issuers of that state than would be a comparable tax-exempt mutual fund that invests nationally. In order to reduce the credit risk associated with such factors, at December 31, 2004, the securities in the portfolio of investments are backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies, as indicated below. The largest percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency is indicated below.

Fund	% of Portfolio Guaranteed/ Insured	% of Portfolio Backed by Largest Guarantor/ Insurer

Florida Tax-Free Money	77.92%	11.01%
Michigan Tax-Free	69.17%	20.64%
Ohio Municipal Money Market	78.50%	10.82%
Ohio Tax-Free	49.64%	20.56%

(8) Changes in Independent Auditors (Unaudited)

On March 2, 2004, the Board of Trustees of the Trust, upon the recommendation of the Trust’s audit committee, decided to engage Ernst & Young LLP as independent auditors for the Funds’ fiscal year ending December 31, 2004. For the prior fiscal years ended December 31, 2002 and 2003, KPMG LLP (“KPMG”) audited the funds’ financial statements. KPMG’s audit reports contained no adverse opinion or disclaimer of opinion; nor were its reports qualified or modified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Trust and KPMG on accounting principles or practices, financial statement disclosure or audit scope or procedure, which if not resolved to the satisfaction of KPMG would have caused it to make reference to the disagreement in its report.

(9) Other Tax Information (Unaudited)

For the period ended December 31, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

For the period ended December 31, 2004, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income

Dividend Capture	$3,830,662
Growth	3,601,473
Income Equity	6,209,830
International Equity	1,997,265
Macro 100	213,376
Mid Corp America	1,457,434
New Economy	247,167
Rotating Markets	202,610
Situs Small Cap	277,250

For the taxable year ended December 31, 2004, the following percentage of ordinary income dividends paid by the Funds qualify for the dividends received deduction available to corporations:

Fund	Dividends Deduction Received

Dividend Capture	67.4%
Growth	100.0%
Income Equity	93.3%
Macro 100	100.0%
Situs Small Cap	100.0%

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of the Huntington Funds

We have audited the accompanying statements of assets and liabilities of the Huntington Funds, comprising the Huntington Florida Tax-Free Money Fund, Huntington Money Market Fund, Huntington Ohio Municipal Money Market Fund, Huntington U.S. Treasury Money Market Fund, Huntington Dividend Capture Fund, Huntington Growth Fund, Huntington Income Equity Fund, Huntington International Equity Fund, Huntington Macro 100 Fund, Huntington Mid Corp America Fund, Huntington New Economy Fund, Huntington Rotating Markets Fund, Huntington Situs Small Cap Fund, Huntington Fixed Income Securities Fund, Huntington Intermediate Government Income Fund, Huntington Michigan Tax-Free Fund, Huntington Mortgage Securities Fund, Huntington Ohio Tax-Free Fund, and Huntington Short/Intermediate Fixed Income Securities Fund (collectively referred to as the “Funds”), including the portfolios of investments, as of December 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the year or period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets and financial highlights presented herein for each of the respective periods ended December 31, 2003 were audited by another registered public accounting firm whose report dated February 18, 2004 expressed an unqualified opinion on those statements of changes in net assets and financial highlights.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Huntington Funds at December 31, 2004, the results of their operations, changes in their net assets and financial highlights for the year or period then ended in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Columbus, Ohio
February 15, 2005

Board of Trustees and Trust Officers (Unaudited)

The following tables give information about the Independent Trustees (i.e., those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act) and the senior officers of the Trust. Each Independent Trustee oversees all portfolios of the Trust and serves for an indefinite term (subject to mandatory retirement provisions). Unless otherwise noted, the business address of each person listed below is c/o Huntington Funds, 5800 Corporate Drive, Pittsburgh, PA. Each officer is elected annually. As of December 31, 2004, The Huntington Fund Complex consisted of two investment companies: the Trust with 19 portfolios and the Huntington VA Funds with 10 portfolios. Each Independent Trustee serves as Trustee for all portfolios of The Huntington Fund Complex. The Funds’ Statement of Additional Information includes additional information about Fund Trustees and is available, without charge and upon request, by calling 1-800-253-0412.

Independent Trustee Background

Name Birth Date Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years, Other Directorships Held and Previous Position(s)

David S. Schoedinger Birth Date: November 27, 1942 CHAIRMAN OF THE BOARD AND TRUSTEE Began serving: May 1990

Principal Occupation: Since 1965, Chairman of the Board, Schoedinger Funeral Service. Since 1987, CEO, Schoedinger Financial Services, Inc.

Previous Position: From 1992 to 1993, President, Board of Directors of National Selected Morticians (national trade association for morticians).

Other Directorships Held: Huntington VA Funds (10 portfolios).

John M. Shary Birth Date: November 30, 1930 TRUSTEE Began serving: October 1991

Principal Occupations: Retired.

Previous Positions: Member, Business Advisory Board, HIE-HEALTHCARE.COM (formerly Hublink, Inc.)
(1993-1997)(database integration software); Member, Business Advisory Board, Mind Leaders, Inc. (formerly DPEC – Data Processing Education Corp.) (1993-1996) (data processing education); Member, Business Advisory Board, Miratel Corporation (1993-1995)(research and development firm for CADCAM); Chief Financial Officer of OCLC Online Computer Library Center, Inc. (1978-1993); Member, Board of Directors, Applied Information Technology Research Center (1987-1990); Member, Board of Directors, AIT (1987-1990) technology.

Other Directorships Held: Huntington VA Funds (10 portfolios).

Thomas J. Westerfield Birth Date: April 19, 1955 TRUSTEE Began serving: January 2001	Principal Occupations: Since April 1993, Of Counsel, Cors & Bassett LLC (law firm). Other Directorships Held: Huntington VA Funds (10 portfolios).

William R. Wise Birth Date: October 20, 1931 TRUSTEE Began serving: April 1991

Principal Occupations: Retired.

Previous Positions: Corporate Director of Financial Services and Treasurer, Children’s Hospital, Columbus, Ohio; Associate Executive Director and Treasurer, Children’s Hospital, Columbus, Ohio (1985-1989).

Other Directorships Held: Huntington VA Funds (10 portfolios).

Officers

Name Birth Date Address Positions Held with Trust Length of Time Served	Principal Occupation(s) for Past Five Years and Previous Position(s)

Daniel B. Benhase Birth Date: November 23, 1959 41 South High Street Columbus, OH PRESIDENT Began Serving: August 2001

Principal Occupations: Executive Vice President, Private Financial Group, Huntington Bancshares Incorporated (June 2000 to present).

Previous Positions: Executive Vice President of Firstar Corporation and Firstar Bank, N.A.
(prior to June 2000).

Charles L. Davis, Jr. Birth Date: March 23, 1960 1001 Liberty Avenue Pittsburgh, PA CHIEF EXECUTIVE OFFICER Began Serving: April 2003

Principal Occupations: Vice President, Managing Director of Mutual Fund Services, Federated Services Company (October 2002 to present); President, Edgewood Services, Inc., the Funds’ distributor (March 2004 to present); Officer of various Funds distributed by Edgewood Services, Inc. (December 2002 to present).

Previous Positions: Vice President, Edgewood Services, Inc. (January 2000 to March 2004); President, Federated Clearing Services (January 2000 to October 2002); Director, Business Development,
Mutual Fund Services, Federated Services Company (September 1998 to December 2000).

Frank J. Pavlak Birth Date: March 23, 1947 3435 Stelzer Road Columbus, OH CHIEF COMPLIANCE OFFICER and ANTI-MONEY LAUNDERING OFFICER Began Serving: September 2004

Principal Occupations: Chief Compliance Officer, Fund Services Division, BISYS Fund Services Ohio, Inc. (May 2004 to present).

Previous Position: Chief Compliance Officer, Oppenheimer Funds, Inc. (January 1999 to April 2004).

George Polatas Birth Date: March 3, 1962 1001 Liberty Avenue Pittsburgh, PA VICE PRESIDENT Began Serving: July 2003	Principal Occupation: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various funds distributed by Edgewood Services, Inc. (January 1997 to present).

Bryan C. Haft Birth Date: January 23, 1965 3435 Stelzer Road Columbus, OH TREASURER Began Serving: April 2003	Principal Occupations: Vice President, BISYS Fund Services Ohio, Inc. (June 2000 to present). Previous Positions: Director, Client Services, BISYS Fund Services Ohio, Inc. (July 1998 to June 2000).

Victor R. Siclari Birth Date: November 17, 1961 1001 Liberty Avenue Pittsburgh, PA SECRETARY Began Serving: August 2002	Principal Occupations: Partner, Reed Smith LLP (October 2002 to present). Previous Positions: Sr. Corporate Counsel and Vice President, Federated Services Company prior to October 2002).

Supplemental Information (Unaudited)

Shareholder Expense Example

Fund Expenses--As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire six-month period from July 1, 2004 to December 31, 2004.

Actual Expenses--The “actual” lines of the table provide information about actual account values and actual expenses. You may use the information on this line for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the “actual” line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes--The “hypothetical” lines of the table provide information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios for each class of shares, and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value, July 1, 2004	Ending Account Value, December 31, 2004	Expenses Paid During Period(2)	Annualized Expense Ratio

Florida Tax-Free Money

Trust	Actual	$1,000.00	$1,002.30	$4.83	0.96%

	Hypothetical(1)	$1,000.00	$1,020.17	$4.89	0.96%

Investment A	Actual	$1,000.00	$1,001.50	$5.48	1.09%

	Hypothetical(1)	$1,000.00	$1,019.52	$5.55	1.09%

Money Market

Trust	Actual	$1,000.00	$1,004.20	$4.18	0.83%

	Hypothetical(1)	$1,000.00	$1,020.83	$4.22	0.83%

Investment A	Actual	$1,000.00	$1,002.90	$5.44	1.08%

	Hypothetical(1)	$1,000.00	$1,019.57	$5.50	1.08%

Investment B	Actual	$1,000.00	$1,005.40	$2.92	0.58%

	Hypothetical(1)	$1,000.00	$1,022.08	$2.95	0.58%

Interfund	Actual	$1,000.00	$1,005.40	$2.92	0.58%

	Hypothetical(1)	$1,000.00	$1,022.08	$2.95	0.58%

Ohio Municipal Money Market

Trust	Actual	$1,000.00	$1,002.80	$4.33	0.86%

	Hypothetical(1)	$1,000.00	$1,020.68	$4.38	0.86%

Investment A	Actual	$1,000.00	$1,001.90	$5.28	1.05%

	Hypothetical(1)	$1,000.00	$1,019.72	$5.34	1.05%

U.S Treasury Money Market

Trust	Actual	$1,000.00	$1,004.00	$3.73	0.74%

	Hypothetical(1)	$1,000.00	$1,021.28	$3.77	0.74%

Investment A	Actual	$1,000.00	$1,002.80	$4.98	0.99%

	Hypothetical(1)	$1,000.00	$1,020.02	$5.04	0.99%

Dividend Capture

Trust	Actual	$1,000.00	$1,110.30	$7.16	1.35%

	Hypothetical(1)	$1,000.00	$1,018.21	$6.87	1.35%

Investment A	Actual	$1,000.00	$1,108.80	$8.48	1.60%

	Hypothetical(1)	$1,000.00	$1,016.96	$8.14	1.60%

Investment B	Actual	$1,000.00	$1,105.40	$11.11	2.10%

	Hypothetical(1)	$1,000.00	$1,025.00	$10.69	2.10%

Growth

Trust	Actual	$1,000.00	$1,047.90	$5.97	1.16%

	Hypothetical(1)	$1,000.00	$1,019.17	$5.90	1.16%

Investment A	Actual	$1,000.00	$1,046.50	$7.25	1.41%

	Hypothetical(1)	$1,000.00	$1,017.91	$7.18	1.41%

Investment B	Actual	$1,000.00	$1,044.00	$9.81	1.91%

	Hypothetical(1)	$1,000.00	$1,015.40	$9.72	1.91%

Income Equity

Trust	Actual	$1,000.00	$1,095.70	$6.16	1.17%

	Hypothetical(1)	$1,000.00	$1,019.12	$5.96	1.17%

Investment A	Actual	$1,000.00	$1,094.30	$7.48	1.42%

	Hypothetical(1)	$1,000.00	$1,017.86	$7.23	1.42%

Investment B	Actual	$1,000.00	$1,091.50	$9.15	1.74%

	Hypothetical(1)	$1,000.00	$1,025.00	$8.86	1.74%

International Equity

Trust	Actual	$1,000.00	$1,153.80	$8.66	1.60%

	Hypothetical(1)	$1,000.00	$1,016.96	$8.14	1.60%

Investment A	Actual	$1,000.00	$1,153.00	$10.01	1.85%

	Hypothetical(1)	$1,000.00	$1,015.70	$9.42	1.85%

Investment B	Actual	$1,000.00	$1,150.40	$12.70	2.35%

	Hypothetical(1)	$1,000.00	$1,013.19	$11.96	2.35%

Macro 100

Trust	Actual	$1,000.00	$1,059.30	$10.15	1.96%

	Hypothetical(1)	$1,000.00	$1,015.15	$9.98	1.96%

Investment A	Actual	$1,000.00	$1,057.80	$11.43	2.21%

	Hypothetical(1)	$1,000.00	$1,013.89	$11.25	2.21%

Investment B	Actual	$1,000.00	$1,054.80	$14.05	2.72%

	Hypothetical(1)	$1,000.00	$1,011.33	$13.85	2.72%

Mid Corp America

Trust	Actual	$1,000.00	$1,098.00	$7.01	1.33%

	Hypothetical(1)	$1,000.00	$1,018.31	$6.77	1.33%

Investment A	Actual	$1,000.00	$1,095.70	$8.38	1.59%

	Hypothetical(1)	$1,000.00	$1,017.01	$8.09	1.59%

Investment B	Actual	$1,000.00	$1,094.00	$10.95	2.08%

	Hypothetical(1)	$1,000.00	$1,014.54	$10.59	2.08%

New Economy

Trust	Actual	$1,000.00	$1,139.00	$8.12	1.51%

	Hypothetical(1)	$1,000.00	$1,017.41	$7.69	1.51%

Investment A	Actual	$1,000.00	$1,138.40	$9.46	1.76%

	Hypothetical(1)	$1,000.00	$1,016.15	$8.96	1.76%

Investment B	Actual	$1,000.00	$1,135.20	$12.13	2.26%

	Hypothetical(1)	$1,000.00	$1,013.64	$11.50	2.26%

Rotating Markets

Trust	Actual	$1,000.00	$1,095.60	$6.43	1.22%

	Hypothetical(1)	$1,000.00	$1,018.87	$6.21	1.22%

Investment A	Actual	$1,000.00	$1,093.90	$7.74	1.47%

	Hypothetical(1)	$1,000.00	$1,017.61	$7.48	1.47%

Situs Small Cap

Trust	Actual	$1,000.00	$1,135.20	$7.51	1.40%

	Hypothetical(1)	$1,000.00	$1,017.96	$7.13	1.40%

Investment A	Actual	$1,000.00	$1,133.80	$8.85	1.65%

	Hypothetical(1)	$1,000.00	$1,016.70	$8.40	1.65%

Investment B	Actual	$1,000.00	$1,131.10	$11.52	2.15%

	Hypothetical(1)	$1,000.00	$1,014.19	$10.94	2.15%

Fixed Income

Trust	Actual	$1,000.00	$1,034.60	$5.52	1.08%

	Hypothetical(1)	$1,000.00	$1,019.57	$5.50	1.08%

Investment A	Actual	$1,000.00	$1,033.40	$6.85	1.34%

	Hypothetical(1)	$1,000.00	$1,018.26	$6.82	1.34%

Investment B	Actual	$1,000.00	$1,030.90	$9.39	1.84%

	Hypothetical(1)	$1,000.00	$1,015.75	$9.37	1.84%

Intermediate Government Income

Trust	Actual	$1,000.00	$1,030.20	$5.72	1.12%

	Hypothetical(1)	$1,000.00	$1,019.37	$5.70	1.12%

Investment A	Actual	$1,000.00	$1,028.90	$6.99	1.37%

	Hypothetical(1)	$1,000.00	$1,018.11	$6.97	1.37%

Investment B	Actual	$1,000.00	$1,025.30	$9.47	1.86%

	Hypothetical(1)	$1,000.00	$1,015.65	$9.47	1.86%

Michigan Tax-Free

Trust	Actual	$1,000.00	$1,021.60	$6.66	1.31%

	Hypothetical(1)	$1,000.00	$1,018.41	$6.67	1.31%

Investment A	Actual	$1,000.00	$1,020.30	$7.92	1.56%

	Hypothetical(1)	$1,000.00	$1,017.16	$7.94	1.56%

Investment B	Actual	$1,000.00	$1,017.80	$10.45	2.06%

	Hypothetical(1)	$1,000.00	$1,014.64	$10.49	2.06%

Mortgage Securities

Trust	Actual	$1,000.00	$1,050.30	$5.93	1.15%

	Hypothetical(1)	$1,000.00	$1,019.22	$5.85	1.15%

Investment A	Actual	$1,000.00	$1,049.80	$7.21	1.40%

	Hypothetical(1)	$1,000.00	$1,017.96	$7.13	1.40%

Investment B	Actual	$1,000.00	$1,046.50	$9.77	1.90%

	Hypothetical(1)	$1,000.00	$1,015.45	$9.67	1.90%

Ohio Tax-Free

Trust	Actual	$1,000.00	$1,025.40	$6.01	1.18%

	Hypothetical(1)	$1,000.00	$1,019.07	$6.01	1.18%

Investment A	Actual	$1,000.00	$1,024.20	$7.28	1.43%

	Hypothetical(1)	$1,000.00	$1,017.81	$7.28	1.43%

Investment B	Actual	$1,000.00	$1,021.60	$9.81	1.93%

	Hypothetical(1)	$1,000.00	$1,015.30	$9.82	1.93%

Short/Intermediate Fixed Income

Trust	Actual	$1,000.00	$1,012.80	$5.41	1.07%

	Hypothetical(1)	$1,000.00	$1,019.62	$5.45	1.07%

Investment A	Actual	$1,000.00	$1,011.50	$6.72	1.33%

	Hypothetical(1)	$1,000.00	$1,018.31	$6.77	1.33%

(1) Hypothetical assumes 5% annual return before expenses.

(2) Expenses are equal to the Funds’ annualized expense ratios for that class, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). The “Financial Highlights” tables in the Funds’ financial statements, included in this report, also show the gross expense ratios.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A copy of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds’ portfolios, as well as a record of how the Funds voted any such proxies during the most recent 12-month period ended June 30 is available without charge and upon request by calling 1-800-253-0412 or at www.huntingtonfunds.com/shareholders/. This information is also available from the EDGAR database on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO SCHEDULE

The Funds file with the SEC a complete schedule of their portfolio holdings, as of the first and third quarters of its fiscal year, on “Form N-Q.” These filings are available on the SEC’s website at www.sec.gov and may be reviewed and copied at their Public Reference Room in Washington, D.C. (call 1-800-SEC-0330 for information on the operation of the Public Reference Room.)

The Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. is the Administrator and Financial Administrator of the Huntington Funds and is the custodian of certain Funds. State Street Bank and Trust Company is also a custodian to one of the Funds. Huntington Asset Advisors, Inc., a subsidiary of The Huntington National Bank, serves as Investment Advisor to the Funds. Federated Services Company and Edgewood Services, Inc., the Sub-Administrator and Distributor of the Huntington Funds, respectively, are not affiliated with The Huntington National Bank.

Mutual funds, including money market funds, are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus which contains facts concerning the Funds’ objectives and policies, management fees, expenses and other information.

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Cusip 446327553

[Logo of Huntington Funds]

Huntington Funds Shareholder Services: 1-800-253-0412

27057 (2/05)

Item 2.     Code of Ethics

The  registrant  has adopted a code of ethics that  applies to the  registrant's
Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit hereto.

During the period  covered by the report,  there have been no amendments to, nor any waivers  granted  from the  registrant's  code of ethics that applies to its
Principal Executive Officer and Principal Financial Officer.

Item 3.     Audit Committee Financial Expert

The  registrant's  Board of Trustees has determined  that the registrant has at least one audit committee  financial expert serving on its audit committee.  The audit committee  financial expert is William R. Wise, who is  "independent"  for purposes of this Item 3 of Form N-CSR.

Item 4.     Principal Accountant Fees and Services

(a)  Audit Fees billed to the  registrant by its principal  accountants  for the two most recent fiscal years:

            Fiscal year ended 2004*:      $280,498
            Fiscal year ended 2003**:     $276,486

(b)  Audit-Related  Fees billed to the  registrant by its principal  accountants for the two most recent fiscal years:

            Fiscal year ended 2004*:      $0
            Fiscal year ended 2003**:     $0

     Amount requiring  approval of the registrant's  audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0
     respectively.

(c)  Tax Fees billed to the registrant by its principal  accountants for the two most recent fiscal years:

            Fiscal year ended 2004*:      $55,861
            Fiscal year ended 2003**:     $135,581

     Fees for both years related to the review of the  registrant's tax returns.
     Amount requiring  approval of the registrant's  audit committee pursuant to
     paragraph   (c)(7)(ii)  of  Rule  2-01  of   Regulation   S-X,  $0  and  $0
     respectively.

(d)  All other fees billed to the  registrant by its principal  accountants  for the two most recent fiscal years:

            Fiscal year ended 2004*:      $0
            Fiscal year ended 2003**:     $0

     Amount requiring  approval of the registrant's  audit committee pursuant to
     paragraph   (c)(7)(ii)  of  Rule  2-01  of   Regulation   S-X,  $0  and  $0
     respectively.

Total:
Fiscal year ended 2004: $336,359
Fiscal year ended 2003: $412,067

* KPMG LLP ("KPMG") served as the registrant's principal accountant for the period  January  1, 2004 to March 2,  2004.  The  registrant  changed  principal accountants effective March 2, 2004. Ernst and Young ("E & Y") served as the registrant's  principal  accountant for the period March 2, 2004 to
December 31, 2004.

** KPMG  served as the  registrant's  principal  accountant  for the period
January 1, 2003 to December 31, 2003.

(e)(1)      Audit Committee Policies regarding pre-approval of services.

      I.    Purpose

     Under the  Sarbanes-Oxley  Act of 2002 (the "Act"),  the Audit Committee of
the Board of Trustees of the  Huntington  Funds and the Huntington VA Funds (the
"Funds") is responsible for the  appointment,  compensation and oversight of the work of the Funds'  independent  auditor.  As part of this  responsibility,  the
Audit  Committee is required to grant approval for audit and non-audit  services performed by the independent  auditor for the Funds in order assure that they do not impair the auditor's  independence  from the Funds.  In addition,  the Audit
Committee  also  must  pre-approve  its  independent  auditor's  engagement  for
non-audit   services  with  the  Fund's  investment  adviser  (not  including  a sub-adviser whose role is primarily  portfolio  management and is sub-contracted
or  overseen  by  another  investment   adviser)  and  any  entity  controlling,
controlled by, or under common control with the investment adviser that provides ongoing  services  to the  Funds,  if the  engagement  relates  directly  to the operations and/or financial reporting of the Funds.

     To  implement  these  provisions  of the Act, the  Securities  and Exchange
Commission  (the "SEC") has issued rules  specifying  the types of services that the Funds'  independent  auditor  may not  provide to the Funds,  as well as the
Audit Committee's  administration of the engagement of the independent  auditor.
Under these rules, the SEC has provided that a permissible approval of audit and non-audit  services can take the form of either (i) a general  pre-approval,  or
(ii) a specific  pre-approval  (where a specific type of service is  authorized, generally subject to a fee maximum). General pre-approvals are authorized by SEC rules only subject to detailed policies and procedures. Unless a type of service has received general pre-approval,  it will require specific pre-approval by the
Audit Committee if it is to be provided by the independent auditor. Accordingly, the Audit Committee has adopted these Audit and Non-Audit Services  Pre-Approval
Policies  and  Procedures,  which set forth the  procedures  and the  conditions pursuant to which  services for the Funds may be  performed  by the  independent auditor under pre-approvals.

      II.   General Pre-Approval Policies

     It is the policy of the Audit  Committee that audit and non-audit  services to be performed by the Funds'  independent  auditor be pre-approved only when in the  best  interests  of the  Funds'  shareholders  and  fully  consistent  with applicable law and, particularly, the maintenance of the auditor's independence.
In granting any pre-approval, consideration shall be given to:

     1.   the qualifications of the auditor to perform the services involved;

     2.   the proposed  costs (which may be presented as an estimate or based on professional  time  charges  subject to a ceiling) of the services and the reasonableness thereof;

     3.   the permissibility of the services under applicable rules and guidance of the SEC;

     4.   the effect, if any, of the performance of the proposed services on the auditor's independence;

     5.   the  effect  of the  compensation  for the  proposed  services  on the auditor's independence; and

     6.   the effect,  if any, of the proposed services on the Funds' ability to manage or control risk or to improve audit quality.

In accordance with SEC rules, non-audit services performed by the Funds'
independent auditor may not include the following:

     1.   Bookkeeping or other services related to the accounting records or financial statements of the audit client;

     2.   Financial information systems design and implementation;

     3.   Appraisal or valuation services, fairness opinions or
          contribution-in-kind reports;

     4.   Actuarial services;

     5.   Internal audit outsourcing services;

     6.   Management functions or human resources;

     7.   Broker-dealer, investment adviser or investment banking services; and

     8.   Legal services and expert services unrelated to the audit.

     III.  Procedures for Pre-Approval by the Audit Committee

     1.   Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.

     2.   All requests for pre-approval shall be made to the full Audit
          Committee at regularly scheduled meetings thereof (or at a special meeting of the Audit Committee set to coincide with regular meetings of the Funds' Board of Trustees) whenever practicable.

     3.   Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4.   If consideration of a request for pre-approval on the dates identified in Section III(2) would not be timely, the requesting party shall notify the Chairman of the Audit Committee.  The
          Chairman of the Audit Committee shall then determine whether to schedule a special meeting of the Audit Committee (which may be conducted telephonically) on an alternative date or whether the request may appropriately be presented to a delegate of the Audit
          Committee under procedures set forth in Section IV below.

     5.   Requests for pre-approval may include, but are not limited to, the following services:

            a.    audit engagement, particularly for interim periods;
            b.    tax compliance, tax planning, and tax advice;
            c.    review and consents with respect to use of reports in
                  post-effective amendments to the registration statements of the Funds;
            d.    review of IRS shareholder materials;
            e.    review and validation of fund procedures (e.g., valuation, interfund lending, etc.), and
            f.    market research and strategic insights.

     6.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow evaluation of the considerations identified above in Section II.

     7.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

     8.    The Audit Committee's action on a request for pre-approval shall be recorded in the Audit Committee's minutes.

     9.    The Audit Committee's action on a request for pre-approval shall be communicated in writing to the independent auditor and, under normal circumstances, a copy of this communication shall be provided to the
           Funds' management.

     10.   The Audit Committee's action on a request for pre-approval shall be reported to the full Board of Trustees.

     11.   Pre-approvals will be granted for a period of no more than one year.

     IV.   Procedures for Pre-Approval by a Delegate of the Audit Committee

     1.    Where it has been determined by the Chairman of the Audit Committee that consideration of a request for pre-approval by the full Audit
           Committee would not be timely, the Chairman may determine that the request be presented to a member(s) of the Audit Committee appointed by the Audit Committee as its delegate (the "Delegate")
           for this purpose.  (As of the date of the adoption of these guidelines and procedures, William R. Wise has been so appointed, and such appointment may be revoked or modified by the Audit
           Committee at any time.)

     2.    Requests for pre-approval shall be in writing and may be made by either the independent auditors or by management of the Funds.

     3.    Under normal circumstances, requests for pre-approval should be presented at least 7 days prior (and in no event later than 48 hours prior) to the proposed commencement of the engagement.

     4.    Requests for pre-approval may include, but are not limited to, the following services:

            a.    audit engagement, particularly for interim periods;
            b.    tax compliance, tax planning, and tax advice;
            c.    review and consents with respect to use of reports in
                  post-effective amendments to the registration statements of the Funds;
            d.    review of IRS shareholder materials;
            e.    review and validation of fund procedures (e.g., valuation, interfund lending, etc.); and
            f.    market research and strategic insights.

     5.    Requests for pre-approval should identify the nature of the services to be provided in a manner sufficiently specific to allow
           evaluation of the considerations identified above in Section II.

     6.    Requests for pre-approval must include an assessment by the independent auditor of their independence should the request be granted and the proposed services rendered.

     7.    The Delegate's action on a request for pre-approval shall be communicated in writing to the independent auditor, with a copy to each other member of the Audit Committee and, under normal circumstances, to the Funds' management.

     8.    Pre-approvals by the Delegate shall be reviewed by the Audit
           Committee at a meeting held no later than the next scheduled meeting of the Board of Trustees or the Audit Committee, whichever occurs sooner.  An earlier review shall be conducted upon the written request of one or more Audit Committee members addressed to the
           Chairman of the Audit Committee.

     9.    Pre-approvals by the Delegate may be modified or revoked by the
           Audit Committee, but will not absolve the Funds' of their
           responsibility to compensate the independent auditor for services rendered prior to such modification or revocation.

     10.   The results of the Audit Committee's review of the Delegate's action on a request for pre-approval shall be recorded in the Audit
           Committee's minutes and reported to the full Board of Trustees.

     11.   Pre-approvals will be granted by the Delegate for a period of no more than one year.

     V.    Procedures for Monitoring Engagements Authorized Under Pre-Approval
           Procedures

     The  independent  auditor shall inform the Audit  Committee in writing upon the  commencement  of services  rendered under a  pre-approval.  The independent auditor shall  thereafter  provide the Audit  Committee  with written  quarterly progress  reports  within  one  month  of the  close  of each  calendar  quarter detailing the work done and fees and other charges incurred during said calendar quarter.  Should fees and expenses exceed those specified in a pre-approval  (or appear likely to do so prior to completion of the work), the independent auditor or management  shall so apprise the Audit  Committee  and an additional  express approval or pre-approval must be obtained.

      VI.   Amendment

     These  Policies and Procedures may be amended or revoked at any time by the
Audit  Committee  and shall be reviewed at least  annually in  conjunction  with review of the Audit Committee Charter.

(e)(2) Percentage of services described in each of paragraphs (b) through (d)
of this Item that were approved by the audit committee pursuant to paragraph
(C)(7)(i)(C) of Rule 2-01 of Regulation S-X.

      4(b)
           Fiscal year ended 2004- 0%
           Fiscal year ended 2003- 0%

           Percentage of services  provided to the registrant's investment  adviser and any entity  controlling,  controlled  by, or under common control with the investment adviser that provides  ongoing  services to the registrant  that were approved by the  registrant's  audit committee  pursuant to paragraph (C) (7) (i) (C) of Rule
           2-01 of Regulation S-X, 0% and 0% respectively.

      4(c)
           Fiscal year ended 2004- 0%
           Fiscal year ended 2003- 0%

           Percentage of services  provided to the registrant's  investment  adviser and any entity  controlling,  controlled  by, or under common control with the investment adviser that provides  ongoing  services to the registrant  that were approved by the  registrant's  audit committee  pursuant to paragraph (C) (7) (i) (C) of Rule
           2-01 of Regulation S-X, 0% and 0% respectively.

      4(d)
           Fiscal year ended 2004- 0%
           Fiscal year ended 2003- 0%

           Percentage of services  provided to the registrant's  investment  adviser and any entity  controlling,  controlled  by, or under common control with the investment adviser that provides  ongoing  services to the registrant  that were approved by the  registrant's  audit committee  pursuant to paragraph (C) (7) (i) (C) of Rule
           2-01 of Regulation S-X, 0% and 0% respectively.

     (f)  Not applicable.

     (g)  The aggregate fees billed by KPMG LLP ("KPMG") for non-audit  services rendered to the registrant and service  affiliates for the fiscal year ended December 31, 2003 was  $3,818,694.  The aggregate fees billed by
          KPMG for the period  January 1, 2004 to March 2, 2004 and by Ernst and
          Young LLP  ("E&Y")  for the period  March 2, 2004 to December  31,
          2004 were $0 and $17,080, respectively.

     (h)  The registrant's  Audit Committee has considered that the provision of non-audit services that were rendered to the registrant's adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment  adviser), and any entity  controlling,  controlled  by, or under common  control with the  investment  adviser that  provides  ongoing  services to the registrant that were not pre-approved pursuant to paragraph (C)(7)(ii)
          of Rule 2-01 of Regulation  S-X is  compatible  with  maintaining  the principal accountant's independence.

Item 5.   Audit Committee of Listed Registrants
          Not applicable.

Item 6.   Schedule of Investments
          Not applicable.

Item 7.   Disclosure of Proxy Voting Policies and Procedures for Closed-End
          Management Investment Companies
          Not applicable.

Item 8.   Portfolio Managers of Closed-End Management Investment Companies
          Not applicable.

Item 9.   Purchases of Equity Securities by Closed-End Management Investment
          Company and Affiliated Purchasers
          Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders
          Not applicable.

Item 11. Controls and Procedures

The registrant's Principal Executive Officer and Principal Financial
Officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act.

There were no changes in the registrant's internal control over financial reporting that occurred during the last fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits

(a)(1)The code of ethics that is the subject of the disclosure required by
Item 2 is attached hereto.

(a)(2)Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant  The Huntington Funds

By
     /s/Charles L. Davis, Jr.
     Charles L. Davis, Jr., Chief Executive Officer and Principal
     Executive Officer

Date March 8, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
     /s/Charles L. Davis, Jr.
     Charles L. Davis, Jr., Chief Executive Officer and Principal
     Executive Officer

Date March 8, 2005

By
     /s/Bryan C. Haft
     Bryan C. Haft, Treasurer and Principal Financial Officer

Date March 8, 2005